UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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Covidien Ltd.

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Covidien Ltd. 131 Front Street Hamilton, HM 12 Bermuda

Tel: (441) 298-2480
Fax: (441) 298-2501

Dear Shareholder:

On             , 2009, at 10 a.m., Eastern Time, we will hold a special court-ordered meeting of our common shareholders at 15 Hampshire Street, Mansfield, Massachusetts 02048.

Our board of directors has unanimously approved, and is submitting to our common shareholders for their approval, a proposal that would result in your holding shares in an Irish company rather than a Bermuda company. The proposed scheme of arrangement under Bermuda law will effectively change the place of incorporation of the company whose shares you own from Bermuda to Ireland. Except for the effect of payment of cash in lieu of fractional shares held of record, if any, the number of shares you will own in Covidien plc, the Irish company, will be the same as the number of shares you held in Covidien Ltd., the Bermuda company, immediately prior to the completion of the transaction, and your relative economic interest in Covidien will remain unchanged. The special court-ordered meeting is being held in accordance with an order of the Supreme Court of Bermuda issued on            , 2009, which Bermuda law required us to obtain prior to holding the meeting. If shareholders approve the scheme of arrangement at the meeting, we will be required to make a subsequent application to the Supreme Court of Bermuda seeking sanction or approval of the scheme of arrangement, which application will be heard on or about            , 2009.

After the completion of the transaction, the Irish company will continue to conduct the same business operations as conducted by the Bermuda company before the transaction. We expect the shares of the Irish company to be listed on the New York Stock Exchange under the symbol “COV,” the same symbol under which your shares are currently listed. Upon completion of the transaction, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the New York Stock Exchange, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles.

If the scheme of arrangement is approved, we also will ask you at the meeting to approve a proposal to create “distributable reserves,” which are required under Irish law in order to permit us to continue to pay quarterly dividends after the transaction.

Under U.S. federal income tax law, shareholders of Covidien Ltd. generally will not recognize gain or loss in the transaction, except with respect to any cash received in lieu of fractional shares held of record, if any.

This proxy statement provides you with detailed information regarding the transaction. We encourage you to read this entire document carefully. You should carefully consider “Risk Factors” beginning on page 25 for a discussion of risks before voting at the meeting.

The transaction cannot be completed without (1) the affirmative vote of a majority in number of the holders of Covidien Ltd. common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the common shares present and voting on the proposal, whether in person or by proxy, and (2) the approval of the Supreme Court of Bermuda. Your board of directors unanimously recommends that you vote to approve the scheme of arrangement.

Please mark, date, sign and return the enclosed proxy card in the enclosed, postage-paid envelope as promptly as possible, or appoint a proxy to vote your shares by using the Internet, as described in the attached proxy statement, so that your shares may be represented at the special court-ordered meeting and voted in accordance with your wishes.

If you have any questions about the meeting, or if you require assistance, please call D.F. King & Co., Inc. at 1-800-549-6697 (toll-free in the U.S.) or 1-212-269-5550 (call collect).

Sincerely,

Richard J. Meelia

Chairman, President and Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the transaction or determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

This proxy statement is dated             , 2009 and is first being mailed to shareholders on or about             , 2009.

NOTICE OF SPECIAL COURT-ORDERED MEETING OF SHAREHOLDERS

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. [            ]

IN THE MATTER OF COVIDIEN LTD.

AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

NOTICE OF MEETING OF COVIDIEN LTD.

SHAREHOLDERS TO BE HELD ON                     , 2009

To the holders of common shares of Covidien Ltd.:

We will hold a special court-ordered meeting of our common shareholders at 15 Hampshire Street, Mansfield, Massachusetts 02048, commencing at 10 a.m., Eastern Time, on                     , 2009 to vote:

1.	to approve the Scheme of Arrangement attached as Annex A to this proxy statement between Covidien Ltd., a company organized under the laws of Bermuda, and its shareholders (the “Scheme of Arrangement”). If the Scheme of Arrangement is approved, it will effect a transaction (the “Transaction”) pursuant to which each holder of Covidien Ltd. common shares outstanding immediately before the Transaction is effected will receive ordinary shares of Covidien plc, an Irish company and subsidiary of Covidien Ltd., with a par value of $0.20 per share, on a one-for-one basis in respect of such outstanding Covidien Ltd. common shares (or, in the case of fractional interests in shares of Covidien Ltd. (which we refer to in this proxy statement as “fractional shares”) held of record, if any, cash for such fractional shares in lieu of ordinary shares of Covidien plc);

2.	if the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization (as defined below), to approve the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc) that was previously approved by Covidien Ltd. and the other current shareholders of Covidien plc (as described in this proxy statement). We refer to this proposal in this proxy statement as the “distributable reserves proposal”; and

3.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

All registered holders of our common shares at the close of business on             , 2009 are entitled to notice of, and to vote at, the special court-ordered meeting and any adjournments or postponements thereof.

The attached proxy statement and the accompanying proxy card are being sent to common shareholders on or about             , 2009.

Admission to the special court-ordered meeting of common shareholders will be by ticket only and will require photo identification from all shareholders. Also, if you hold your shares through an intermediary such as a bank or broker, you must bring proof of ownership, such as an account statement from your broker, indicating your beneficial ownership of Covidien Ltd. common shares on             , 2009, the record date for the meeting. If you are a registered common shareholder and plan to attend the meeting, please check the appropriate box on the proxy card or, if you appoint a proxy by Internet, indicate your plans to attend when prompted. In all cases, retain the top portion of the proxy card as your admission ticket to the meeting. Holders of record who attend the meeting may vote their shares personally at the meeting even if they have previously sent in proxies. If you are a shareholder whose common shares are held through an intermediary such as a bank or broker and you plan to attend the meeting and vote, you must obtain a legal proxy from your broker. Please contact your broker for instructions on how to obtain such a legal proxy.

The special court-ordered meeting is being held in accordance with an order of the Supreme Court of Bermuda issued on                     , 2009, which Bermuda law required us to obtain prior to holding the meeting. If shareholders approve the Scheme of Arrangement at the meeting, we will make a subsequent application to the Supreme Court of Bermuda seeking sanction or approval of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the sanction hearing to be held on                     , 2009 at                      at the Supreme Court in Hamilton, Bermuda. If you are a common shareholder who wishes to appear in person or by counsel at the sanction hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Covidien Ltd. will not object to the participation in the sanction hearing by any shareholder who holds shares through a broker.

This notice incorporates the accompanying proxy statement.

By Order of the Board of Directors

John W. Kapples

Secretary

            , 2009

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL COURT-ORDERED MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR COMMON SHARES BY INTERNET AS DESCRIBED ON YOUR PROXY CARD.

This proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 97 for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request directed to Investor Relations, Covidien, 15 Hampshire Street, Mansfield, Massachusetts 02048. To ensure timely delivery of these documents, any request should be made by                     , 2009. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement.

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COVIDIEN LTD.

131 FRONT STREET

HAMILTON, HM 12 BERMUDA

PROXY STATEMENT

For the Special Court-Ordered Meeting of Common Shareholders

to be held on              , 2009

This proxy statement is furnished to our common shareholders in connection with the solicitation of proxies on behalf of the board of directors of Covidien Ltd. (sometimes referred to herein as the “Company”) to be voted at the Company’s special court-ordered meeting of common shareholders (the “meeting” or “special court-ordered meeting”) to be held on             , 2009, and any adjournments or postponements thereof, at the times and places and for the purposes set forth in the accompanying Notice of Special Court-Ordered Meeting of Shareholders. This proxy statement and the accompanying proxy card are being sent to common shareholders on or about              , 2009. Please mark, date, sign and return the enclosed proxy card to ensure that all of your shares are represented at the special court-ordered meeting.

Shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, at the proxy’s discretion. You may revoke your proxy at any time before it is exercised by timely delivery of a properly signed, later-dated proxy (including an Internet proxy) or by voting in person at the meeting. You may also notify our Secretary in writing before the special court-ordered meeting that you are revoking your proxy. If you hold your shares beneficially, please follow the procedures required by your broker to revoke a proxy. You should contact that firm directly for more information on these procedures.

The board of directors has fixed the close of business on              , 2009 as the record date for determination of common shareholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. As of the record date, the issued and outstanding voting shares of the Company consisted of                     common shares.

Admission to the meeting will be by ticket only and will require photo identification from all shareholders. If you are a registered common shareholder and plan to attend the meeting, please check the appropriate box on the proxy card or, if you appoint a proxy by Internet, indicate your plans to attend when prompted. If you hold your shares through an intermediary such as a bank or broker and plan to attend the meeting and vote, you must bring proof of ownership, such as an account statement from your broker, indicating your beneficial ownership of Covidien common shares on              , 2009, the record date for the meeting, and you must obtain a legal proxy from your broker. Please contact your broker for instructions on how to obtain such a legal proxy.

TRANSACTION STRUCTURE

We are seeking your approval at the special court-ordered meeting of a Scheme of Arrangement under Bermuda law that will effectively change the place of incorporation of the company whose shares you own from Bermuda to Ireland.

As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote will effect the Transaction, which is part of a broader “Reorganization.” The first step in that Reorganization was the change of Covidien Ltd.’s tax residency from Bermuda to Ireland, which occurred in December 2008.

The Transaction involves several steps. Covidien Ltd., the Bermuda company whose common shares you currently own, formed a new Irish company named Covidien public limited company (“Covidien plc”), as a direct subsidiary. On             , 2009, we petitioned the Supreme Court of Bermuda (the “Supreme Court”) to order the calling of the meeting of Covidien Ltd. common shareholders to approve the Scheme of Arrangement. On             , 2009, the Supreme Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the special court-ordered meeting to approve the Scheme of Arrangement on             , 2009. If we obtain the necessary shareholder approval, the Supreme Court will hold a second hearing scheduled to be held on or about             , 2009 to sanction the Scheme of Arrangement (the “Sanction Hearing”). Assuming we receive the necessary approvals from the shareholders and the Supreme Court and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will become effective. Various steps of the Transaction will occur effectively simultaneously at the “Transaction Time,” which we anticipate will be after the close of trading on the New York Stock Exchange (“NYSE”) on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NYSE on the next business day.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	all fractional shares of Covidien Ltd. held of record, if any, will be cancelled and Covidien Ltd. will pay to each holder of fractional shares that have been cancelled an amount based on the average of the high and low trading prices of Covidien Ltd. common shares on the NYSE on the business day immediately preceding the effective date of the Scheme of Arrangement;

2.	all previously outstanding whole common shares of Covidien Ltd. will be cancelled;

3.	Covidien Ltd. will issue 100 common shares to Covidien plc (which will constitute all of Covidien Ltd.’s issued common shares at such time);

4.	Covidien plc will issue ordinary shares on a one-for-one basis to the holders of whole Covidien Ltd. common shares that have been cancelled; and

5.	all previously outstanding ordinary shares of Covidien plc, which prior to the Transaction Time will be held by Covidien Ltd. and its nominees, will be acquired by Covidien plc and cancelled for no consideration, in accordance with a resolution passed by Covidien Ltd. and such nominees.

As a result of the Transaction, the common shareholders of Covidien Ltd. will become ordinary shareholders of Covidien plc and Covidien Ltd. will become a wholly owned subsidiary of Covidien plc, as indicated in the diagram below.

In connection with consummation of the Transaction:

•	Covidien plc will assume Covidien Ltd.’s existing obligations in connection with awards granted under Covidien Ltd.’s equity incentive plans and other similar employee awards;

•

Covidien plc will enter into a supplemental indenture to the indenture governing the senior notes issued by Covidien International Finance S.A., a subsidiary of Covidien Ltd. (“CIFSA”), pursuant to which

Covidien plc will guarantee the obligations of CIFSA under the indenture and supplemental indentures governing the senior notes; and

•

We will seek waivers under and/or amendments to CIFSA’s five-year senior unsecured revolving credit facility in order to avoid a technical default that would otherwise result from Covidien Ltd. becoming a wholly owned subsidiary of Covidien plc in connection with the Transaction.

We refer to the foregoing transactions, together with the steps of the Transaction and the change in Covidien Ltd.’s tax residency from Bermuda to Ireland that was completed in December 2008, as the “Reorganization.”

In connection with consummation of the Transaction, the shares of Covidien Ltd. held as treasury shares immediately prior to the Transaction Time will be cancelled, and Covidien plc will issue an equal number of new ordinary shares to Covidien Ltd. As of February 27, 2009, there were 90,471 Covidien Ltd. shares held as treasury shares, and we do not expect this number to be materially different as of immediately prior to the Transaction Time.

Currently, the only fractional shares held of record are those that shareholders have acquired through the dividend reinvestment feature offered through our Investor Services Program. Prior to the Transaction Time, our Investor Services Program will be terminated, and all fractional shares held of record as a result of the operation of the dividend reinvestment feature of the Investor Services Program will be cancelled in exchange for a cash payment in connection with such termination. Accordingly, we expect that there will not be any fractional shares held of record at the Transaction Time.

As of February 27, 2009, there were 503,945,147 common shares of Covidien Ltd. outstanding. In addition, there were 13,060,254 common shares of Covidien Ltd. reserved for issuance pursuant to outstanding equity awards and an additional 7,435,595 common shares available for issuance but unissued under Covidien Ltd.’s incentive plans.

The following diagram shows the structure of Covidien Ltd. before the Reorganization and after the Reorganization. The diagram does not reflect any of the legal entities owned by Covidien Ltd.

In this proxy statement, we sometimes refer to Covidien Ltd. before the Transaction and Covidien plc after the Transaction as “we,” “our,” “Covidien” or the “Company.”

QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION

Q:	What am I being asked to vote on at the meeting?

A:	You are being asked to vote on a Scheme of Arrangement under Bermuda law that will effect a transaction, which we refer to as the Transaction, pursuant to which your common shares of Covidien Ltd. will be cancelled and you will receive, on a one-for-one basis with your Covidien Ltd. shares that have been cancelled, new shares of Covidien plc (or, in the case of fractional shares held of record, if any, cash) for the purpose of changing the place of incorporation of the company whose shares you own from Bermuda to Ireland. As a result of the Transaction, shareholders of Covidien Ltd. will become shareholders of Covidien plc. Many of the principal attributes of Covidien Ltd.’s common shares and Covidien plc’s ordinary shares will be similar. However, there are differences between your rights under Irish law and under Bermuda law. In addition, there are differences between Covidien Ltd.’s memorandum of association and bye-laws and Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction. We discuss these differences in detail under “Description of Covidien plc Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Copies of forms of Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction are attached to this proxy statement as Annex B.

If the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization, you also will be asked at the special court-ordered meeting to vote on a proposal to approve the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc) that was previously approved by Covidien Ltd. and the other current shareholders of Covidien plc (as described in this proxy statement). Approval of the distributable reserves proposal is not a condition to the Transaction.

You are also being asked to vote on a proposal to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting. Approval of the adjournment proposal is not a condition to the Transaction or the creation of distributable reserves.

Q:	Why did Covidien Ltd. move its tax residency to Ireland?

A:	Covidien Ltd. moved its tax residency to Ireland in December 2008 as the first step of the Reorganization. The move in tax residency was effected as a result of a determination by our board of directors to hold a majority of board meetings each year in Ireland and to make all key strategic decisions at the board level.

Ireland’s corporate law and tax system distinguishes between tax residence and place of incorporation. There are companies that are incorporated outside Ireland but are tax resident in Ireland (and vice versa). Once the board of directors determined that moving from Bermuda to Ireland was in the best interests of shareholders, it was determined to move as soon as practicable. Because moving tax residence to Ireland can be achieved without a shareholder vote and due to the possible enactment of the various legislative and regulatory proposals described in the next answer, this was a logical first step pending implementation of the Transaction.

Q:	Why do you want to change Covidien’s place of incorporation from Bermuda to Ireland?

A:	Covidien Ltd. is currently incorporated in Bermuda, a legacy from the Company’s time as a wholly owned subsidiary of Tyco International Ltd. (“Tyco International”). In 1997, Tyco International became a Bermuda company as the result of a merger with ADT, a publicly traded company that had been headquartered in Bermuda since the 1980s. Tyco International subsequently determined, in connection with its separation into three companies in mid-2007 – Covidien Ltd., Tyco Electronics Ltd. and Tyco International – that each such company would remain incorporated in Bermuda.

After our first year as an independent healthcare products company, we revisited the decision regarding the location of our principal executive offices, and determined that it no longer remained appropriate to be located in Bermuda. The primary factor in reaching this decision was the possible adoption of various legislative and regulatory proposals introduced in the United States. These included proposals to limit tax treaty benefits to companies that are domiciled in countries like Bermuda, and various federal and state legislative proposals that would deny government contracts to companies that are located abroad in places like Bermuda. If enacted, we determined that these proposals, due to their potentially wide-ranging scope, could have a material and adverse impact on the Company and its shareholders. Consequently, following a thorough review, Covidien determined that moving from Bermuda is best for shareholders, employees and other stakeholders.

As a result of reaching this decision, the Company reviewed a number of alternatives with its board of directors and outside advisors, including incorporating in a number of different jurisdictions in the two major economic zones in which we operate: North America and Europe. We determined that incorporating in the United States would have negative financial consequences for Covidien and its shareholders by increasing our global effective tax rate, resulting in potentially significant declines in net income and earnings per share. We ultimately decided to incorporate in a European Union jurisdiction, given Covidien’s already substantial and growing operations in Europe and given the introduction of various OECD and European Union proposals that could adversely affect companies incorporated in certain jurisdictions outside the OECD or the European Union, respectively. We selected Ireland after considering various factors, including the following:

•

Covidien has conducted operations in Ireland for nearly 30 years, is comfortable with the Irish business environment, and currently enjoys a strong and growing presence in the country. Ireland is an outward-looking country that has for many years supported exporting companies.

•

Currently, Covidien has 6 facilities, including 4 manufacturing sites, sales and customer service operations in Ireland. In total, Covidien has almost 2,000 employees in the country, making Ireland the home to the third-highest number of Covidien employees out of the 59 countries in which Covidien operates and the highest number of Covidien employees in Europe.

•

Ireland enjoys strong relationships as a member of the European Union, and has a long history of international investment and a good network of tax treaties with the United States, the European Union and many other countries where Covidien has major operations.

•

Both Ireland and Bermuda are common law jurisdictions which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe Ireland’s legal system to be more flexible, predictable and familiar to Covidien than that of a civil law system.

•	Ireland is an English-speaking country, is a member of the euro zone, and has a stable business, legal and regulatory environment.

•

Covidien continues to benefit from the incremental investments made over the last few years to augment its sales force and expand geographically in European, African and Asian markets. Ireland is a beneficial location considering Covidien’s growing presence in these markets. We believe the Reorganization will offer increased strategic flexibility and operational benefits as we continue to expand the rapidly growing European, African and Asian portion of our business.

•	Ireland permits the payment of dividends in U.S. dollars.

Please see “Proposal Number One: The Reorganization—Background and Reasons for the Reorganization” for more information. We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: your rights as a shareholder will change due to differences between Bermuda and Irish law and between the governing documents of Covidien Ltd. and Covidien plc; the market for Covidien plc shares may differ from the market for Covidien Ltd. shares and Covidien plc’s shares may be removed from the S&P 500 or other indices as a result of the Transaction; legislative action in the U.S. could materially, adversely affect us; the Reorganization may not allow us to maintain a competitive worldwide effective tax rate and may result in additional costs even if it is not completed; credit market volatility may make it difficult for us to obtain the appropriate waivers and/or amendments to our credit facility; we may choose to abandon the Transaction; if the distributable reserves proposal is not approved, Covidien plc may not be able to pay dividends or repurchase shares following the Transaction; increased shareholder voting requirements in Ireland will reduce our flexibility in some aspects of capital management; the transfer of Covidien plc shares after the Transaction may be subject to Irish stamp duty; and dividends paid after the Transaction may be subject to Irish dividend withholding tax or Irish income tax. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.

Q:	Will the Reorganization affect our current or future operations?

A:	We believe that the Reorganization will have no material impact on how we conduct our day-to-day operations. The location of our future operations will depend on the needs of our business, independent of our legal domicile.

Q:	How will the Reorganization affect our presence in Bermuda?

A:	Following the completion of the Reorganization, Covidien will relocate its principal executive office from Bermuda to Ireland.

Q:	How will the Reorganization affect our presence in the United States?

A:	There are no changes planned for our U.S. operations or workforce as a result of the Reorganization.

Q:	What will be our corporate presence in Ireland?

A:	In addition to Ireland being our intended jurisdiction of incorporation and Irish law governing Covidien plc, we will expand our presence in Ireland with additional finance and regulatory professionals appropriate to staff our principal executive office. We will also hold a majority of our board of directors meetings in Ireland.

Q:	Will the Transaction dilute my economic interest in Covidien?

A:	No, except for the effect of payment of cash for fractional shares held of record, if any, your relative economic ownership in Covidien will not change as a result of the Transaction.

Q:	How will the Reorganization affect financial reporting?

A:	After the Reorganization, Covidien will continue to prepare financial statements in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and report in U.S. dollars, and will continue to file reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and Exchange Commission (“SEC”), as it currently does. In addition, in connection with annual general meetings of Covidien plc, shareholders will receive audited consolidated annual financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”), which we refer to as the “IFRS Financial Statements,” in addition to the information shareholders already receive.

Q:	What impact will the Reorganization have on Covidien’s current debt arrangements?

A:	There will be no material impact on Covidien’s senior notes. In connection with the Reorganization, Covidien plc will enter into a supplemental indenture under which it will guarantee the obligations of the Covidien subsidiary that issued the senior notes. Covidien Ltd. will not, however, be released from any of its obligations in respect of the senior notes. Please see “Proposal Number One: The Reorganization—Guarantee of Senior Notes.”

We are seeking waivers under and/or amendments to our credit facility in connection with the Reorganization in order to avoid a technical default that would otherwise result from Covidien Ltd. becoming a wholly owned subsidiary of Covidien plc in connection with the Transaction. If we are successful in obtaining these waivers and/or amendments, we expect that our interest expense under the credit facility may increase and that the credit agreement may be amended to include financial terms less favorable to us than those of the existing credit agreement. Please see “Proposal Number One: The Reorganization—Credit Facility” and “Risk Factors.”

Q:	Will the Reorganization impact Covidien’s ability to access the capital and bank markets in the future?

A:	We do not expect that the Reorganization will have any significant effect on our ability to access the capital markets. We expect to be able to access the capital and bank markets as efficiently and on similar terms as we can today.

Q:	What effect would the failure to complete the Reorganization have on Covidien?

A:	Covidien Ltd. will remain an Irish tax resident even if the Reorganization is not completed. In addition, we will incur certain costs whether or not the Reorganization is completed. Covidien will consider all possible alternatives in the event that the Reorganization is not completed. For more information, please see “Risk Factors.”

Q:	What are the material tax consequences of the Transaction?

A:	Please read the following questions and answers regarding some of the potential tax consequences of the Transaction. Please refer to “Material Tax Considerations” beginning on page 41 for a description of the material U.S. federal income tax and Irish tax consequences of the Transaction to Covidien Ltd. shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You are urged to consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

Q:	Is the Transaction taxable to me?

A:	Under U.S. federal income tax law, holders of shares of Covidien Ltd. will not recognize gain or loss in the Transaction, except with respect to any cash received in lieu of fractional shares. Certain five percent or greater shareholders may, however, be required to timely enter into and maintain a gain recognition agreement to avoid recognizing gain in the Transaction. Under Irish tax law, no tax is due for Covidien Ltd. shareholders in the Transaction (including on the receipt of cash in respect of fractional shares in the Transaction) unless such shareholders have some connection with Ireland other than holding Covidien plc shares. Please see “Material Tax Considerations.”

Q:	Is the Transaction a taxable transaction for Covidien Ltd. or Covidien plc?

A:	No. The Transaction will not be a taxable transaction for Covidien Ltd. or Covidien plc.

Q:	Will the Transaction impact Covidien’s effective tax rate in 2009—or expectations for later years?

A:	The Reorganization is not anticipated to have any material impact on Covidien’s effective tax rate. As previously publicly reported, Covidien expects that its effective tax rate will decline at least 200 to 300 basis points over the next several years, irrespective of whether the Transaction is completed.

Q:	Does it matter, for tax or other reasons, whether I hold my shares “beneficially” or “of record”?

A:	Yes. In general, Covidien shareholders hold their shares in one of two ways. Some shareholders are directly registered in their own names on Covidien’s shareholder records, as maintained by Covidien’s transfer agent (currently BNY Mellon Shareowner Services). In this proxy statement, we generally refer to these shareholders as holding their shares “directly” or “of record.” Other shareholders hold their shares through banks, brokers, trustees, custodians or other nominees, which in turn hold those shares through the Depositary Trust Company (“DTC”). We generally refer to these shareholders as holding their shares “beneficially,” and to these banks, brokers, trustees, custodians or other nominees as “brokers.”

Under Irish tax law, you may be treated differently depending on whether you hold your shares “beneficially” or “of record.” Please see “Material Tax Considerations—Irish Tax Considerations.” In addition, there are different procedures for voting and attending the meeting, depending on how you hold your shares. Please see “The Special Court-Ordered Meeting—Record Date; Voting Rights; Vote Required for Approval” and “The Special Court-Ordered Meeting—How You Can Vote.”

Q:	Will there be an Irish withholding tax on dividends on Covidien shares?

A:	For the majority of shareholders, there will not be any Irish withholding tax on dividends.

Irish withholding tax (if any) arises in respect of dividends paid after Covidien’s establishment of tax residency in Ireland, which occurred in December 2008. Whether Covidien is required to deduct Irish dividend withholding tax from dividends paid to a shareholder will depend largely on whether that shareholder is resident for tax purposes in a “relevant territory.” A list of the “relevant territories” is included as Annex C to this proxy statement.

Shares held by U.S. resident shareholders

Dividends paid on Covidien shares that are owned by residents of the U.S. generally will not be subject to Irish withholding tax.

For shares held beneficially, dividends will not be subject to Irish withholding tax if the address of the relevant shareholder in his or her broker’s records is in the U.S. For shares held directly, dividends will not be subject to Irish withholding tax if the shareholder has provided a valid Form W-9 showing a U.S. address or a valid U.S. taxpayer identification number to Covidien’s transfer agent.

Shares held by residents of “relevant territories” other than the U.S.

Dividends paid to shareholders who are residents of “relevant territories” other than the U.S. generally will not be subject to Irish withholding tax, but those shareholders will need to provide Irish tax forms in order to receive their dividends without any Irish withholding tax as summarized below.

Shareholders who are residents of “relevant territories” other than the U.S. who held shares on February 6, 2009 generally will receive dividends in 2009 without any Irish withholding tax. For shares held beneficially, dividends will be paid in 2009 without any Irish withholding tax if the address of the relevant shareholder in his or her broker’s records is in a “relevant territory” other than the U.S. For shares held directly, dividends will be paid in 2009 without any Irish withholding tax if the shareholder has provided a valid U.S. tax form showing an address in a “relevant territory” other than the U.S. to Covidien’s transfer agent.

Shareholders who are residents of “relevant territories” other than the U.S. who acquire their shares after February 6, 2009 must complete the appropriate Irish dividend withholding tax forms in order to receive their dividends without withholding tax. Such shareholders must provide the appropriate Irish forms to their brokers before the record date for the first dividend payment to which they are entitled (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly).

In addition, all shareholders who are residents of “relevant territories” other than the U.S. (regardless of when such shareholders acquired their shares) must complete the appropriate Irish dividend withholding tax forms in order to receive their dividends in 2010 and later years without withholding tax. Such shareholders must provide the appropriate Irish forms to their brokers before the record date for the first dividend paid in 2010 (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly).

Shares held by residents of countries that are not “relevant territories”

Covidien shareholders who do not reside in “relevant territories” will be subject to Irish withholding tax (currently at the rate of 20%), but there are a number of other exemptions that could apply on a case-by-case basis. Such shareholders should seek their own advice as to whether and how they may claim such exemptions.

Important information for all shareholders about Irish withholding tax

Covidien will rely on information received directly or indirectly from brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required Irish dividend withholding tax forms, as described above. Covidien strongly recommends that shareholders who will need to complete Irish forms as described above do so and provide them to their brokers or Covidien’s transfer agent, as the case may be, as soon as possible. Shareholders who do not need to complete Irish forms should ensure that their residence or required U.S. tax information has been properly recorded by their brokers or provided to Covidien’s transfer agent, as the case may be, as described above. If any shareholder who is exempt from withholding receives a dividend subject to Irish dividend withholding tax, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Links to the various Irish Revenue forms are available at http://www.revenue.ie/en/tax/dwt/forms/index.html. Please contact your broker or your tax advisor if you have any questions regarding Irish dividend withholding tax.

Please see “Material Tax Considerations—Irish Tax Considerations—Withholding Tax on Dividends” for a more detailed description of the Irish withholding tax on dividends.

Q:	Will there be Irish income tax on dividends on Covidien shares?

A:	For the majority of shareholders, there will not be any Irish income tax on dividends.

Irish income tax (if any) generally arises for non-Irish residents only in respect of dividends paid after Covidien’s establishment of tax residency in Ireland, which occurred in December 2008.

Dividends paid on Covidien shares owned by residents of “relevant territories” or by other shareholders that are otherwise exempt from Irish dividend withholding tax will generally not be subject to Irish income tax unless they have some connection to Ireland other than holding Covidien shares. Residents of “relevant territories” and other shareholders that are otherwise exempt from Irish dividend withholding tax who receive dividends subject to Irish withholding tax should be able to make a reclaim of the withholding tax from the Irish Revenue unless they have some connection to Ireland other than holding Covidien shares. Covidien shareholders who receive their dividends subject to Irish dividend withholding tax will have no further liability to Irish income tax on the dividend unless they have some other connection with Ireland.

This answer does not address shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes and such shareholders should seek their own advice.

Please see “Material Tax Considerations—Irish Tax Considerations—Income Tax on Dividends Paid on Covidien Shares” for a more detailed description of the Irish income tax on dividends.

Q:	Will there be an Irish stamp duty on the transfer of Covidien shares?

A:	For the majority of transfers of Covidien shares, there will not be any Irish stamp duty.

Irish stamp duty (if any) becomes payable in respect of share transfers occurring after completion of the Transaction.

A transfer of Covidien shares from a seller who holds shares beneficially to a buyer who holds the acquired shares beneficially will not be subject to Irish stamp duty. A transfer of Covidien shares by a seller who holds shares directly to any buyer, or by a seller who holds the shares beneficially to a buyer who holds the acquired shares directly, may be subject to Irish stamp duty (currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher) payable by the buyer. A shareholder who directly holds shares may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and the transfer is not in contemplation of a sale of the shares.

Because of the potential Irish stamp duty on transfers of Covidien shares, Covidien strongly recommends that all directly registered shareholders open broker accounts so they can transfer their shares into a broker account as soon as possible, and in any event prior to completion of the Transaction. Covidien also strongly recommends that any person who wishes to acquire Covidien shares after completion of the Transaction acquire such shares beneficially.

We currently intend to pay (or cause one of our affiliates to pay) stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Covidien may, in its absolute discretion, pay (or cause one of its affiliates to pay) any stamp duty. Covidien plc’s articles of association as they will be in effect after the Transaction provide that, in the event of any such payment, Covidien plc (i) may seek reimbursement from the buyer, (ii) will have a lien against the Covidien plc shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the stamp duty against future dividends on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Covidien plc shares has been paid unless one or both of such parties is otherwise notified by Covidien.

Please see “Material Tax Considerations—Irish Tax Considerations—Stamp Duty” for a more detailed description of the Irish stamp duty.

Q:	Will the Reorganization have any impact on Covidien’s ability to pay dividends or buy back shares?

A:

Under Irish law, dividends must be paid (and share repurchases must generally be funded) out of “distributable reserves,” which Covidien plc will not have immediately following the Transaction Time. Please see “Description of Covidien plc Shares—Dividends” and “Description of Covidien plc Shares—

Share Repurchases and Redemptions.” If the Scheme of Arrangement is approved, shareholders of Covidien Ltd. also will be asked at the special court-ordered meeting to approve the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc), in order to permit us to continue to pay quarterly dividends (and repurchase shares) after the Transaction. The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the shareholders of Covidien Ltd. approve the Scheme of Arrangement but do not approve the distributable reserves proposal, and the Transaction is consummated, Covidien plc may not have sufficient distributable reserves to pay dividends (or to repurchase shares) following the Transaction.

In addition, the creation of distributable reserves requires the approval of the Irish High Court. Although we are not aware of any reason why the High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the High Court and there is no guarantee that such approval will be forthcoming. Please see “Risk Factors” and “Proposal Number Two: Creation of Distributable Reserves.”

Q:	Will the Reorganization have any material impact on another company’s ability to acquire Covidien?

A:	No, the Reorganization should not materially affect the ability of another company to acquire Covidien. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Approval of Business Combinations and Appraisal Rights,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Special Vote Required for Combinations with Interested Shareholders,” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Other Anti-Takeover Measures.”

Q:	When do you expect the Transaction to be completed?

A:	We are working towards completing the Transaction as quickly as possible and, assuming the Scheme of Arrangement is approved by the requisite shareholder vote and by the Supreme Court and the other conditions to the consummation of the Transaction are satisfied (and we do not abandon the Transaction), we expect to do so as soon as practicable following shareholder approval. We currently expect to complete the Transaction in 2009. Please see Annex E to this proxy statement for an expected timetable. However, the Transaction may be abandoned or delayed by our board of directors at any time prior to the Scheme of Arrangement becoming effective, even though the Scheme of Arrangement may have been approved by our shareholders and sanctioned by the Supreme Court and all other conditions to the Transaction may have been satisfied. Please see “Proposal Number One: The Reorganization—Amendment, Termination or Delay.”

Q:	What will I receive for my Covidien Ltd. shares?

A:	You will receive one ordinary Covidien plc share for each whole Covidien Ltd. share you held immediately prior to the completion of the Transaction and cash for any fractional shares of Covidien Ltd. you held of record immediately prior to completion of the Transaction.

Q:	If the Scheme of Arrangement is approved, do I have to take any action to cancel my Covidien Ltd. shares and receive Covidien plc shares?

A:	Assuming the Transaction becomes effective, your Covidien Ltd. common shares will be cancelled and Covidien plc ordinary shares will be issued without any action on your part, regardless of whether you currently hold Covidien Ltd. shares in certificated form. All of Covidien plc’s shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Covidien Ltd. shares in certificated form, following the Transaction, your Covidien Ltd. share certificates will cease to have effect as documents or evidence of title. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Covidien plc shares. Please see “Proposal Number One: The Reorganization—No Action Required to Cancel Covidien Ltd. Shares and Receive Covidien plc Shares.”

Q:	Can I trade Covidien Ltd. shares between the date of this proxy statement and the effective time of the Transaction?

A:	Yes. The Covidien Ltd. shares will continue to trade during this period.

Q:	How will the Transaction affect the stock exchange listing of Covidien shares?

A:	We expect that, immediately following the Transaction Time, the Covidien plc ordinary shares will be listed on the NYSE under the symbol “COV,” the same symbol under which your shares are currently listed. In connection with the Transaction, Covidien will terminate its listing on the Bermuda Stock Exchange. We do not plan to be listed on the Irish Stock Exchange at the present time.

Q:	After the Transaction, will shares of Covidien plc be included in the S&P 500 and 100 Indices?

A:	Our shares currently are a component of the Standard & Poor’s 500 and 100 Indices and other indices. Based on current S&P guidelines, we believe it is possible that S&P would remove our shares as a component of the S&P 500 and 100 upon completion of the Transaction. Although we are uncertain as to when S&P would take this action, we do not believe that it would be effective until after the special court-ordered meeting. S&P has removed the shares of two other companies that recently changed their jurisdictions of incorporation from the Cayman Islands to Switzerland, although we do not believe S&P has previously taken such action with respect to a company moving to Ireland. Similar issues could arise with respect to whether our shares will continue to be included as a component in other indices or funds that may impose a variety of qualifications that could be affected by the Transaction. If our shares are removed as a component of the S&P 500 or 100, or other indices, or no longer meet the qualifications of such funds, institutional investors that are required to track the performance of the S&P 500 or 100 or such other indices or the funds that impose those qualifications would be required to sell their shares, which we expect would adversely affect the price of our shares. Any such adverse impact on the price of our shares could be magnified by the current heightened volatility in the financial markets. In January 2009, we initiated a $300 million share repurchase program. As that program authorizes us to repurchase shares in the open market from time to time based on market conditions, we may or may not participate in the market at or around the time that S&P or other indices or funds take any action. Please see “Risk Factors” and “Description of Covidien plc Shares—Share Repurchases and Redemptions.”

Q:	What vote of Covidien Ltd. shareholders is required to approve the proposals?

A:	The affirmative vote of a majority in number of the record holders of the Covidien Ltd. common shares present and voting at the meeting, whether in person or by proxy, representing 75% or more in value of the common shares present and voting at the meeting, whether in person or by proxy, is required to approve the Scheme of Arrangement. The affirmative vote of holders of at least a majority of the Covidien Ltd. common shares present in person or by proxy at the meeting and voting on the proposal is required to approve the distributable reserves proposal. The affirmative vote of holders of at least a majority of the Covidien Ltd. common shares present in person or by proxy at the meeting and voting on the proposal is required to approve the adjournment proposal. Please see “The Special Court-Ordered Meeting—Record Date; Voting Rights; Vote Required for Approval.”

Q:	What quorum is required for action at the meeting?

A:	The presence, in person or by proxy, of the holders of a majority of the common shares outstanding and entitled to vote at the meeting constitutes a quorum for the conduct of business. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. Please see “The Special Court-Ordered Meeting—Record Date; Voting Rights; Vote Required for Approval.”

Q:	What vote does my board of directors recommend?

A:	The Covidien Ltd. board of directors unanimously recommends that Covidien Ltd.’s shareholders vote “FOR” the proposal to approve the Scheme of Arrangement, “FOR” the distributable reserves proposal and “FOR” the proposal to adjourn the meeting to a later date if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

Q:	What should I do now to vote?

A:	The meeting will take place on , 2009. After carefully reading and considering the information contained in this proxy statement and the documents incorporated by reference, please indicate on the enclosed proxy card how you want to vote. Submit your proxy by following the instructions on the enclosed proxy card as soon as possible, so that your shares may be represented at the meeting. Please see “The Special Court-Ordered Meeting—How You Can Vote.”

Q:	May I submit my proxy on the Internet?

A:	Yes. Instead of submitting your proxy by mail on the enclosed proxy card, you may give your voting instruction on the Internet. Shareholders of record who do not hold their shares through a broker may grant a proxy to vote on the Internet at www.cesvote.com. Please have your proxy card in hand when going online. If you hold your shares beneficially in the name of a broker, you should follow the instructions provided by your broker when granting your proxy. For more details about Internet proxies, please see “The Special Court-Ordered Meeting—How You Can Vote.”

Q:	What if I plan to attend the meeting in person?

A:	We recommend that you submit your proxy regardless of whether you plan to attend the meeting in person. For admission to the meeting, shareholders of record should bring photo identification to the Registered Shareholders check-in area, where their ownership will be verified. Those who have beneficial ownership of common shares held by a broker should come to the Beneficial Owners check-in area. To be admitted, beneficial owners must bring photo identification, as well as proof from their banks or brokers that they own Covidien common shares on , 2009, the record date for the meeting. If you hold your shares in the name of a broker and you plan to vote at the meeting, you must obtain a legal proxy from your broker. Please contact your broker for instructions on how to obtain such a legal proxy.

Q:	If my shares are held beneficially through my broker, will my broker vote my shares for me?

A:	We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. Your broker may not be able to vote your shares unless the broker receives appropriate instructions from you.

Q:	Can I change my vote after I grant my proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the meeting. You may revoke your proxy any time prior to its exercise by:

•	giving timely written notice of the revocation to the Secretary of Covidien Ltd.;

•	appearing at the meeting, notifying the Secretary of Covidien Ltd. and voting in person;

•	granting another proxy on the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Secretary of Covidien Ltd. at or before the meeting.

However, your attendance at the meeting alone will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Q:	Are proxy materials available on the Internet?

A:	Yes. Our proxy statement is available online at http://www.covidien.com under the heading “Investor Relations,” or on the SEC’s website at http://www.sec.gov.

Q:	Whom should I call if I have questions about the meeting or the Reorganization?

A:	You should contact either of the following:

Covidien Ltd.:

Investor Relations

Covidien

15 Hampshire Street

Mansfield, Massachusetts 02048

Phone: (508) 452-4650

the proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

1-800-549-6697 (toll-free in the U.S.)

1-212-269-5550 (call collect)

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Reorganization more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the Annexes. The Scheme of Arrangement, attached as Annex A to this proxy statement, is the legal document that governs the Transaction. The memorandum and articles of association of Covidien plc, substantially in the forms attached to this proxy statement as Annex B, will govern Covidien plc after the completion of the Transaction. We encourage you to read those documents carefully.

Parties to the Transaction

Covidien Ltd. Covidien Ltd. manufactures, distributes and services a diverse range of product lines in four segments: Medical Devices, Imaging Solutions, Pharmaceutical Products and Medical Supplies. With 2008 revenue of nearly $10 billion, Covidien Ltd. has more than 41,000 employees worldwide in 59 countries, and its products are sold in over 140 countries. The principal executive offices of Covidien Ltd. are located at 131 Front Street, Hamilton, HM 12 Bermuda, and the telephone number at that address is (441) 298-2480.

Covidien plc. Covidien plc is a newly formed Irish company and is currently wholly owned by Covidien Ltd., except for 6 shares that are held by 6 nominee employees in trust for Covidien Ltd. to satisfy Irish legal requirements with respect to the shareholding structure of an Irish public limited company. Covidien plc has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. As a result of the Transaction, Covidien plc will become the parent holding company of Covidien Ltd. The principal executive offices of Covidien plc are located at Cherrywood Business Park, Block G, First Floor, Loughlinstown, Co. Dublin, Ireland, and the telephone number at that address is +353-439-3000.

The Reorganization (see page 30)

The Transaction will effectively change the place of incorporation of the company whose shares you own from Bermuda to Ireland.

Transaction. The Transaction involves several steps. Covidien Ltd., the Bermuda company whose common shares you currently own, formed Covidien plc, as a direct subsidiary. On             , 2009, we petitioned the Supreme Court to order the calling of a meeting of Covidien Ltd. common shareholders to approve the Scheme of Arrangement. On             , 2009, the Supreme Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the special court-ordered meeting to approve the Scheme of Arrangement on             , 2009. If we obtain the necessary shareholder approval, the Supreme Court will hold the Sanction Hearing, which is scheduled to be held on or about             , 2009 to sanction the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Supreme Court and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will be effective. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NYSE on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NYSE on the next business day.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	all fractional shares of Covidien Ltd. held of record, if any, will be cancelled and Covidien Ltd. will pay to each holder of fractional shares that have been cancelled an amount based on the average of the high and low trading prices of Covidien Ltd. common shares on the NYSE on the business day immediately preceding the effective date of the Scheme of Arrangement;

2.	all previously outstanding whole common shares of Covidien Ltd. will be cancelled;

3.	Covidien Ltd. will issue 100 common shares to Covidien plc (which will constitute all of Covidien Ltd.’s issued common shares at such time);

4.	Covidien plc will issue ordinary shares on a one-for-one basis to the holders of whole Covidien Ltd. common shares that have been cancelled; and

5.	all previously outstanding ordinary shares of Covidien plc, which prior to the Transaction Time will be held by Covidien Ltd. and its nominees, will be acquired by Covidien plc and cancelled for no consideration, in accordance with a resolution passed by Covidien Ltd. and such nominees.

As a result of the Transaction, the common shareholders of Covidien Ltd. will become ordinary shareholders of Covidien plc and Covidien Ltd. will become a wholly owned subsidiary of Covidien plc.

In connection with consummation of the Transaction:

•	Covidien plc will assume Covidien Ltd.’s existing obligations in connection with awards granted under Covidien Ltd.’s equity incentive plans and other similar employee awards;

•

Covidien plc will enter into a supplemental indenture to the indenture governing the senior notes issued by CIFSA, pursuant to which Covidien plc will guarantee the obligations of CIFSA under the indenture and supplemental indentures governing the senior notes; and

•

We will seek waivers under and/or amendments to CIFSA’s five-year senior unsecured revolving credit facility in order to avoid a technical default that would otherwise result from Covidien Ltd. becoming a wholly owned subsidiary of Covidien plc in connection with the Transaction.

We refer to the foregoing transactions, together with the steps of the Transaction and the change in Covidien Ltd.’s tax residency from Bermuda to Ireland that was completed in December 2008, as the Reorganization.

In connection with consummation of the Transaction, the shares of Covidien Ltd. held as treasury shares immediately prior to the Transaction Time will be cancelled, and Covidien plc will issue an equal number of new ordinary shares to Covidien Ltd. As of February 27, 2009, there were 90,471 Covidien Ltd. shares held as treasury shares, and we do not expect this number to be materially different as of immediately prior to the Transaction Time.

Currently, the only fractional shares held of record are those that shareholders have acquired through the dividend reinvestment feature offered through our Investor Services Program. Prior to the Transaction Time, our Investor Services Program will be terminated, and all fractional shares held of record as a result of the operation of the dividend reinvestment feature of the Investor Services Program will be cancelled in exchange for a cash payment in connection with such termination. Accordingly, we expect that there will not be any fractional shares held of record at the Transaction Time.

As of February 27, 2009, there were 503,945,147 common shares of Covidien Ltd. outstanding. In addition, there were 13,060,254 common shares of Covidien Ltd. reserved for issuance pursuant to outstanding equity awards and an additional 7,435,595 common shares available for issuance but unissued under Covidien Ltd.’s incentive plans.

After the Transaction, you will continue to own an interest in a parent company that will continue to conduct the same business operations as conducted by Covidien Ltd. before the Transaction. Except for the effect of payment of cash in lieu of fractional shares held of record, if any, the number of shares you will own in Covidien plc will be the same as the number of shares you owned in Covidien Ltd. immediately prior to the Transaction, and your relative economic interest in Covidien will remain unchanged.

The completion of the Reorganization will change the governing law that applies to us from Bermuda law to Irish law. There are differences between Bermuda law and Irish law and between Covidien Ltd.’s memorandum of association and bye-laws on the one hand, and Covidien plc’s memorandum and articles of association, as they will be in effect after the Transaction, on the other hand. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of some of these differences.

Upon completion of the Reorganization, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. In addition, in connection with annual general meetings of Covidien plc, shareholders will receive IFRS Financial Statements in addition to the information shareholders already receive.

Reasons for the Reorganization (see page 31)

Covidien Ltd. is currently incorporated in Bermuda, a legacy from the Company’s time as a wholly owned subsidiary of Tyco International. In 1997, Tyco International became a Bermuda company as the result of a merger with ADT, a publicly traded company that had been headquartered in Bermuda since the 1980s. Tyco International subsequently determined, in connection with its separation into three companies in mid-2007 – Covidien Ltd., Tyco Electronics Ltd. and Tyco International – that each such company would remain incorporated in Bermuda.

After our first year as an independent healthcare products company, we revisited the decision regarding the location of our principal executive offices, and determined that it no longer remained appropriate to be located in Bermuda. The primary factor in reaching this decision was the possible adoption of various legislative and regulatory proposals introduced in the United States. These included proposals to limit tax treaty benefits to companies that are domiciled in countries like Bermuda, and various federal and state legislative proposals that would deny government contracts to companies that are located abroad in places like Bermuda. If enacted, we determined that these proposals, due to their potentially wide-ranging scope, could have a material and adverse impact on the Company and its shareholders. Consequently, following a thorough review, Covidien determined that moving from Bermuda is best for shareholders, employees and other stakeholders.

As a result of reaching this decision, the Company reviewed a number of alternatives with its board of directors and outside advisors, including incorporating in a number of different jurisdictions in the two major economic zones in which we operate: North America and Europe. We determined that incorporating in the United States would have negative financial consequences for Covidien and its shareholders by increasing our global effective tax rate, resulting in potentially significant declines in net income and earnings per share. We ultimately decided to incorporate in a European Union jurisdiction, given Covidien’s already substantial and growing operations in Europe and given the introduction of various OECD and European Union proposals that could adversely affect companies incorporated in certain jurisdictions outside the OECD or the European Union, respectively. We selected Ireland after considering various factors, including the following:

•

Covidien has conducted operations in Ireland for nearly 30 years, is comfortable with the Irish business environment, and currently enjoys a strong and growing presence in the country. Ireland is an outward-looking country that has for many years supported exporting companies.

•

Currently, Covidien has 6 facilities, including 4 manufacturing sites, sales and customer service operations in Ireland. In total, Covidien has almost 2,000 employees in the country, making Ireland the home to the third-highest number of Covidien employees out of the 59 countries in which Covidien operates and the highest number of Covidien employees in Europe.

•

Ireland enjoys strong relationships as a member of the European Union, and has a long history of international investment and a good network of tax treaties with the United States, the European Union and many other countries where Covidien has major operations.

•

Both Ireland and Bermuda are common law jurisdictions which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe Ireland’s legal system to be more flexible, predictable and familiar to Covidien than that of a civil law system.

•	Ireland is an English-speaking country, is a member of the euro zone, and has a stable business, legal and regulatory environment.

•

Covidien continues to benefit from the incremental investments made over the last few years to augment its sales force and expand geographically in European, African and Asian markets. Ireland is a beneficial location considering Covidien’s growing presence in these markets. We believe the Reorganization will offer increased strategic flexibility and operational benefits as we continue to expand the rapidly growing European, African and Asian portion of our business.

•	Ireland permits the payment of dividends in U.S. dollars.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: your rights as a shareholder will change due to differences between Bermuda and Irish law and between the governing documents of Covidien Ltd. and Covidien plc; the market for Covidien plc shares may differ from the market for Covidien Ltd. shares and Covidien plc’s shares may be removed from the S&P 500 or other indices as a result of the Transaction; legislative action in the U.S. could materially, adversely affect us; the Reorganization may not allow us to maintain a competitive worldwide effective tax rate and may result in additional costs even if it is not completed; credit market volatility may make it difficult for us to obtain the appropriate waivers and/or amendments to our credit facility; we may choose to abandon the Transaction; if the distributable reserves proposal is not approved, Covidien plc may not be able to pay dividends or repurchase shares following the Transaction; increased shareholder voting requirements in Ireland will reduce our flexibility in some aspects of capital management; the transfer of Covidien plc shares after the Transaction may be subject to Irish stamp duty; and dividends paid after the Transaction may be subject to Irish dividend withholding tax or Irish income tax. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.

Tax Considerations (see page 41)

Under U.S. federal income tax law, holders of shares of Covidien Ltd. generally will not recognize gain or loss in the Transaction, except with respect to any cash received in lieu of fractional shares. Certain five percent or greater shareholders may, however, be required to timely enter into and maintain a gain recognition agreement to avoid recognizing a gain in the Transaction. Under Irish tax law, no tax is due for Covidien Ltd. shareholders in the Transaction (including on the receipt of cash in respect of fractional shares in the Transaction) unless such shareholders have some connection with Ireland other than holding Covidien plc shares. Please refer to “Material Tax Considerations” for a description of the material U.S. federal income tax and Irish tax consequences of the Transaction to Covidien Ltd. shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. You are urged to consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

Rights of Shareholders (see page 50)

Many of the principal attributes of Covidien Ltd.’s common shares and Covidien plc’s ordinary shares will be similar. However, there are differences between your rights under Irish law and under Bermuda law. In addition, there are differences between Covidien Ltd.’s memorandum of association and bye-laws and Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction. We discuss these differences in detail under “Description of Covidien plc Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Copies of forms of Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction are attached to this proxy statement as Annex B.

Stock Exchange Listing (see page 60)

We expect that, immediately following the Transaction Time, the Covidien plc ordinary shares will be listed on the NYSE under the symbol “COV,” the same symbol under which your shares are currently listed. In connection with the Transaction, Covidien will terminate its listing on the Bermuda Stock Exchange. We do not plan to be listed on the Irish Stock Exchange at the present time.

Court Sanction of the Scheme of Arrangement (see page 33)

We cannot complete the Reorganization without the sanction of the Scheme of Arrangement by the Supreme Court. Subject to the common shareholders of Covidien Ltd. approving the Scheme of Arrangement, a Supreme Court hearing will be required to seek the sanction of the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Covidien Ltd. and Covidien plc. Covidien Ltd. may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Supreme Court will determine, among other things, whether the Scheme of Arrangement is fair to Covidien Ltd. common shareholders.

Creation of Distributable Reserves (see page 40)

Under Irish law, Covidien plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts 1963-2006 (the “Irish Companies Acts”) to enable it to make distributions (including the payment of cash dividends) to its shareholders, or to redeem or buy back shares. Please see “Description of Covidien plc Shares—Dividends” and “Description of Covidien plc Shares—Share Repurchases and Redemptions.” Immediately following implementation of the Transaction, the unconsolidated balance sheet of Covidien plc will not contain any distributable reserves. The current shareholders of Covidien plc (which are Covidien Ltd. and its nominees) have passed a resolution that would create distributable reserves following the Transaction by reducing the share premium account of Covidien plc. If the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization, shareholders of Covidien Ltd. also will be asked at the special court-ordered meeting to approve the creation of distributable reserves of Covidien plc that was previously approved by Covidien Ltd. and the other current shareholders of Covidien plc. If the shareholders of Covidien Ltd. approve the creation of distributable reserves and the Transaction is completed, we will seek to obtain the approval of the Irish High Court, which is required for the creation of distributable reserves to be effective, as soon as practicable following implementation of the Transaction. The approval of the High Court is expected to be obtained within three to four weeks of the consummation of the Transaction. Please see “Risk Factors.”

Market Price and Dividend Information (see page 93)

On December 22, 2008, the last trading day before the public announcement of the Transaction, the closing price of the Covidien Ltd. common shares on the NYSE was $37.16 per share. On             , 2009, the most recent practicable date before the date of this proxy statement, the closing price of the Covidien Ltd. common shares was $             per share.

No Appraisal Rights (see page 37)

Under Bermuda law, the shareholders of Covidien Ltd. do not have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction (see page 38)

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Covidien plc will be reflected at their carrying amounts in the accounts of Covidien Ltd. at the Transaction Time.

Special Court-Ordered Meeting (see page 87)

Time, Place, Date and Purpose. The special court-ordered meeting will be held on             , 2009 at 10 a.m., Eastern Time, at 15 Hampshire Street, Mansfield, Massachusetts 02048. At the meeting, Covidien Ltd.’s board of directors will ask the common shareholders to vote:

1.	to approve the Scheme of Arrangement, pursuant to which the holders of Covidien Ltd. common shares will have their common shares of Covidien Ltd. cancelled and will receive new ordinary shares, par value $0.20 per share, of Covidien plc on a one-for-one basis with outstanding Covidien Ltd. common shares (or, in the case of fractional shares held of record, if any, cash);

2.	if the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization, to approve the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc) that was previously approved by Covidien Ltd. and the other current shareholders of Covidien plc (as described in this proxy statement); and

3.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Record Date. Only holders of record of Covidien Ltd. common shares on             , 2009 are entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

Quorum. The presence, in person or by proxy, of the holders of a majority of the common shares outstanding and entitled to vote at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Recommendation of the Board of Directors (see page 37)

The Covidien Ltd. board of directors unanimously recommends that Covidien Ltd.’s shareholders vote “FOR” the proposal to approve the Scheme of Arrangement, “FOR” the distributable reserves proposal and “FOR” the proposal to adjourn the meeting to a later date if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting. Approval of the distributable reserves proposal is not a condition to the Transaction. Approval of the adjournment proposal is not a condition to the Transaction or the creation of distributable reserves.

Required Vote (see page 87)

The Scheme of Arrangement requires the affirmative vote of a majority in number of the holders of the Covidien Ltd. common shares present and voting on the proposal at the meeting, whether in person or by proxy, representing 75% or more in value of the common shares present and voting on the proposal at the meeting, whether in person or by proxy. The affirmative vote of holders of at least a majority of the Covidien Ltd. common shares present in person or by proxy at the meeting and voting on the proposal is required to approve the distributable reserves proposal. The affirmative vote of holders of at least a majority of the Covidien Ltd. common shares present in person or by proxy at the meeting and voting on the proposal is required to approve the adjournment proposal. Please see “The Special Court-Ordered Meeting—Record Date; Voting Rights; Vote Required for Approval.”

Proxies (see page 88)

General. A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. If you hold your shares beneficially in the name of a broker, you should follow the instructions provided by your broker when voting your shares. If you have timely submitted a properly executed proxy card or appointed your proxy and provided your voting instructions on the Internet and clearly indicated your votes, your shares will be voted as indicated.

Revocation. You may revoke your proxy at any time prior to its exercise by:

•	giving timely written notice of the revocation to the Secretary of Covidien Ltd.;

•	appearing at the meeting, notifying the Secretary of Covidien Ltd. and voting in person;

•	granting another proxy on the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Secretary of Covidien Ltd. at or before the meeting.

However, your attendance at the meeting alone will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Selected Historical Financial and Other Data

The following table presents selected historical financial and other data for Covidien Ltd. The statement of income data for the quarters ended December 26, 2008 and December 28, 2007 and the balance sheet data at December 26, 2008 and December 28, 2007 have been derived from our unaudited condensed consolidated financial statements. The statement of income data for fiscal years 2008, 2007, 2006 and 2005 and the balance sheet data at September 26, 2008, September 28, 2007 and September 29, 2006 are derived from our audited consolidated and combined financial statements. The statement of income data for fiscal year 2004 and the balance sheet data at September 30, 2005 and September 30, 2004 are derived from our unaudited combined financial statements. The unaudited financial statements have been prepared on the same basis as the audited financial statements and, in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information set forth herein.

The selected historical financial and other data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial

Condition and Results of Operations” included in Covidien Ltd.’s Annual Report on Form 10-K for the year ended September 26, 2008 and Quarterly Report on Form 10-Q for the quarter ended December 26, 2008, and other financial information incorporated by reference in this proxy statement. Results of operations for the quarter ended December 26, 2008 may not be indicative of the results of operations that may be achieved for the entire year. In addition, the historical financial information may not be indicative of Covidien plc’s future performance. Historical financial information for the periods prior to our separation from Tyco International on June 29, 2007 do not necessarily reflect what our financial position and results of operations would have been had we been operating as an independent, publicly traded company during those periods.

We have included no data for Covidien plc because this entity was not in existence during any of the periods shown below.

	Quarter Ended		Fiscal Year
	December 26, 2008	December 28, 2007	2008	2007	2006	2005	2004
	(dollars in millions, except per share data)
Statement of Income Data:
Net sales	$2,458	$2,316	$9,910	$8,895	$8,313	$8,268	$7,803
Research and development expense	92	78	341	260	248	221	204
In-process research and development charges	—	12	22	38	63	—	—
Restructuring charges	3	5	77	57	—	—	—
Operating income(1)	531	455	1,946	585	2,052	2,011	2,033
Interest expense, net	(38)	(48)	(166)	(153)	(139)	(163)	(191)
Other income (expense), net(2)	10	180	199	(135)	(13)	(248)	(70)
Income from continuing operations before income taxes	503	587	1,979	297	1,900	1,600	1,772
Income (loss) from continuing operations	373	445	1,443	(165)	1,430	1,121	1,316
Income (loss) from discontinued operations, net of income taxes	13	(25)	(82)	(177)	(275)	(86)	85
Net income (loss)	386	420	1,361	(342)	1,155	1,035	1,401
Balance Sheet Data (End of Period):
Total assets	$15,874	$18,823	$16,003	$18,328	$14,108	$14,784	$15,132
Long-term debt	2,908	3,577	2,986	3,565	2,248	2,544	3,510
Shareholders’ equity	7,895	6,998	7,747	6,742	8,621	8,007	7,611
Common Share Data:
Basic earnings per share:
Income (loss) from continuing operations	$0.74	$0.89	$2.89	$(0.33)	$2.88	$2.26	$2.65
Net income (loss)	0.77	0.84	2.72	(0.69)	2.33	2.08	2.82
Diluted earnings per share:
Income (loss) from continuing operations	$0.74	$0.89	$2.86	$(0.33)	$2.88	$2.26	$2.65
Net income (loss)	0.76	0.84	2.70	(0.69)	2.33	2.08	2.82
Cash dividend declared per share	$—	$—	$0.64	$0.16	$—	$—	$—
Basic weighted-average number of shares outstanding(3)	504	498	500	497	497	497	497
Diluted weighted-average number of shares outstanding(3)	507	502	505	497	497	497	497
Other Data:
Operating margin(1)	21.6%	19.6%	19.6%	6.6%	24.7%	24.3%	26.1%
Number of employees (thousands)	42	44	42	44	43	41	39

(1)	Operating income and margin for the first quarter of fiscal 2009 includes legal settlements totaling $36 million. Note 12 to our quarterly report on Form 10-Q for the quarter ended December 26, 2008 provides further information regarding these settlements. Operating income and margin for fiscal 2008 includes a $42 million net charge for our portion of Tyco International’s shareholder settlements, net of insurance recoveries. Note 19 to our annual financial statements provides further information regarding these settlements. Operating income and margin for fiscal 2007 includes an allocated class action settlement charge, net of related insurance recoveries of $1.202 billion and intangible asset impairment charges of $34 million. Operating income and margin for fiscal 2006 includes a net gain on divestitures of $48 million and incremental stock option charges of $33 million required under Statement of Financial Accounting Standards No. 123R, “Share-Based Payment.” Operating income and margin for fiscal 2005 includes a charge for a patent litigation settlement of $277 million.
(2)	Amounts for the first quarter of fiscal 2008 and for fiscal 2008 relate primarily to the impact of the Tax Sharing Agreement resulting from the adoption of Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Amounts for fiscal 2007, 2005 and 2004 consist primarily of the allocation of Tyco International’s loss on the retirement of debt. Note 17 to our annual financial statements provides further information regarding these amounts.
(3)	The common shares outstanding immediately following the separation from Tyco International were used to calculate basic and diluted earnings per share for the periods prior to the separation because no common shares, share options or restricted shares of Covidien were outstanding on or before June 29, 2007.

Unaudited Summary Pro Forma Financial Information

Pro forma financial statements for Covidien plc are not presented in this proxy statement because no significant pro forma adjustments are required to be made to the historical statement of income and balance sheet of Covidien Ltd. for the quarter ended and as of December 26, 2008 and to the historical statement of income and balance sheet of Covidien Ltd. for the year ended September 26, 2008. Those financial statements are included in Covidien Ltd.’s Quarterly Report on Form 10-Q for the quarter ended December 26, 2008 and Annual Report on Form 10-K for the year ended September 26, 2008, respectively.

RISK FACTORS

Before you decide how to vote on the Scheme of Arrangement, you should consider carefully the following risk factors, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended September 26, 2008, our Quarterly Report on Form 10-Q for the quarter ended December 26, 2008 and subsequent filings with the SEC.

Your rights as a shareholder will change as a result of the Transaction.

Because of differences between Irish law and Bermuda law and differences between the governing documents of Covidien plc and Covidien Ltd., your rights as a shareholder will change if the Transaction is completed. For a description of these differences, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors.”

The market for the Covidien plc shares may differ from the market for the Covidien Ltd. shares, and Covidien plc’s shares may be removed as a component of the Standard & Poor’s 500 and 100 Indices and other indices or certain other funds.

We intend to list the Covidien plc shares on the NYSE under the symbol “COV,” the same trading symbol as the Covidien Ltd. shares. The market price, trading volume or volatility of the Covidien plc shares could be different than those of the Covidien Ltd. shares.

Our shares currently are a component of the Standard & Poor’s 500 and 100 Indices and other indices. Based on current S&P guidelines, we believe it is possible that S&P would remove our shares as a component of the S&P 500 and 100 upon completion of the Transaction. Although we are uncertain as to when S&P would take this action, we do not believe that it would be effective until after the special court-ordered meeting. S&P has removed the shares of two other companies that recently changed their jurisdictions of incorporation from the Cayman Islands to Switzerland, although we do not believe S&P has taken such action with respect to a company moving to Ireland. Similar issues could arise with respect to whether our shares will continue to be included as a component in other indices or funds that may impose a variety of qualifications that could be affected by the Transaction. If our shares are removed as a component of the S&P 500 or 100 or other indices or no longer meet the qualifications of such funds, institutional investors that are required to track the performance of the S&P 500 or 100 or such other indices or the funds that impose those qualifications would be required to sell their shares, which we expect would adversely affect the price of our shares. Any such adverse impact on the price of our shares could be magnified by the current heightened volatility in the financial markets. In January 2009, we initiated a $300 million share repurchase program. As that program authorizes us to repurchase shares in the open market from time to time based on market conditions, we may or may not participate in the market at or around the time that S&P or other indices or funds take any action. Please see “Description of Covidien plc Shares—Share Repurchases and Redemptions.”

Legislative action by the U.S. Congress could materially and adversely affect us.

Legislative action may be taken by the U.S. Congress which, if ultimately enacted, could override tax treaties upon which we rely, which would adversely affect our effective tax rate and/or require us to take further action, at potentially significant expense, to seek to preserve our effective tax rate. We cannot predict the outcome of any specific legislative proposals. However, if proposals were enacted that had the effect of disregarding the Reorganization or limiting our ability as an Irish company to take advantage of the tax treaties between Ireland and the U.S., we could be subjected to increased taxation and/or potentially significant expense. Also, various U.S. federal and state legislative proposals have been introduced in recent years that would deny government contracts to companies that are located abroad in places like Bermuda. We cannot assure you that moving our jurisdiction of incorporation to Ireland will eliminate the risk that these legislative proposals, if enacted, will apply to us.

In addition, there continues to be negative publicity regarding, and criticism of, companies that conduct substantial business in the U.S. but are domiciled in countries like Bermuda. We cannot assure you that moving our jurisdiction of incorporation to Ireland will eliminate the risk that we may be subject to similar criticism.

The Reorganization may not allow us to maintain a competitive worldwide effective corporate tax rate.

We believe that the Reorganization should improve our ability to maintain a competitive worldwide effective corporate tax rate. We cannot give any assurance as to what our effective tax rate will be after the Reorganization, however, because of, among other things, uncertainty regarding the tax policies of the jurisdictions where we operate. Our actual effective tax rate may vary from this expectation and that variance may be material. Additionally, the tax laws of Ireland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

The Reorganization will result in additional direct and indirect costs, even if the Reorganization is not completed.

Although we do not expect these costs to be material, we will incur additional direct costs as a result of the Reorganization. Following the Reorganization, we will hold certain board meetings in Ireland and will relocate our principal executive offices to Ireland, which will be staffed by additional finance and regulatory professionals. We also expect to incur costs and expenses, including professional fees, to comply with Irish corporate and tax laws and financial reporting requirements. In addition, we expect to incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses and financial printing expenses in connection with the Reorganization, even if the Scheme of Arrangement is not approved or completed. The Reorganization also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

The current heightened volatility in the credit markets may make it more difficult and costly for us to obtain the appropriate waivers and/or amendments to our credit facility.

We are seeking waivers under and/or amendments to our five-year revolving credit facility in connection with the Transaction in order to avoid a technical default that would otherwise result from Covidien Ltd. becoming a wholly owned subsidiary of Covidien plc in connection with the Transaction. We will not consummate the Transaction unless the appropriate waivers and/or amendments are obtained on terms acceptable to us. The current heightened volatility in the credit markets may make it more difficult and costly for us to obtain these waivers and/or amendments. If we are successful in obtaining these waivers and/or amendments, we expect that our interest expense under the credit facility may increase and that the credit agreement may be amended to include financial terms less favorable to us than those of the existing credit agreement.

We may choose to abandon or delay the Transaction.

We may abandon or delay the Transaction at any time prior to the Scheme of Arrangement becoming effective by action of our board of directors, even after the special court-ordered meeting and the sanction of the Supreme Court. While we currently expect the Transaction to take place as soon as practicable after obtaining shareholder approval of the Scheme of Arrangement at the meeting, our board of directors may delay the Transaction for a significant time or may abandon the Transaction after the meeting because, among other reasons, of an increase in our estimated cost of the Transaction or a determination by the board of directors that the Transaction is no longer in the best interests of the Covidien shareholders or may not result in the benefits we expect. Please see “Proposal Number One: The Reorganization—Amendment, Termination or Delay.”

If the shareholders of Covidien Ltd. do not approve the distributable reserves proposal, Covidien plc may not have sufficient distributable reserves to pay dividends (or to repurchase shares) following the Transaction. In addition, there is no guarantee that Irish High Court approval of the creation of distributable reserves will be forthcoming.

Under Irish law, dividends must be paid (and share repurchases must generally be funded) out of “distributable reserves,” which Covidien plc will not have immediately following the Transaction Time. Please see “Description of Covidien plc Shares—Dividends” and “Description of Covidien plc Shares—Share Repurchases and Redemptions.” If the Scheme of Arrangement is approved, shareholders of Covidien Ltd. also will be asked at the special court-ordered meeting to approve the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc), in order to permit us to continue to pay quarterly dividends (and repurchase shares) after the Transaction. The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the shareholders of Covidien Ltd. approve the Scheme of Arrangement but do not approve the distributable reserves proposal, and the Transaction is consummated, Covidien plc may not have sufficient distributable reserves to pay dividends (or to repurchase shares) following the Transaction.

In addition, the creation of distributable reserves requires the approval of the Irish High Court. Although we are not aware of any reason why the High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the High Court and there is no guarantee that such approval will be forthcoming. Please see “Proposal Number Two: Creation of Distributable Reserves.”

As a result of increased shareholder voting requirements in Ireland relative to Bermuda, we will have less flexibility with respect to certain aspects of capital management than we now have.

Under Bermuda law, our directors may issue, without shareholder approval, any common shares authorized in our memorandum of association that are not issued. Irish law allows our shareholders to authorize share capital which can be issued by our board of directors without shareholder approval but this authorization must be renewed by the shareholders every five years and we cannot guarantee that this authorization will always be approved. Additionally, subject to specified exceptions, including the opt-out described in Covidien plc’s articles of association, Irish law grants statutory pre-emptive rights to existing shareholders to subscribe for new issuances of shares for cash. This opt-out must also be renewed by the shareholders every five years and we cannot guarantee that the opt-out of pre-emptive rights will always be approved. While we do not believe that the differences between Bermuda law and Irish law relating to our capital management will have an adverse effect on the Company, we cannot assure you that situations will not arise where the flexibility we now have in Bermuda would have provided benefits to our shareholders. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Capitalization,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Pre-emption Rights, Share Warrants and Share Options” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Distributions and Dividends; Repurchases and Redemptions.”

After the Reorganization, a future transfer of your Covidien plc shares may be subject to Irish stamp duty.

In certain circumstances, the transfer of shares in an Irish incorporated company will be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired) payable by the buyer. Although in the majority of transactions there will be no stamp duty because both the seller and buyer hold the shares beneficially, this additional risk for the buyer could adversely affect the price of our shares. Please see “Material Tax Considerations—Irish Tax Considerations—Stamp Duty.”

Dividends received by you may be subject to Irish dividend withholding tax.

In certain circumstances, Covidien, as an Irish tax resident company, will be required to deduct Irish dividend withholding tax (currently at the rate of 20%) from dividends paid to its shareholders. In the majority of cases, shareholders resident in the U.S. will not be subject to Irish withholding tax, and shareholders resident in a number of other countries will not be subject to Irish withholding tax provided that they complete certain Irish dividend withholding tax forms. However, some shareholders may be subject to withholding tax, which could adversely affect the price of our shares. Please see “Material Tax Considerations—Irish Tax Considerations—Withholding Tax on Dividends.”

Dividends received by you could be subject to Irish income tax.

Dividends paid in respect of Covidien shares will generally not be subject to Irish income tax where the beneficial owner of these dividends is exempt from dividend withholding tax, unless the beneficial owner of the dividend has some connection with Ireland other than his or her shareholding in Covidien.

Covidien shareholders who receive their dividends subject to Irish dividend withholding tax will generally have no further liability to Irish income tax on the dividend unless the beneficial owner of the dividend has some connection with Ireland other than his or her shareholding in Covidien. Please see “Material Tax Considerations—Irish Tax Considerations—Income Tax on Dividends Paid on Covidien Shares.”

Covidien strongly recommends that each shareholder consult his or her own tax advisor as to the tax consequences of holding shares in and receiving dividends from Covidien.

FORWARD-LOOKING STATEMENTS

We have made forward-looking statements in this proxy statement and the documents incorporated by reference in this proxy statement that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.

The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the Company’s shareholders and the Supreme Court for and to satisfy the other conditions to the Reorganization on the expected timeframe or at all, our ability to obtain waivers under and/or amendments to our credit facility in connection with the Reorganization, our ability to realize the expected benefits from the Reorganization, the occurrence of difficulties in connection with the Reorganization, any unanticipated costs in connection with the Reorganization, our ability to effectively introduce and market new products or keep pace with advances in technology, the reimbursement practices of a small number of large public and private insurers, cost-containment efforts of customers, purchasing groups, third-party payers and governmental organizations, intellectual property rights disputes, complex and costly regulation, including healthcare fraud and abuse regulations, manufacturing or supply chain problems or disruptions, rising commodity costs, recalls or safety alerts and negative publicity relating to Covidien or its products, product liability losses and other litigation liability, including legacy Tyco International-related litigation, divestitures of some of our businesses or product lines, our ability to execute strategic acquisitions of, investments in or alliances with other companies and businesses, competition, risks associated with doing business outside of the United States, foreign currency exchange rates, issues related to our existing material weakness in accounting for income taxes or potential environmental liabilities.

The above factors are in addition to those factors discussed under “Risk Factors” and “Proposal Number One: The Reorganization—Background and Reasons for the Reorganization” and elsewhere in this proxy statement, as well as those in the documents that we incorporate by reference into this proxy statement (including, without limitation, the “Risk Factors” section of our Annual Report on Form 10-K for the year ended September 26, 2008 and our Quarterly Report on Form 10-Q for the quarter ended December 26, 2008 and subsequent SEC filings). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update these forward-looking statements other than as required by law.

PROPOSAL NUMBER ONE: THE REORGANIZATION

The Transaction will effectively change the place of incorporation of the company whose shares you own from Bermuda to Ireland.

As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote will effect the Transaction, which is part of a broader Reorganization. The first step in that Reorganization was the change of Covidien Ltd.’s tax residency from Bermuda to Ireland, which occurred in December 2008.

The Transaction involves several steps. Covidien Ltd., the Bermuda company whose common shares you currently own, formed a new Irish company named Covidien plc as a direct subsidiary. On                     , 2009, we petitioned the Supreme Court to order the calling of the meeting of Covidien Ltd. common shareholders to approve the Scheme of Arrangement. On                     , 2009, the Supreme Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the special court-ordered meeting to approve the Scheme of Arrangement on                     , 2009. If we obtain the necessary shareholder approval, the Supreme Court will hold the Sanction Hearing, which is scheduled to be held on or about                     , 2009 to sanction the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Supreme Court and the conditions to consummation of the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will become effective. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NYSE on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NYSE on the next business day.

At the Transaction Time, the following steps will occur effectively simultaneously:

1.	all fractional shares of Covidien Ltd. held of record, if any, will be cancelled and Covidien Ltd. will pay to each holder of fractional shares that have been cancelled an amount based on the average of the high and low trading prices of Covidien Ltd. common shares on the NYSE on the business day immediately preceding the effective date of the Scheme of Arrangement;

2.	all previously outstanding whole common shares of Covidien Ltd. will be cancelled;

3.	Covidien Ltd. will issue 100 common shares to Covidien plc (which will constitute all of Covidien Ltd.’s issued common shares at such time);

4.	Covidien plc will issue ordinary shares on a one-for-one basis to the holders of whole Covidien Ltd. common shares that have been cancelled; and

5.	all previously outstanding ordinary shares of Covidien plc, which prior to the Transaction Time will be held by Covidien Ltd. and its nominees, will be acquired by Covidien plc and cancelled for no consideration, in accordance with a resolution passed by Covidien Ltd. and such nominees.

As a result of the Transaction, the common shareholders of Covidien Ltd. will become ordinary shareholders of Covidien plc and Covidien Ltd. will become a wholly owned subsidiary of Covidien plc.

In connection with consummation of the Transaction:

•	Covidien plc will assume Covidien Ltd.’s existing obligations in connection with awards granted under Covidien Ltd.’s equity incentive plans and other similar employee awards;

•

Covidien plc will enter into a supplemental indenture to the indenture governing the senior notes issued by CIFSA, pursuant to which Covidien plc will guarantee the obligations of CIFSA under the indenture and supplemental indentures governing the senior notes; and

•

We will seek waivers under and/or amendments to CIFSA’s five-year senior unsecured revolving credit facility in order to avoid a technical default that would otherwise result from Covidien Ltd. becoming a wholly owned subsidiary of Covidien plc in connection with the Transaction.

We refer to the foregoing transactions, together with the steps of the Transaction and the change in Covidien Ltd.’s tax residency from Bermuda to Ireland that was completed in December 2008, as the Reorganization.

In connection with consummation of the Transaction, the shares of Covidien Ltd. held as treasury shares immediately prior to the Transaction Time will be cancelled, and Covidien plc will issue an equal number of new ordinary shares to Covidien Ltd. As of February 27, 2009, there were 90,471 Covidien Ltd. shares held as treasury shares, and we do not expect this number to be materially different as of immediately prior to the Transaction Time.

Currently, the only fractional shares held of record are those that shareholders have acquired through the dividend reinvestment feature offered through our Investor Services Program. Prior to the Transaction Time, our Investor Services Program will be terminated, and all fractional shares held of record as a result of the operation of the dividend reinvestment feature of the Investor Services Program will be cancelled in exchange for a cash payment in connection with such termination. Accordingly, we expect that there will not be any fractional shares held of record at the Transaction Time.

As of February 27, 2009, there were 503,945,147 common shares of Covidien Ltd. outstanding. In addition, there were 3,060,254 common shares of Covidien Ltd. reserved for issuance pursuant to outstanding equity awards and an additional 7,435,595 common shares available for issuance but unissued under Covidien Ltd.’s incentive plans.

Background and Reasons for the Reorganization

Covidien Ltd. is currently incorporated in Bermuda, a legacy from the Company’s time as a wholly owned subsidiary of Tyco International. In 1997, Tyco International became a Bermuda company as the result of a merger with ADT, a publicly traded company that had been headquartered in Bermuda since the 1980s. Tyco International subsequently determined, in connection with its separation into three companies in mid-2007 – Covidien Ltd., Tyco Electronics Ltd. and Tyco International – that each such company would remain incorporated in Bermuda.

After our first year as an independent healthcare products company, we revisited the decision regarding the location of our principal executive offices, and determined that it no longer remained appropriate to be located in Bermuda. The primary factor in reaching this decision was the possible adoption of various legislative and regulatory proposals introduced in the United States. These included proposals to limit tax treaty benefits to companies that are domiciled in countries like Bermuda, and various federal and state legislative proposals that would deny government contracts to companies that are located abroad in places like Bermuda. If enacted, we determined that these proposals, due to their potentially wide-ranging scope, could have a material and adverse impact on the Company and its shareholders. Consequently, following a thorough review, Covidien determined that moving from Bermuda is best for shareholders, employees and other stakeholders.

As a result of reaching this decision, the Company reviewed a number of alternatives with its board of directors and outside advisors, including incorporating in a number of different jurisdictions in the two major economic zones in which we operate: North America and Europe. We determined that incorporating in the United States would have negative financial consequences for Covidien and its shareholders by increasing our global effective tax rate, resulting in potentially significant declines in net income and earnings per share. We ultimately decided to incorporate in a European Union jurisdiction, given Covidien’s already substantial and growing operations in Europe and given the introduction of various OECD and European Union proposals that could adversely affect companies incorporated in certain jurisdictions outside the OECD or the European Union, respectively. We selected Ireland after considering various factors, including the following:

•

Covidien has conducted operations in Ireland for nearly 30 years, is comfortable with the Irish business environment, and currently enjoys a strong and growing presence in the country. Ireland is an outward-looking country that has for many years supported exporting companies.

•

Currently, Covidien has 6 facilities, including 4 manufacturing sites, sales and customer service operations in Ireland. In total, Covidien has almost 2,000 employees in the country, making Ireland the home to the third-highest number of Covidien employees out of the 59 countries in which Covidien operates and the highest number of Covidien employees in Europe.

•

Ireland enjoys strong relationships as a member of the European Union, and has a long history of international investment and a good network of tax treaties with the United States, the European Union and many other countries where Covidien has major operations.

•

Both Ireland and Bermuda are common law jurisdictions which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe Ireland’s legal system to be more flexible, predictable and familiar to Covidien than that of a civil law system.

•	Ireland is an English-speaking country, is a member of the euro zone, and has a stable business, legal and regulatory environment.

•

Covidien continues to benefit from the incremental investments made over the last few years to augment its sales force and expand geographically in European, African and Asian markets. Ireland is a beneficial location considering Covidien’s growing presence in these markets. We believe the Reorganization will offer increased strategic flexibility and operational benefits as we continue to expand the rapidly growing European, African and Asian portion of our business.

•	Ireland permits the payment of dividends in U.S. dollars.

We cannot assure you that the anticipated benefits of the Reorganization will be realized. In addition to the potential benefits described above, the Reorganization will expose you and us to some risks. These risks include the following: your rights as a shareholder will change due to differences between Bermuda and Irish law and between the governing documents of Covidien Ltd. and Covidien plc; the market for Covidien plc shares may differ from the market for Covidien Ltd. shares and Covidien plc’s shares may be removed from the S&P 500 or other indices as a result of the Transaction; legislative action in the U.S. could materially, adversely affect us; the Reorganization may not allow us to maintain a competitive worldwide effective tax rate and may result in additional costs even if it is not completed; credit market volatility may make it difficult for us to obtain the appropriate waivers and/or amendments to our credit facility; we may choose to abandon the Transaction; if the distributable reserves proposal is not approved, Covidien plc may not be able to pay dividends or repurchase shares following the Transaction; increased shareholder voting requirements in Ireland will reduce our flexibility in some aspects of capital management; the transfer of Covidien plc shares after the Transaction may be subject to Irish stamp duty; and dividends paid after the Transaction may be subject to Irish dividend withholding tax or Irish income tax. Please see the discussion under “Risk Factors.” Our board of directors has considered both the potential advantages of the Reorganization and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.

Amendment, Termination or Delay

Subject to U.S. securities law constraints, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its adoption by the shareholders of Covidien Ltd. at the special court-ordered meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by Covidien Ltd. shareholders without obtaining that approval.

At the Sanction Hearing, the Supreme Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Covidien Ltd. and Covidien plc. Covidien Ltd. may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court may think fit to approve or impose.

The board of directors of Covidien Ltd. may terminate the Scheme of Arrangement and abandon the Transaction, or delay the Transaction, at any time prior to the effectiveness of the Scheme of Arrangement without obtaining the approval of Covidien Ltd. shareholders, even though the Scheme of Arrangement may have been approved by our shareholders and sanctioned by the Supreme Court and all other conditions to the Transaction may have been satisfied.

Unless the Scheme of Arrangement has become effective on or before December 31, 2009 or such later date, if any, as Covidien Ltd. may agree and the Supreme Court may allow, the Scheme of Arrangement will lapse by its terms and not come into effect.

Conditions to Consummation of the Transaction

The Transaction will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Scheme of Arrangement is approved by the requisite vote of shareholders of Covidien Ltd.;

•	the requisite court order sanctioning the Scheme of Arrangement is obtained from the Supreme Court;

•	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Transaction or related transactions;

•	the Covidien plc shares to be issued pursuant to the Transaction are authorized for listing on the NYSE, subject to official notice of issuance;

•

all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Transaction and related transactions (including, without limitation, waivers under and/or amendments to the credit agreement governing Covidien’s five-year senior unsecured revolving credit facility) are obtained on terms acceptable to Covidien and are in full force and effect;

•

Covidien receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters discussed under “Material Tax Considerations—U.S. Federal Income Tax Considerations”; and

•

Covidien receives an opinion from Arthur Cox, Solicitors, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Scheme of Arrangement, the matters discussed under “Material Tax Considerations—Irish Tax Considerations.”

Court Sanction of the Scheme of Arrangement

Pursuant to Section 99 of the Bermuda Companies Act 1981 (the “Bermuda Companies Act”), the Scheme of Arrangement must be sanctioned by the court in Bermuda. This requires Covidien Ltd. to file a petition (the “Petition”) for the Scheme of Arrangement with the Supreme Court. Prior to the mailing of this proxy statement, Covidien Ltd. obtained directions from the Supreme Court providing for the convening of a Covidien Ltd. shareholders meeting and other procedural matters regarding the meeting and the Supreme Court proceeding, including a date upon which the Supreme Court will hear the Petition. A copy of the Supreme Court’s directions is attached as Annex D to this proxy statement. Subject to shareholders of Covidien Ltd. approving the Scheme of Arrangement with the vote required by the Bermuda Companies Act, a Sanction Hearing will be required to hear the Petition and sanction the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Covidien Ltd. and Covidien plc. Covidien Ltd. may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Supreme Court will determine, among other things, whether the Scheme of Arrangement is fair to Covidien Ltd.’s common shareholders. We expect the Sanction Hearing to be held on         , 2009 at          at the Supreme Court in Hamilton, Bermuda. If you are a common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Covidien Ltd. will not object to the participation in the

Sanction Hearing by any shareholder who holds shares through a broker. In accordance with its terms, the Scheme of Arrangement will become effective as soon as a copy of the Order of the Supreme Court sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies of Bermuda as required by Section 99 of the Bermuda Companies Act. Please see “Proposal Number One: The Reorganization—Conditions to Consummation of the Transaction” for more information on the conditions to the Transaction.

The Scheme of Arrangement is attached as Annex A to this proxy statement. At the special court-ordered meeting, Covidien Ltd. common shareholders will be asked to approve the Scheme of Arrangement. If the shareholders approve the Scheme of Arrangement, then Covidien Ltd. will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete description of its terms and conditions.

Once the Scheme of Arrangement is effective, the Supreme Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time must notify Covidien Ltd. in writing of its intention at least five business days prior to commencing a new proceeding. After the effective date of the Scheme of Arrangement, no shareholder may commence a proceeding against Covidien plc or Covidien Ltd. in respect of or arising from the Scheme of Arrangement except to enforce its rights under the Scheme of Arrangement where a party has failed to perform its obligations under the Scheme of Arrangement.

When under any provision of the Scheme of Arrangement a matter is to be determined by Covidien Ltd., then Covidien Ltd. will have discretion to interpret those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Covidien plc shares to Covidien Ltd.’s shareholders in connection with the Transaction will not be registered under the Securities Act of 1933 (the “Securities Act”). Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to sanction the Scheme of Arrangement, the Supreme Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Covidien Ltd.’s common shareholders. The Supreme Court has fixed the date and time for the Sanction Hearing, which will be held at the Supreme Court in Hamilton, Bermuda, as         , 2009, at         . The Covidien plc shares issued to Covidien Ltd. shareholders in connection with the Transaction will be freely transferable, except for restrictions applicable to certain “affiliates” of Covidien Ltd. under the Securities Act, as follows:

•

Persons who were not affiliates of Covidien Ltd. at the Transaction Time and have not been affiliates within 90 days prior to such time will be permitted to sell any Covidien plc shares received in the Transaction without regard to Rule 144 under the Securities Act.

•

Persons who were affiliates of Covidien Ltd. at the Transaction Time or were affiliates within 90 days prior to such time will be permitted to resell any Covidien plc shares they receive pursuant to the Transaction in the manner permitted by Rule 144. In computing the holding period of the Covidien plc shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Covidien Ltd. shares held prior to the Transaction Time.

•	Persons whose shares of Covidien Ltd. bear a legend restricting transfer will receive shares of Covidien plc that are subject to the same restrictions.

Persons who may be deemed to be affiliates of Covidien Ltd. and Covidien plc for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Covidien Ltd. and Covidien plc, and would not include shareholders who are not executive officers, directors or significant shareholders of Covidien Ltd. and Covidien plc.

We have not filed a registration statement with the SEC covering any resales of the Covidien plc shares to be received by Covidien Ltd.’s shareholders in connection with the Transaction. Covidien plc will file certain post-effective amendments to existing effective registration statements of Covidien Ltd. concurrently with the completion of the Transaction.

Upon consummation of the Transaction, the ordinary shares of Covidien plc will be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Effective Date and Transaction Time

If the Scheme of Arrangement is approved by the requisite shareholder vote and sanctioned by the Supreme Court and the other conditions to the consummation of the Transaction are satisfied (and we do not abandon the Transaction), the Scheme of Arrangement will become effective upon our filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies. Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on the NYSE on the day the Scheme of Arrangement becomes effective, and before the opening of trading on the NYSE on the next business day. We currently expect to complete the Transaction in 2009.

In the event the conditions to the Transaction are not satisfied, the Transaction may be abandoned or delayed, even after approval by our shareholders and the sanction of the Supreme Court. In addition, the Transaction may be abandoned or delayed by our board of directors at any time prior to the Scheme of Arrangement becoming effective, even though the Scheme of Arrangement may have been adopted by our shareholders and sanctioned by the Supreme Court and all other conditions to the Transaction may have been satisfied. Please see “Proposal Number One: The Reorganization—Amendment, Termination or Delay.”

Management of Covidien plc

When the Transaction is completed, the executive officers and directors of Covidien Ltd. immediately prior to the completion of the Transaction are expected to be the executive officers and directors of Covidien plc. Covidien plc’s memorandum and articles of association, as they will be in effect after the Transaction, provide for a single class of directors, just as Covidien Ltd. currently has, and Covidien plc’s directors will be subject to reelection at the 2010 annual general meeting of Covidien plc.

Deeds of Indemnification

The non-executive directors of Covidien Ltd. currently have indemnification agreements with Covidien Ltd., and Covidien Ltd.’s bye-laws currently provide the directors and officers with certain indemnification and expense advancement rights. Upon the completion of the Transaction, we expect that Covidien Ltd. and Covidien plc will enter into deeds of indemnification (the “indemnification agreements”) with each of the directors of Covidien plc and its Secretary that will provide for indemnification and expense advancement (except in cases where Covidien plc or any of its subsidiaries is proceeding against the indemnitee) and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. We expect that these indemnification agreements will be substantially similar to the existing indemnification agreements, with the primary differences being such modifications as are necessary to account for limitations on the ability of an Irish company to indemnify its directors or its Secretary and to provide protections in respect of the indemnitee’s service to Covidien Ltd. prior to the Transaction. For information on the limitations on the ability of an Irish company to indemnify its directors or its Secretary, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”

We expect the indemnification agreements to provide that Covidien Ltd. will indemnify the indemnitee against claims related to such indemnitee’s service to Covidien plc, and against claims related to such indemnitee’s service to Covidien Ltd. prior to the Transaction that are brought before the sixth anniversary of the Transaction Time, except (i) in respect of any claim as to which a final and non-appealable judgment is rendered against the indemnitee for an accounting of profits made from the purchase or sale by such indemnitee of securities of Covidien plc pursuant to the provisions of Section 16(b) of the Exchange Act or similar provision of any federal, state, or local laws; (ii) in respect of any claim as to which a court of competent jurisdiction has determined in a final and non-appealable judgment that indemnification is not permitted under applicable law; or (iii) in respect of any claim as to which the indemnitee is convicted of a crime constituting a felony under the laws of the jurisdiction where the criminal action was brought (or, where a jurisdiction does not classify any crime as a felony, a crime for which the indemnitee is sentenced to death or imprisonment for a term exceeding one year). We expect the agreements to provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification. We further expect the agreements to provide that prior to seeking an indemnification payment or expense advancement under the agreement, the indemnitee shall seek an indemnification payment or expense advancement under any applicable insurance policy and shall request that Covidien plc consider in its discretion whether to make such indemnification payment or expense advancement. We expect the agreements to provide that Covidien plc will consider whether to make such indemnification payment or expense advancement based on the facts and circumstances related to the request. In the event an indemnification payment or expense advancement is not received pursuant to an insurance policy, or from Covidien plc, within five business days of the later of the indemnitee’s request of the insurer and his or her request of Covidien plc, the indemnitee shall be entitled to receive such indemnification payment or expense advancement pursuant to the terms of the agreement. Any appropriate person or body consisting of a member or members of the board of directors of Covidien plc or any other person or body appointed by the board of directors of Covidien plc who is not a party to the particular proceeding with respect to which the indemnitee is seeking indemnification, or an independent counsel (if a change of control as defined in the agreement has occurred), may preclude an indemnification payment or expense advance under the agreement if such person or body determines that the indemnitee is not permitted to be indemnified under applicable law. The indemnitee seeking indemnification may challenge such determination. We expect the agreements to provide that in the event the indemnitee receives judgment in his or her favor or the claim against the indemnitee is otherwise disposed of in a manner that allows Covidien plc to indemnify such indemnitee under its articles of association as then in effect, Covidien plc will reimburse Covidien Ltd. for any related indemnification payments or expense advancements. Indemnification and advancement of expenses will not be made in connection with proceedings brought by the indemnitee against Covidien plc or any of its subsidiaries or any director or officer of Covidien plc or any of its subsidiaries, except in specified circumstances.

Interests of Certain Persons in the Reorganization

Except for the indemnification agreements described above, no person who has been a director or executive officer of Covidien Ltd. at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Reorganization, except for any interest arising from his or her ownership of securities of Covidien. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of shares of Covidien Ltd.

Required Vote; Board Recommendation

The special court-ordered meeting will be conducted in accordance with the directions of the Supreme Court. The presence, in person or by proxy, of the holders of a majority of the common shares outstanding and entitled to vote at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. Assuming the presence of a quorum at the meeting, the Scheme of Arrangement requires the affirmative vote of a majority in number of the holders of the Covidien common shares present and voting on the proposal at the meeting, whether in person or by proxy, representing 75% or more in value of the common shares present and voting on the proposal at the meeting, whether in person or by proxy. The distributable reserves proposal requires the affirmative vote of holders of at least a majority of the Covidien shares present in person or by proxy at the meeting and voting on the proposal. The adjournment proposal requires the affirmative vote of holders of at least a majority of the Covidien shares present in person or by proxy at the meeting and voting on the proposal. Please see “The Special Court-Ordered Meeting—Record Date; Voting Rights; Vote Required for Approval.” Our board of directors has unanimously approved the Scheme of Arrangement and recommends that shareholders vote “FOR” approval of all of the proposals.

Regulatory Matters

We are not aware of any other governmental approvals or actions that are required to complete the Transaction other than compliance with U.S. federal and state securities laws and Bermuda and Irish corporate law. We do not believe that any significant regulatory approvals will be required to effect the Transaction.

No Appraisal Rights

Under Bermuda law, none of the shareholders of Covidien Ltd. has any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

No Action Required to Cancel Covidien Ltd. Shares and Receive Covidien plc Shares

Assuming the Transaction becomes effective, your Covidien Ltd. common shares will be cancelled and Covidien plc ordinary shares will be issued without any action on your part, regardless of whether you currently hold Covidien Ltd. shares in certificated form. All of Covidien plc’s shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Covidien Ltd. shares in certificated form, following the Reorganization, your Covidien share certificates will cease to have effect as documents or evidence of title. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Covidien plc shares.

Dividend Policy

Covidien paid dividends of $320 million on its common shares in fiscal 2008. Please see “Market Price and Dividend Information.” We expect that we will continue to pay comparable dividends to holders of our ordinary shares following the Transaction. The timing, declaration and payment of future dividends to holders of our ordinary shares after the Transaction, however, will fall within the discretion of our board of directors and will depend upon many factors, including the statutory requirements of Irish law, our earnings and financial condition, the capital requirements of our businesses, industry practice and any other factors the board of directors deems relevant.

Under Irish law, dividends must be paid out of “distributable reserves,” which Covidien plc will not have immediately following the Transaction Time but which we are taking steps to create. Please see “Risk Factors,” “Description of Covidien plc Shares—Dividends” and “Proposal Number Two: Creation of Distributable Reserves.” We may delay the Transaction to minimize any disruption to the timing of our quarterly dividend. Please see “Proposal Number One: The Reorganization—Amendment, Termination or Delay.”

For a description of the Irish tax rules relating to dividends, please see “Material Tax Considerations—Irish Tax Considerations.”

Prior to the Transaction Time, our Investor Services Program will be terminated, and all fractional shares held of record as a result of the operation of the dividend reinvestment feature of the Investor Services Program will be cancelled in exchange for a cash payment in connection with such termination.

Share Compensation Plans

If the Transaction is completed, Covidien plc will adopt and assume Covidien Ltd.’s equity incentive plans, and those plans will be amended as necessary to give effect to the Transaction, including to provide (1) that shares of Covidien plc will be issued, held, available or used to measure benefits as appropriate under the plans, in lieu of shares of Covidien Ltd., including upon exercise of any options or share appreciation rights or upon vesting of restricted stock units issued under those plans; and (2) for the appropriate substitution of Covidien plc for Covidien Ltd. in those plans.

Stock Exchange Listing

Covidien Ltd.’s common shares are currently listed on the NYSE. There is currently no established public trading market for the ordinary shares of Covidien plc. We intend to make application so that, immediately following the Transaction Time, the ordinary shares of Covidien plc will be listed on the NYSE under the symbol “COV,” the same symbol under which the Covidien Ltd. common shares are currently listed. In connection with the Transaction, Covidien will terminate its listing on the Bermuda Stock Exchange. We do not plan to be listed on the Irish Stock Exchange at the present time.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Covidien plc will be reflected at their carrying amounts in the accounts of Covidien Ltd. at the Transaction Time.

Guarantee of Senior Notes

Upon completion of the Transaction, Covidien plc will enter into a supplemental indenture to the indenture governing CIFSA’s 5.15% Senior Notes due 2010, 5.45% Senior Notes due 2012, 6.00% Senior Notes due 2017, and 6.55% Senior Notes due 2037 (which we refer to collectively as the “senior notes”) with the trustee under such indenture. The supplemental indenture will provide for Covidien plc to guarantee the obligations of CIFSA under the indenture and supplemental indentures governing the senior notes. Covidien Ltd. will not, however, be released from any of its obligations under the indenture and supplemental indentures governing the senior notes.

Credit Facility

We are seeking waivers under and/or amendments to CIFSA’s five-year revolving credit facility, under which Covidien Ltd. is guarantor, in connection with the Transaction, in order to avoid a technical default that would otherwise result from Covidien Ltd. becoming a wholly owned subsidiary of Covidien plc in connection with the Transaction. We will not consummate the Transaction unless the appropriate waivers and/or amendments are obtained on terms acceptable to us. The current heightened volatility in the credit markets may make it more difficult and costly for us to obtain these waivers and/or amendments. If we are successful in obtaining these waivers and/or amendments, we expect that our interest expense under the credit facility may increase and that the credit agreement may be amended to include financial terms less favorable to us than those of the existing credit agreement. We also expect that, if the Transaction is consummated, the credit agreement would be amended to add Covidien plc as a guarantor of the obligations under the credit agreement. Please see “Risk Factors.”

Effect of the Reorganization on Potential Future Status as a Foreign Private Issuer

Upon completion of the Reorganization, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP.

Covidien Ltd. currently is not a “foreign private issuer” within the meaning of the rules promulgated under the Exchange Act, and we do not currently believe that Covidien plc will qualify as a “foreign private issuer” upon completion of the Reorganization. The definition of a “foreign private issuer” has two parts—one based on a company’s percentage of U.S. resident shareholders and the other on its business contacts with the U.S. An organization incorporated under the laws of a foreign country qualifies as a foreign private issuer unless both parts of the definition are satisfied as of the last business day of its most recently completed second fiscal quarter. Covidien Ltd. currently satisfies the shareholder test because more than 50% of our outstanding voting securities are held by U.S. residents, and we currently expect that Covidien plc will meet the shareholder test upon the completion of the Reorganization. The business contacts test requires that any of the following be true with respect to the organization incorporated under the laws of a foreign country: (A) the majority of its executive officers or directors are U.S. citizens or residents, (B) more than 50% of its assets are located in the United States, or (C) its business is administered principally in the United States. Covidien Ltd. currently meets the business contacts test, and we currently expect that Covidien plc will meet the business contacts test upon the completion of the Reorganization. However, Covidien plc may fail to satisfy the shareholder test and/or the business contacts test at some time in the future and, as a result, qualify for status as a foreign private issuer. If that occurs, Covidien plc would be exempt from certain requirements applicable to U.S. public companies, including:

•	the rules requiring the filing of Quarterly Reports on Form 10-Q and Current Reports on Form 8-K with the SEC;

•	the SEC’s rules regulating proxy solicitations;

•	the provisions of Regulation FD;

•	the filing of reports of beneficial ownership under Section 16 of the Exchange Act (although beneficial ownership reports may be required under Section 13 of the Exchange Act); and

•	“short-swing” trading liability imposed on insiders who purchase and sell securities within a six-month period.

In addition, Covidien plc would then be allowed to:

•	file annual reports within six months after the end of a fiscal year, and within four months after the end of a fiscal year beginning with fiscal years ending on or after December 15, 2011;

•	include more limited compensation disclosure in its filings with the SEC;

•	apply accounting principles other than U.S. GAAP to its financial statements, although reconciliation to U.S. GAAP would be required if IFRS is not used; and

•	choose which reporting currency to use in presenting its financial statements.

PROPOSAL NUMBER TWO: CREATION OF DISTRIBUTABLE RESERVES

Under Irish law, Covidien plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts to enable it to make distributions (including the payment of cash dividends) to its shareholders, or to buy back shares. Please see “Description of Covidien plc Shares—Dividends” and “Description of Covidien plc Shares—Share Repurchases and Redemptions.” Immediately following implementation of the Transaction, the unconsolidated balance sheet of Covidien plc will not contain any distributable reserves, and “shareholders’ equity” in such balance sheet will be comprised entirely of “share capital” (equal to the aggregate par value of the Covidien plc shares issued in the Transaction ) and “share premium” (resulting from the issuance of Covidien plc shares in the Transaction and equal to (a) the aggregate market value of the Covidien Ltd. shares as of the close of trading on the NYSE on the day the Scheme of Arrangement becomes effective, less (b) the share capital). The current shareholders of Covidien plc (which are Covidien Ltd. and its nominees) have passed a resolution that would create distributable reserves following the Transaction by converting to distributable reserves all of the share premium of Covidien plc, less the sum of the following: (1) the total outstanding financial indebtedness of Covidien Ltd. and its subsidiaries as of immediately prior to the Transaction Time, plus (2) an additional amount of $1 billion. Based upon the closing sale price of Covidien Ltd.’s common shares and the outstanding financial indebtedness of Covidien Ltd. and its subsidiaries as of March 10, 2009, if the Transaction Time were to occur after the close of trading on that date, distributable reserves of Covidien plc created in this manner would be approximately $10.5 billion.

If the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization, shareholders of Covidien Ltd. also will be asked at the special court-ordered meeting to approve the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc) that was previously approved by Covidien Ltd. and the other current shareholders of Covidien plc. If the shareholders of Covidien Ltd. approve the creation of distributable reserves and the Transaction is completed, we will seek to obtain the approval of the Irish High Court, which is required for the creation of distributable reserves to be effective, as soon as practicable following implementation of the Transaction. The approval of the High Court is expected to be obtained within three to four weeks of the consummation of the Transaction.

The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the shareholders of Covidien Ltd. approve the Scheme of Arrangement but do not approve the distributable reserves proposal, and the Transaction is consummated, Covidien plc may not have sufficient distributable reserves to pay dividends (or to repurchase shares) following the Transaction. In addition, although we are not aware of any reason why the High Court would not approve the creation of distributable reserves, there is no guarantee that such approval will be forthcoming. Please see “Risk Factors.”

MATERIAL TAX CONSIDERATIONS

The information presented under the caption “U.S. Federal Income Tax Considerations” below is a discussion of the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (as defined below) of the Transaction and of investing in the Covidien plc shares received in the Transaction. The information presented under the caption “Irish Tax Considerations” is a discussion of the material Irish tax consequences of the Transaction and of investing in the Covidien plc shares. The information presented under the caption “Bermuda Tax Considerations” is a discussion of the material Bermuda tax consequences of the Transaction.

You should consult your tax advisor regarding the applicable tax consequences to you of the Transaction and investing in the Covidien plc shares under the laws of the United States (federal, state and local), Ireland, Bermuda and any other applicable foreign jurisdiction.

U.S. Federal Income Tax Considerations

Scope of Discussion

This discussion generally does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or description of all potential tax consequences of the Transaction or of holding or disposing of Covidien plc shares, and does not address all tax considerations that may be relevant to Covidien Ltd. shareholders. Special rules that are not discussed in the general descriptions below also may apply to Covidien Ltd. shareholders. In particular, this discussion addresses only tax consequences to holders that hold their Covidien Ltd. shares solely as capital assets for U.S. federal income tax purposes. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special treatment under U.S. federal income tax laws, such as:

•	a bank or other financial institution;

•	a tax-exempt entity;

•	an insurance company;

•	a person holding shares as part of a straddle, hedge, integrated transaction, or covered transaction;

•	a person who has been, but is no longer, a citizen or resident of the United States;

•	a person holding shares through a partnership or other pass-through entity;

•	a person who is liable for alternative minimum tax;

•	a broker-dealer or trader in securities, commodities or currencies;

•	a grantor trust;

•	a U.S. holder whose functional currency is not the U.S. dollar;

•	a regulated investment company;

•	a real estate investment trust;

•	a holder who received the Covidien Ltd. shares through the exercise of employee stock options or otherwise as compensation; or

•

a holder of Covidien plc shares who, immediately after the Transaction, actually or constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Covidien plc.

This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” Treasury Regulations promulgated under the Code, court decisions, published opinions and administrative pronouncements of the Internal Revenue Service and other applicable authorities, and income tax treaties to which the United States is a party, all as in effect and available on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. The discussion assumes that neither Covidien Ltd. nor Covidien plc is currently, or was in the years preceding the Transaction, a “passive foreign investment company” under the Code (a “PFIC”). Neither Covidien Ltd. nor Covidien plc will request a ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Transaction, post-Transaction ownership and disposition of Covidien plc shares or any other matter. There can be no assurance that the Internal Revenue Service will not challenge any of the U.S. federal income tax consequences described below.

As used in this discussion, a “U.S. holder” is a beneficial owner of Covidien Ltd. shares (or record owner that does not hold such shares on behalf of another person), or, after the completion of the Transaction, Covidien plc shares, that is:

•	an individual U.S. citizen or resident alien;

•	a corporation or other entity created or organized under U.S. federal or state law and treated as a corporation for U.S. federal income tax purposes;

•	an estate whose worldwide income is subject to U.S. federal income tax; or

•

a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

A “non-U.S. holder” is any beneficial owner of Covidien Ltd. shares (or record owner that does not hold such shares on behalf of another person), or after the completion of the Transaction, Covidien plc shares, that is not a partnership for U.S. federal income tax purposes and is not a U.S. holder. For purposes of this summary, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Covidien Ltd. or Covidien plc shares (or record owner that does not hold such shares on behalf of another person), the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Covidien Ltd. or Covidien plc shares that are partnerships and partners in these partnerships are urged to consult their tax advisors regarding the U.S. federal income tax consequences to them of the Transaction.

THIS SUMMARY IS NOT A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE TRANSACTION TO YOU. WE URGE YOU TO CONSULT A TAX ADVISOR REGARDING THE PARTICULAR FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTION IN LIGHT OF YOUR OWN SITUATION.

Material Tax Consequences to U.S. Holders

The Transaction

The receipt by Covidien Ltd. shareholders of Covidien plc shares following the cancellation of their Covidien Ltd. shares will constitute a tax-free reorganization under Section 368(a) and/or an exchange under Section 351 of the Code. The discussion below describes the general consequences to U.S. holders and non-U.S. holders of the Transaction qualifying under Section 368(a) and/or Section 351 of the Code.

U.S. Holders Owning Less Than Five Percent of Covidien plc. Under Section 367(a) of the Code and the Treasury Regulations thereunder, U.S. holders who own (applying ownership attribution rules) less than five percent of the shares of Covidien plc immediately after the Transaction will not recognize gain or loss in the

Transaction, except with respect to any cash received in lieu of fractional shares. The tax basis of the Covidien plc shares received by U.S. holders in the Transaction will be equal to the tax basis of their Covidien Ltd. shares held prior to the Transaction, decreased by the amount of any tax basis allocable to any fractional shares for which cash is received. The holding period of the Covidien plc shares received by U.S. holders will include the period those holders held their Covidien Ltd. shares. U.S. holders who hold their Covidien Ltd. shares with differing tax bases or holding periods are urged to consult their tax advisors with regard to identifying the tax bases and holding periods of the particular Covidien plc shares received in the Transaction.

U.S. Holders Owning Five Percent or More of Covidien plc. Under Section 367(a) of the Code and the Treasury Regulations thereunder, U.S. holders who own (applying ownership attribution rules) five percent or more of the shares of Covidien plc immediately after the Transaction generally will be required to file and maintain with the IRS a “gain recognition agreement” and related materials, which we refer to as a “GRA,” in order to defer gain realized in the Transaction. Provided such holders timely file and maintain a GRA, (1) such holders will not recognize gain or loss in the Transaction, except with respect to any cash received in lieu of fractional shares, (2) the tax basis of the Covidien plc shares received by such holders in the Transaction will be equal to the tax basis of their Covidien Ltd. shares held prior to the Transaction, decreased by the amount of any tax basis allocable to any fractional shares for which cash is received and (3) the holding period of the Covidien plc shares received by such holders will include the period those holders held their Covidien Ltd. shares. Such U.S. holders will not be entitled to recognize a loss in the Transaction. Five percent or greater U.S. holders should consult their own tax advisor to determine whether and when to file a GRA and the tax implications thereof.

Cash Received In Lieu of Fractional Shares. A U.S. holder who receives cash in lieu of fractional shares of Covidien plc stock should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the holder’s tax basis in the Covidien Ltd. shares that was allocable to the fractional share. The capital gain or loss will be long-term capital gain or loss if the holding period for the fractional share is more than one year as of the date of the Transaction.

Tax Consequences of Investing in Covidien plc Shares

Receiving Distributions on Covidien plc Shares. U.S. holders will be required to include in gross income the gross amount of any distribution received on the Covidien plc shares to the extent that the distribution is paid out of Covidien plc’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes, which we refer to as a dividend. With respect to non-corporate U.S. holders, certain dividends received in taxable years beginning before January 1, 2011 from a qualified foreign corporation will be subject to U.S. federal income tax at a maximum rate of 15%. As long as the Covidien plc shares are listed on the New York Stock Exchange (or certain other stock exchanges) and/or Covidien plc qualifies for benefits under the Ireland-U.S. Tax Treaty, Covidien plc will be treated as a qualified foreign corporation for this purpose. This reduced rate will not be available in all situations, including where Covidien is a PFIC in the taxable year of the dividend payment or the prior taxable year, and U.S. holders should consult their tax advisors regarding the application of the relevant rules to their particular circumstances. Dividends from Covidien plc will not be eligible for the dividends-received deduction, which is generally allowed to U.S. corporate shareholders on dividends received from certain domestic and foreign corporations.

Distributions in excess of the current and accumulated earnings and profits of Covidien plc will be applied first to reduce the U.S. holder’s tax basis in its Covidien plc shares, and thereafter will constitute gain from the sale or exchange of such shares, which will be taxed in the manner described below under “—Dispositions of Covidien plc Shares.”

Dispositions of Covidien plc Shares. U.S. holders of Covidien plc shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other taxable disposition of Covidien plc shares in an amount equal to the difference between the amount realized from such sale, exchange or other taxable disposition and the U.S. holders’ tax basis in such shares. In the case of a non-corporate U.S. holder, capital gains are subject to reduced rates of tax if the holder’s holding period for such Covidien plc shares exceeds twelve months. The deductibility of capital losses are subject to limitations.

Treatment of Certain Irish Taxes

Any stamp duty or Irish capital acquisitions tax imposed on a U.S. holder as described below under the heading “—Irish Tax Considerations” will not be creditable against U.S. federal income taxes, although a U.S. holder may be entitled to deduct such taxes, subject to applicable limitations under the Code. U.S. holders should consult an independent tax advisor regarding the tax treatment of these Irish taxes.

Material Tax Consequences to Non-U.S. Holders

The Transaction

In general, the receipt by Covidien Ltd. non-U.S. shareholders of Covidien plc shares following the cancellation of their Covidien Ltd. shares will not be subject to U.S. federal income or withholding tax on any realized gain with respect to the Transaction.

Tax Consequences of Investing in Covidien plc Shares

Non-U.S. holders of Covidien plc shares generally will not be subject to U.S. federal income or withholding tax on dividend income from Covidien plc and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of Covidien plc shares, unless:

•

such gain or dividend income is effectively connected with the conduct by the holder of a trade or business within the United States or, if a treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States; or

•

in the case of capital gain of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met.

Information Reporting and Backup Withholding

U.S. holders that own at least five percent of Covidien Ltd. immediately before the Transaction will be required to file certain Section 368(a) reorganization and/or Section 351 statements.

Dividends on Covidien plc shares paid within the United States or through certain U.S.-related financial intermediaries are subject to information reporting and may be subject to backup withholding (currently at a 28% rate) unless the holder (1) is a corporation or other exempt recipient or (2) provides a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the cash proceeds of a sale of the Covidien plc shares.

In addition to being subject to backup withholding, if a U.S. holder of Covidien plc shares does not provide us (or our transfer agent) with the holder’s correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the Internal Revenue Service. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability.

In order not to be subject to backup withholding tax on a subsequent disposition of Covidien plc shares, or dividends paid on those shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder’s foreign status or otherwise establish an exemption.

Irish Tax Considerations

Scope of Discussion

The following is a general summary of the main Irish tax considerations applicable to certain investors who are the beneficial owners of Covidien plc shares. It is based on existing Irish law and practices in effect on the date of this proxy statement and on discussions and correspondence with the Irish Revenue Commissioners. Legislative, administrative or judicial changes may modify the tax consequences described below.

The statements do not constitute tax advice and are intended only as a general guide. Furthermore, this information applies only to Covidien plc shares held as capital assets and does not apply to all categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who have, or who are deemed to have, acquired their Covidien plc shares by virtue of an office or employment. This summary is not exhaustive and shareholders should consult their own tax advisors as to the tax consequences in Ireland, or other relevant jurisdictions of the Transaction, including the acquisition, ownership and disposition of the Covidien plc shares.

Irish Tax on Chargeable Gains

Neither the receipt by Covidien Ltd. shareholders of Covidien plc shares as consideration for the cancellation of their Covidien Ltd. shares in the Transaction nor the receipt of cash by Covidien Ltd. shareholders in lieu of fractional shares in the Transaction will give rise to a liability to Irish tax on chargeable gains for persons that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold such shares in connection with a trade or business carried on by such holder in Ireland through a branch or agency.

The issuance, pursuant to the Transaction, of Covidien plc shares to holders of Covidien Ltd. shares who are resident or ordinarily resident for tax purposes in Ireland, or who hold their shares in connection with a trade or business carried on by such holder in Ireland through a branch or agency, should be treated as falling within the relief for a reorganization for the purposes of taxation of chargeable gains. Accordingly, the Covidien plc shares issued to holders of Covidien Ltd. shares in accordance with their entitlements as holders of Covidien Ltd. shares should be treated as the same asset and as acquired at the same time as the Covidien Ltd. shares. The receipt of cash in lieu of fractional shares may trigger a liability to Irish tax on chargeable gains for such shareholders. Shareholders should consult their own tax advisor if they believe they may be subject to Irish tax.

Withholding Tax on Dividends

Distributions made by Covidien will generally be subject to dividend withholding tax (“DWT”) at the standard rate of income tax (currently 20 percent) unless one of the exemptions described below applies, which we believe will be the case for the majority of shareholders. DWT (if any) arises in respect of dividends paid after Covidien’s establishment of tax residency in Ireland, which occurred in December 2008. For DWT purposes, a dividend includes any distribution made by Covidien to its shareholders, including cash dividends, non-cash dividends and additional stock or units taken in lieu of a cash dividend. Covidien is responsible for withholding DWT at source and forwarding the relevant payment to the Irish Revenue Commissioners.

Certain shareholders (both individual and corporate) are entitled to an exemption from DWT. In particular, a non-Irish resident shareholder is not subject to DWT on dividends received from Covidien if the shareholder is:

•	an individual shareholder resident for tax purposes in a “relevant territory,” and the individual is neither resident nor ordinarily resident in Ireland;

•	a corporate shareholder that is not resident for tax purposes in Ireland and which is ultimately controlled, directly or indirectly, by persons resident in a “relevant territory”;

•

a corporate shareholder resident for tax purposes in a “relevant territory” provided that the corporate shareholder is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

•

a corporate shareholder that is not resident for tax purposes in Ireland and whose principal class of shares (or those of its 75 percent parent) is substantially and regularly traded on a recognized stock exchange either in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance; or

•

a corporate shareholder that is not resident for tax purposes in Ireland and is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a recognized stock exchange in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance, and provided that, in all cases noted above but subject to the matters described below, the shareholder has provided the appropriate forms to his or her broker (and the relevant information is further transmitted to Covidien’s qualifying intermediary) before the record date for the dividend (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly).

Covidien has an agreement in place with the Bank of New York Mellon (which is recognized by the Irish Revenue Commissioners as a “qualifying intermediary”) which satisfies one of the Irish requirements for dividends to be paid free of DWT to certain shareholders who hold their shares through DTC, as described below. The agreement generally provides for certain arrangements relating to distributions in respect of those shares of Covidien (the “Deposited Securities”) that are held through DTC. The agreement provides that the qualifying intermediary shall distribute or otherwise make available to Cede & Co., as nominee for DTC, any cash dividend or other cash distribution with respect to the Deposited Securities, after Covidien delivers or causes to be delivered to the qualifying intermediary the cash to be distributed.

Covidien will rely on information received directly or indirectly from brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required Irish dividend withholding tax forms, as described below. Shareholders who are required to file Irish forms in order to receive their dividends free of DWT should note that such forms are valid for five years and new forms must be filed before the expiration of that period in order to continue to enable them to receive dividends without DWT. Links to the various Irish Revenue forms are available at http://www.revenue.ie/en/tax/dwt/forms/index.html.

For a list of “relevant territories” as defined for the purposes of DWT, please see Annex C to this proxy statement.

Shares Held by U.S. Resident Shareholders

Dividends paid on Covidien shares that are owned by residents of the U.S. and held beneficially will not be subject to DWT provided that the address of the beneficial owner of the shares in the records of the broker is in the U.S. Covidien strongly recommends that such shareholders ensure that their information has been properly recorded by their brokers (so that such brokers can further transmit the relevant information to Covidien’s qualifying intermediary).

Dividends paid on Covidien shares that are owned by residents of the U.S. and held directly will not be subject to DWT provided that the shareholder has provided a valid Form W-9 showing a U.S. address or a valid U.S. taxpayer identification number to Covidien’s transfer agent. Covidien strongly recommends that such shareholders ensure that appropriate Form W-9 or taxpayer identification number has been provided to Covidien’s transfer agent.

If any shareholder who is resident in the U.S. receives a dividend subject to DWT, he or she should generally be able to make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Shares Held by Residents of “Relevant Territories” Other Than the U.S.

Shareholders who are residents of “relevant territories” other than the U.S. who held shares on February 6, 2009 generally will receive dividends in 2009 without any DWT. For shares held beneficially, dividends will be paid in 2009 without any DWT if the address of the relevant shareholder in his or her broker’s records is in a “relevant territory” other than the U.S. Covidien strongly recommends that such shareholders ensure that their information has been properly recorded by their brokers (so that such brokers can further transmit the relevant information to Covidien’s qualifying intermediary). For shares held directly, dividends will be paid in 2009 without any DWT if the shareholder has provided a valid U.S. tax form showing an address in a “relevant territory” other than the U.S. to Covidien’s transfer agent. Covidien strongly recommends that such shareholders ensure that appropriate tax form has been provided to Covidien’s transfer agent.

Shareholders who are residents of “relevant territories” other than the U.S. who acquire their shares after February 6, 2009 must complete the appropriate Irish dividend withholding tax forms in order to receive their dividends without DWT. Such shareholders must provide the appropriate Irish dividend withholding tax forms to their brokers (so that such brokers can further transmit the relevant information to Covidien’s qualifying intermediary) before the record date for the first dividend payment to which they are entitled (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Covidien strongly recommends that such shareholders complete the appropriate Irish forms and provide them to their brokers or Covidien’s transfer agent, as the case may be, as soon as possible after acquiring their shares.

In addition, all shareholders who are residents of “relevant territories” other than the U.S. (regardless of when such shareholders acquired their shares) must complete the appropriate Irish dividend withholding tax forms in order to receive their dividends in 2010 and later years without DWT. Such shareholders must provide the appropriate Irish forms to their brokers (so that such brokers can further transmit the relevant information to Covidien’s qualifying intermediary) before the record date for the first dividend paid in 2010 (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Covidien strongly recommends that such shareholders complete the appropriate Irish forms and provide them to their brokers or Covidien’s transfer agent, as the case may be, as soon as possible.

If any shareholder who is resident in a “relevant territory” receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Please note that this exemption from DWT does not apply to a Covidien shareholder (other than a body corporate) that is resident or ordinarily resident in Ireland or to a body corporate that is under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland. However, it may be possible for such a shareholder to rely on a double tax treaty to limit the applicable DWT.

Shares Held by Residents of Ireland

Most Irish tax resident or ordinarily resident shareholders will be subject to DWT in respect of dividend payments on their Covidien plc shares.

Shareholders that are residents of Ireland but are entitled to receive dividends without DWT must complete the appropriate Irish forms and provide them to their brokers (so that such brokers can further transmit the relevant information to Covidien’s qualifying intermediary) before the record date for the first dividend to which they are entitled (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Shareholders who are resident or ordinarily resident in Ireland or are otherwise subject to Irish tax should consult their own tax advisor.

Shares Held by Other Persons

Covidien shareholders who do not reside in “relevant territories” or in Ireland will be subject to DWT, but there are a number of other exemptions that could apply on a case-by-case basis. Dividends paid to such shareholders will be paid subject to DWT unless the relevant shareholder has provided the appropriate Irish dividend withholding tax form to his or her broker (so that such broker can further transmit the relevant information to Covidien’s qualifying intermediary) prior to the record date for the first dividend to which they are entitled (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Covidien strongly recommends that such shareholders to whom an exemption applies complete the appropriate Irish forms and provide them to their brokers or Covidien’s transfer agent, as the case may be, as soon as possible.

If any shareholder who is not a resident of a “relevant territory” or Ireland but is exempt from withholding receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Income Tax on Dividends Paid on Covidien Shares

Irish income tax (if any) arises in respect of dividends paid after Covidien’s establishment of tax residency in Ireland, which occurred in December 2008.

A shareholder who is not resident or ordinarily resident in Ireland and who is entitled to an exemption from DWT, generally has no Irish income tax liability on a dividend from Covidien plc unless he or she holds their Covidien shares through a branch or agency in Ireland through which a trade is carried on. Covidien shareholders that are not resident nor ordinarily resident in Ireland and do not hold their shares through a branch or agency in Ireland, are generally liable to Irish income tax on dividends received from Covidien unless they are entitled to exemption from DWT. However, the DWT deducted by Covidien discharges such liability to Irish income tax provided that the shareholder furnishes a statement of DWT imposed to the Irish Revenue.

Irish resident or ordinarily resident shareholders may be subject to Irish tax and/or levies on dividends received from Covidien plc. Such shareholders should consult their own tax advisor.

Capital Acquisitions Tax

Irish capital acquisitions tax (“CAT”) comprises principally of gift tax and inheritance tax. CAT could apply to a gift or inheritance of Covidien plc ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Covidien plc ordinary shares are regarded as property situated in Ireland as the share register of Covidien must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is levied at a rate of 22 percent above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (1) the relationship between the donor and the donee and (2) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT.

Stamp Duty

Irish stamp duty (if any) becomes payable in respect of share transfers occurring after completion of the Transaction.

No stamp duty will be payable on the cancellation of the common shares of Covidien Ltd. or the issue of Covidien plc ordinary shares under the Transaction.

A transfer of Covidien plc shares from a seller who holds shares beneficially to a buyer who holds the acquired shares beneficially will not be subject to Irish stamp duty.

A transfer of Covidien plc shares by a seller who holds shares directly to any buyer, or by a seller who holds the shares beneficially to a buyer who holds the acquired shares directly, may be subject to Irish stamp duty (currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher). Stamp duty is a liability of the buyer or transferee. A shareholder who holds Covidien plc shares directly may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and the transfer is not in contemplation of a sale of the shares. In order to benefit from this exemption from stamp duty, the seller must confirm to Covidien plc that there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and the transfer is not in contemplation of a sale of the shares.

Because of the potential Irish stamp duty on transfers of Covidien plc shares, Covidien strongly recommends that all directly registered shareholders open broker accounts so they can transfer their shares into a broker account as soon as possible, and in any event prior to completion of the Transaction. Covidien also strongly recommends that any person who wishes to acquire Covidien plc shares after completion of the Transaction acquire such shares beneficially.

We currently intend to pay (or cause one of our affiliates to pay) stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Covidien may, in its absolute discretion, pay (or cause one of its affiliates to pay) any stamp duty. Covidien plc’s articles of association as they will be in effect after the Transaction provide that Covidien plc may seek reimbursement from the buyer, or set-off the amount of the stamp duty against future dividends on the Covidien shares acquired by such buyer, in the event of any such payment. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Covidien plc shares has been paid unless one or both of such parties is otherwise notified by Covidien.

Bermuda Tax Considerations

The Transaction will not result in any income tax consequences under Bermuda law to Covidien Ltd. or Covidien plc or their respective shareholders.

DESCRIPTION OF COVIDIEN PLC SHARES

The following description of Covidien plc’s share capital is a summary. This summary is not complete and is subject to the complete text of Covidien plc’s forms of memorandum and articles of association attached as Annex B to this proxy statement and to the Irish Companies Acts. We encourage you to read those laws and documents carefully. There are differences between Covidien Ltd.’s memorandum of association and bye-laws and Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction; however, there are no material differences between those documents, except as may be necessary to account for differences between Bermuda law and Irish law. See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects Covidien plc’s memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

Capital Structure

Authorized Share Capital. The authorized share capital of Covidien plc is €40,000 and $225,000,000, divided into 40,000 ordinary shares with a par value of €1 per share, 1,000,000,000 ordinary shares with a par value of $0.20 per share and 125,000,000 preferred shares with a par value of $0.20 per share.

Covidien plc may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum of association. Following the Transaction, we expect that Covidien plc will have issued approximately $100,800,000 of its authorized share capital of $225,000,000, with such issued share capital comprised of approximately 504,000,000 ordinary shares with a par value of $0.20 each. This means that Covidien plc would be able to issue further shares with a total nominal value of approximately $124,200,000, comprised of approximately 496,000,000 ordinary shares with a nominal value of $0.20 each and 125,000,000 preferred shares with a nominal value of $0.20 each (as well as 40,000 ordinary shares with a par value of €1 per share). In connection with the Transaction, Covidien plc will also assume Covidien Ltd.’s existing obligations to deliver shares under our equity incentive plans and other similar employee awards pursuant to the terms thereof.

As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. The articles of association of Covidien plc authorize the board of directors of Covidien plc to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of Covidien plc’s incorporation.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Covidien plc’s shareholders. The shares comprising the authorized share capital of Covidien plc may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Covidien plc’s articles of association. Covidien plc’s articles of association entitle the board of directors, without shareholder approval, to determine the terms of the preferred shares issued by Covidien plc. Preferred shares may be preferred as to dividends, rights on a winding up or voting in such manner as the directors of Covidien plc may resolve. The preferred shares may also be redeemable at the option of the holder of the preferred shares or at the option of Covidien plc, and may be convertible into or exchangeable for shares of any other class or classes of Covidien plc, depending on the terms of such preferred shares.

Irish law does not recognize fractional shares held of record; accordingly, the official Irish register of Covidien plc will not reflect any fractional shares.

Issued Share Capital. Immediately prior to the Transaction, the issued share capital of Covidien plc will be €40,000, comprised of 40,000 ordinary shares with a par value of €1 per share (the “Euro Share Capital”). In connection with the consummation of the Transaction, the Euro Share Capital will be acquired by Covidien plc and will then be cancelled by Covidien plc. We expect that Covidien plc will then issue approximately 504,000,000 ordinary shares with a par value of $0.20 each (including approximately 90,000 shares of Covidien plc issued to Covidien Ltd. in respect of shares of Covidien Ltd. held as treasury shares immediately prior to the Transaction Time). All shares issued on completion of the Transaction will be issued as fully paid up.

Pre-emption Rights, Share Warrants and Share Options

Certain statutory pre-emption rights apply automatically in favor of Covidien plc’s shareholders where shares in Covidien plc are to be issued for cash. However, Covidien plc has opted out of these pre-emption rights in its articles of association as permitted under Irish company law. This opt-out must be renewed every five years by a special resolution of the shareholders. A special resolution requires not less than 75% of the votes of Covidien plc’s shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Covidien plc pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration.

The articles of association of Covidien plc provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Covidien plc is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The board may issue shares upon exercise of warrants or options without shareholder approval or authorization.

Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of Covidien plc less accumulated realized losses of Covidien plc. In addition, no distribution or dividend may be made unless the net assets of Covidien plc are equal to, or in excess of, the aggregate of Covidien plc’s called up share capital plus undistributable reserves and the distribution does not reduce Covidien plc’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Covidien plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Covidien plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Covidien plc has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Covidien plc. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts, which give a “true and fair view” of Covidien plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Although Covidien plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Risk Factors” and “Proposal Number Two: Creation of Distributable Reserves.”

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Covidien plc. Covidien plc’s articles of association authorize the directors to declare such dividends as appear justified from the profits of Covidien plc without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Covidien plc are also entitled to issue shares with preferred rights to participate in dividends declared by Covidien plc. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

For information about the Irish tax issues relating to dividend payments, please see “Material Tax Considerations—Irish Tax Considerations.”

Share Repurchases and Redemptions

Overview

Article 3(d) of Covidien plc’s articles of association provides that any ordinary share which Covidien plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Covidien plc will technically be effected as a redemption of those shares as described below under “—Share Repurchases and Redemptions—Repurchases and Redemptions by Covidien plc.” If the articles of association of Covidien plc did not contain Article 3(d), repurchases by Covidien plc would be subject to many of the same rules that apply to purchases of Covidien plc shares by subsidiaries described below under “—Share Repurchases and Redemptions—Purchases by Subsidiaries of Covidien plc,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back ordinary shares of Covidien plc, we are referring to the redemption of ordinary shares by Covidien plc pursuant to Article 3(d) of the articles of association or the purchase of ordinary shares of Covidien plc by a subsidiary of Covidien plc, in each case in accordance with the Covidien plc articles of association and Irish company law as described below.

Repurchases and Redemptions by Covidien plc

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Although Covidien plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Risk Factors” and “Proposal Number Two: Creation of Distributable Reserves.” The issue of redeemable shares may only be made by Covidien plc where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Covidien plc. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Shareholder approval will not be required to redeem Covidien plc shares.

The board of directors of Covidien plc will also be entitled to issue preferred shares which may be redeemed at the option of either Covidien plc or the shareholder, depending on the terms of such preferred shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on redeemable shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Covidien plc at any time must not exceed 10% of the nominal value of the issued share capital of Covidien plc. While Covidien plc holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Covidien plc or re-issued subject to certain conditions.

Purchases by Subsidiaries of Covidien plc

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase shares of Covidien plc either on-market or off-market. A general authority of the shareholders of Covidien plc is required to allow a subsidiary of Covidien plc to make on-market purchases of Covidien plc shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Covidien plc shares is required. We expect that Covidien plc will seek such general authority, which must expire no later than 18 months after the date on which it was granted, at the first annual general meeting of Covidien plc in 2010 and at subsequent annual general meetings. In order for a subsidiary of Covidien plc to make an on-market purchase of Covidien plc’s shares, such shares must be purchased on a “recognized stock exchange.” The NYSE, on which the shares of Covidien plc will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish company law. We understand, however, that it is likely that the Irish authorities will take appropriate steps in the near future to add the NYSE to the list of recognized stock exchanges. For an off-market purchase by a subsidiary of Covidien plc, the proposed purchase contract must be authorized by special resolution of the shareholders of Covidien plc before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Covidien plc.

The number of shares held by the subsidiaries of Covidien plc at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Covidien plc. While a subsidiary holds shares of Covidien plc, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of Covidien plc by a subsidiary must be funded out of distributable reserves of the subsidiary.

Existing Share Repurchase Program

On January 28, 2009, the board of directors of Covidien Ltd. authorized a program to repurchase $300,000,000 of its common shares. Prior to the consummation of the Transaction, we expect (a) the board of directors of Covidien plc to authorize the repurchase of Covidien plc shares by Covidien plc and (b) Covidien Ltd. and its nominee shareholders of Covidien plc to authorize the purchase of Covidien plc shares by subsidiaries of Covidien plc, such that Covidien plc and its subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Covidien Ltd. share repurchase program.

As noted above, because repurchases of Covidien plc shares by Covidien plc will technically be effected as a redemption of those shares pursuant to Article 3(d) of the articles of association, such repurchases may be made whether or not the NYSE is a “recognized stock exchange,” and shareholder approval for such repurchases will not be required.

However, because purchases of Covidien plc shares by subsidiaries of Covidien plc may be made only on a “recognized stock exchange” and only if the required shareholder approval has been obtained, we expect that the shareholder authorization for purchases by subsidiaries of Covidien plc described above will be effective as of the later of (i) the Transaction Time and (ii) the date on which the NYSE becomes a recognized stock exchange for this purpose. This authorization will lapse on the date of the 2010 annual general meeting of Covidien plc, at which time we expect that we would seek shareholder approval to renew this authorization.

Bonus Shares

Under Covidien plc’s articles of association, the shareholders may by ordinary resolution capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Covidien plc for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Consolidation and Division; Subdivision

Under its articles of association, Covidien plc may by ordinary resolution consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital

Covidien plc may, by ordinary resolution, reduce its authorized share capital in any way. Covidien plc also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital in any way. The distributable reserves proposal discussed above in “Proposal Number Two: Creation of Distributable Reserves” involves a reduction of share capital, namely the share premium account of Covidien plc, for purposes of Irish law.

General Meetings of Shareholders

Covidien plc will be required to hold an annual general meeting within eighteen months of incorporation and at intervals of no more than fifteen months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after Covidien plc’s fiscal year-end. The first annual general meeting of Covidien plc may be held outside Ireland. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting.

Extraordinary general meetings of Covidien plc may be convened by (i) the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Covidien plc carrying voting rights or (iii) on requisition of Covidien plc’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Covidien plc as may be required from time to time.

Notice of a general meeting must be given to all shareholders of Covidien plc and to the auditors of Covidien plc. The articles of association of Covidien plc provide that the maximum notice period is 60 days. The minimum notice periods are 21 days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. General meetings may be called by shorter notice, but only with the consent of the auditors of Covidien plc and all of the shareholders entitled to attend and vote thereat.

In the case of an extraordinary general meeting convened by shareholders of Covidien plc, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Covidien plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of auditors and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office. Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting and serve for one-year terms. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. However, because Irish law requires a minimum of two directors at all times, in the event that an election results in no directors being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected. In the event that an election results in only one director being elected, that director shall be elected and shall serve for a one-year term, and the nominee receiving the greatest number of votes in favor of their election shall hold office until his or her successor shall be elected.

If the directors become aware that the net assets of Covidien plc are half or less of the amount of Covidien plc’s called-up share capital, the directors of Covidien plc must convene an extraordinary general meeting of Covidien plc’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Voting

Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Covidien plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Covidien plc’s articles of association. The articles of association of Covidien plc permit the appointment of proxies by the shareholders to be notified to Covidien plc electronically.

Covidien plc’s articles provide that all resolutions shall be decided by a show of hands unless a poll is demanded by the chairman, by at least 100 shareholders as of the record date for the meeting or by any shareholder or shareholders holding not less than 10% of the total voting rights of Covidien plc as of the record date for the meeting. Each Covidien plc ordinary shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands.

In accordance with the articles of association of Covidien plc, the directors of Covidien plc may from time to time cause Covidien plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares will not be entitled to vote at general meetings of shareholders.

Irish company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Covidien plc’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Covidien plc’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the objects of Covidien plc;

•	Amending the articles of association of Covidien plc;

•	Approving the change of name of Covidien plc;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	Opting out of pre-emption rights on the issuance of new shares;

•	Re-registration of Covidien plc from a public limited company as a private company;

•	Variation of class rights attaching to classes of shares;

•	Purchase of own shares off-market;

•	The reduction of share capital;

•	Resolving that Covidien plc be wound up by the Irish courts;

•	Resolving in favor of a shareholders’ voluntary winding-up;

•	Re-designation of shares into different share classes; and

•	Setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme.

Variation of Class Rights Attaching to Shares

Variation of all or any special rights attached to any class of shares of Covidien plc is addressed in the articles of association of Covidien plc as well as the Irish Companies Acts. Any variation of class rights attaching to the issued shares of Covidien plc must be approved by a special resolution of the shareholders of the class affected.

Restriction Notices

In accordance with Covidien plc’s articles of association, the voting rights of any shareholder may be restricted by service of a restriction notice upon them. This notice may be served, at the discretion of the directors, where a shareholder has failed to pay a call on a partly paid share. It may also be served where a shareholder has failed, following a request by Covidien plc, to disclose the beneficial owner of any shares of Covidien plc registered in his or her name.

Quorum for General Meetings

The presence, in person or by proxy, of the holders of a majority of the Covidien plc ordinary shares outstanding constitutes a quorum for the conduct of business. No business may take place at a general meeting of Covidien plc if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of Covidien plc. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Inspection of Books and Records

Under Irish law, shareholders have the right to: (1) receive a copy of the memorandum and articles of association of Covidien plc and any act of the Irish Government which alters the memorandum of association of Covidien plc; (2) inspect and obtain copies of the minutes of general meetings and resolutions of Covidien plc; (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Covidien plc; (4) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of a subsidiary company of Covidien plc which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of Covidien plc will also have the right to inspect all books, records and vouchers of Covidien plc. The auditors’ report must be circulated to the shareholders with Covidien plc’s IFRS Financial Statements 21 days before the annual general meeting and must be read to the shareholders at Covidien plc’s annual general meeting.

Acquisitions and Appraisal Rights

There are a number of mechanisms for acquiring an Irish public limited company, including:

(a)	a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme;

(b)

through a tender offer by a third party for all of the shares of Covidien plc. Where the holders of 80% or more of Covidien plc’s shares have accepted an offer for their shares in Covidien plc, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If shares of Covidien plc were listed on the Irish Stock Exchange or another regulated stock exchange in the European Union (“E.U.”), this threshold would be increased to 90%; and

(c)	it is also possible for Covidien plc to be acquired by way of a merger with an E.U.-incorporated public company under the E.U. Cross Border Merger Directive 2005/56. Such a merger must be approved by a special resolution. If Covidien plc is being merged with another E.U. public company under the E.U. Cross Border Merger Directive 2005/56 and the consideration payable to Covidien plc’s shareholders is not all in the form of cash, Covidien plc’s shareholders may be entitled to require their shares to be acquired at fair value.

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, Covidien plc’s articles of association provide that the affirmative vote of the holders of a majority of the outstanding voting shares on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Disclosure of Interests in Shares

Under the Irish Companies Acts, there is a notification requirement for shareholders who acquire or cease to be interested in 5% of the shares of an Irish public limited company. A shareholder of Covidien plc must therefore make such a notification to Covidien plc if as a result of a transaction the shareholder will be interested in 5% or more of the shares of Covidien plc; or if as a result of a transaction a shareholder who was interested in more than 5% of the shares of Covidien plc ceases to be so interested. Where a shareholder is interested in more than 5% of the shares of Covidien plc, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Covidien plc. The relevant percentage figure is calculated by reference to the aggregate par value of the shares in which the shareholder is interested as a proportion of the entire par value of Covidien plc’s share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number.

Anti-Takeover Provisions

Business Combinations with Interested Shareholders

Covidien plc’s articles of association include a provision similar to Section 203 of the Delaware General Corporation Law, which generally prohibits Covidien plc from engaging in a business combination with an interested shareholder for a period of three years following the date the person became an interested shareholder, unless, in general:

•	Covidien plc’s board of directors approved the transaction which resulted in the shareholder becoming an interested shareholder;

•

upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the shareholder owned at least 85% of the voting shares outstanding at the time of commencement of such transaction, excluding for purposes of determining the number of voting shares outstanding (but not the outstanding voting shares owned by the interested shareholder), voting shares owned by persons who are directors and also officers and by certain employee share plans; or

•

the business combination is approved by Covidien plc’s board of directors and authorized at an annual or extraordinary general meeting of shareholders by the affirmative vote of the holders of at least 66 2/3% of the outstanding voting shares that are not owned by the interested shareholder.

A “business combination” is generally defined as a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is generally defined as a person who, together with affiliates and associates, owns or, within three years prior to the date in question, owned 15% or more of the outstanding voting shares of Covidien plc.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Covidien plc will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

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in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

•

the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	false markets in the securities of the target company or any other company concerned by the offer must not be created;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

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a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

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a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Covidien plc, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make a cash offer for the outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Covidien plc if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of Covidien plc within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Covidien plc ordinary shares by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired ordinary shares of Covidien plc (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of Covidien plc or (ii) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per Covidien plc ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of Covidien plc in the 12-month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Covidien plc. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Covidien plc is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Covidien plc and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the board of directors of Covidien plc is not permitted to take any action which might frustrate an offer for the shares of Covidien plc once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

(a)	the action is approved by the offeree at a general meeting; or

(b)	with the consent of the Irish Takeover Panel where:

(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)	the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)	in accordance with a contract entered into prior to the announcement of the offer; or

(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “—Pre-emption Rights, Share Warrants and Share Options” and “—Disclosure of Interests in Shares,” in addition to “—Corporate Governance,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Election of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Vacancies on Board of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Removal of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Consent to Action Without Meeting,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Amendment of Governing Documents” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Director Nominations; Proposals of Shareholders” below.

Corporate Governance

The articles of association of Covidien plc delegate the day-to-day management of Covidien plc to the board of directors. The board of directors may then delegate management of Covidien plc to committees, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Covidien plc. It is the intention of Covidien plc to replicate the existing committees that are currently in place for Covidien Ltd. which include a Compliance Committee, a Compensation and Human Resources Committee, a Nominating and Governance Committee and an Audit Committee. It also is the intention of Covidien plc to adopt Covidien Ltd.’s current corporate governance guidelines.

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name of the newly formed Irish company is Covidien public limited company. Covidien plc was incorporated in Ireland, as a public limited company on January 16, 2009 with company registration number 466385. Covidien plc’s fiscal year ends on the last Friday in September and Covidien plc’s registered address is Cherrywood Business Park, Block G, First Floor, Loughlinstown, Co. Dublin, Ireland.

Duration; Dissolution; Rights upon Liquidation

Covidien plc’s duration will be unlimited. Covidien plc may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholders’ voluntary winding up, the consent of not less than 75% of the shareholders of Covidien plc is required. Covidien plc may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Covidien plc has failed to file certain returns.

The rights of the shareholders to a return of Covidien plc’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Covidien plc’s articles of association or the terms of any preferred shares issued by the directors of Covidien plc from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Covidien plc. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities or any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held. Covidien plc’s articles provide that the ordinary shareholders of Covidien plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares.

Uncertificated Shares

Holders of ordinary shares of Covidien plc will not have the right to require Covidien plc to issue certificates for their shares. Covidien plc will only issue uncertificated ordinary shares.

Stock Exchange Listing

We expect that, immediately following the Transaction Time, the Covidien plc ordinary shares will be listed on the NYSE under the symbol “COV,” the same symbol under which your shares are currently listed. In connection with the Transaction, Covidien will terminate its listing on the Bermuda Stock Exchange. We do not plan to be listed on the Irish Stock Exchange at the present time.

No Sinking Fund

The shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The shares to be issued in the Transaction will be duly and validly issued and fully paid.

Transfer and Registration of Shares

Covidien plc’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in Covidien plc. A shareholder of Covidien plc who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially will not be registered in Covidien plc’s official share register, as the depositary or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Covidien plc’s official share register any transfer of shares from a person who holds such shares directly to any other person, or from a person who holds such shares beneficially to a person who holds such shares directly. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Covidien plc’s official Irish share register.

We currently intend to pay (or cause one of our affiliates to pay) stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Covidien may, in its absolute discretion, pay (or cause one of its affiliates to pay) any stamp duty. Covidien plc’s articles of association as they will be in effect after the Transaction provide that, in the event of any such payment, Covidien plc (i) may seek reimbursement from the buyer, (ii) will have a lien against the Covidien plc shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the stamp duty against future dividends on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Covidien plc shares has been paid unless one or both of such parties is otherwise notified by Covidien.

Covidien plc’s articles of association as they will be in effect after the Transaction delegate to Covidien plc’s Secretary the authority to execute an instrument of transfer on behalf of a transferring party. In order to help ensure that the official share register is regularly updated to reflect trading of Covidien plc shares occurring through normal electronic systems, we intend to regularly produce any required instruments of transfer in connection with any transactions for which we pay stamp duty (subject to the reimbursement and set-off rights described above). In the event that we notify one or both of the parties to a share transfer that we believe stamp duty is required to be paid in connection with such transfer and that we will not pay such stamp duty, such parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from Covidien plc for this purpose) or request that Covidien plc execute an instrument of transfer on behalf of the transferring party in a form determined by Covidien plc. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to Covidien plc’s transfer agent, the transferee will be registered as the legal owner of the relevant shares on Covidien plc’s official Irish share register (subject to the matters described below).

The directors of Covidien plc have general discretion to decline to register an instrument of transfer unless:

(i)	the transfer is in respect of one class of share only, or

(ii)	the instrument of transfer is in favor of not more than four transferees.

The directors also have the absolute discretion to refuse to register the transfer of partly paid shares of Covidien plc.

The registration of transfers may be suspended by the directors at such times and for such period, not exceeding in the whole 30 days in each year, as the directors may from time to time determine.

COMPARISON OF RIGHTS OF SHAREHOLDERS AND

POWERS OF THE BOARD OF DIRECTORS

Your rights as a shareholder of Covidien Ltd. and the relative powers of Covidien Ltd.’s board of directors are governed by Bermuda law and Covidien Ltd.’s memorandum of association and bye-laws. After the Transaction, you will become a shareholder of Covidien plc, and your rights and the relative powers of Covidien plc’s board of directors will be governed by Irish law and Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction.

Many of the principal attributes of Covidien Ltd.’s common shares and Covidien plc’s ordinary shares will be similar. However, there are differences between your rights under Irish law and under Bermuda law. In addition, there are differences between Covidien Ltd.’s memorandum of association and bye-laws and Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction; however, there are no material differences between those documents, except as may be necessary to account for differences between Bermuda law and Irish law. The following discussion is a summary of material changes in your rights resulting from the Transaction. This summary is not complete and does not cover all of the differences between Irish law and Bermuda law affecting companies and their shareholders or all the differences between Covidien Ltd.’s memorandum of association and bye-laws and Covidien plc’s memorandum and articles of association. We believe this summary is accurate. It is, however, subject to the complete text of the relevant provisions of the Irish Companies Acts, the Bermuda Companies Act, Covidien Ltd.’s memorandum of association and bye-laws and Covidien plc’s memorandum and articles of association as they will be in effect after the Transaction. We encourage you to read those laws and documents carefully. Covidien plc’s forms of memorandum and articles of association as they will be in effect after the Transaction are attached to this proxy statement as Annex B. For information as to how you can obtain Covidien Ltd.’s memorandum of association and bye-laws, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of Covidien plc below reflects Covidien plc’s memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

Capitalization

Authorized Share Capital

Covidien Ltd. The authorized share capital of Covidien Ltd. is $225,000,000, divided into 1,000,000,000 common shares with a par value of $0.20 per share and 125,000,000 preferred shares with a par value of $0.20 per share.

Covidien Ltd. may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum of association. As of February 27, 2009, Covidien Ltd. had issued approximately $100,800,000 of its authorized share capital of $225,000,000, with such issued share capital comprised of approximately 504,000,000 common shares with a par value of $0.20 each. This means that Covidien Ltd. is able to issue further shares with a total nominal value of approximately $124,200,000, comprised of approximately 496,000,000 common shares with a nominal value of $0.20 each and 125,000,000 preferred shares with a nominal value of $0.20 each.

Under Covidien Ltd.’s bye-laws, the directors of Covidien Ltd. may issue new common or preferred shares without shareholder approval.

In accordance with the provisions of the Bermuda Companies Act, the authorized share capital may be increased by way of a resolution of a majority of votes cast by Covidien Ltd.’s shareholders. The shares comprising the authorized share capital of Covidien Ltd. may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which the common shares are subject are prescribed in Covidien Ltd.’s bye-laws. Covidien Ltd.’s bye-laws entitle the board of directors, without shareholder approval, to determine the terms of any preferred shares issued by Covidien Ltd. Preferred shares may be preferred as to dividends, rights on a winding up or voting in such manner as the directors of Covidien Ltd. may resolve. The preferred shares may also be redeemable at the option of the holder of the preferred shares or at the option of Covidien Ltd., and may be convertible into or exchangeable for shares of any other class or classes of Covidien Ltd., depending on the terms of such preferred shares.

As permitted by Bermuda law, Covidien Ltd.’s bye-laws provide for the issuance of fractional shares of Covidien Ltd.

Covidien plc. The authorized share capital of Covidien plc is €40,000 and $225,000,000, divided into 40,000 ordinary shares with a par value of €1 per share, 1,000,000,000 ordinary shares with a par value of $0.20 per share and 125,000,000 preferred shares with a par value of $0.20 per share.

Covidien plc may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum of association. Following the Transaction, we expect that Covidien plc will have issued approximately $100,800,000 of its authorized share capital of $225,000,000, with such issued share capital comprised of approximately 504,000,000 ordinary shares with a par value of $0.20 each. This means that Covidien plc would be able to issue further shares with a total nominal value of approximately $124,200,000, comprised of approximately 496,000,000 ordinary shares with a nominal value of $0.20 each and 125,000,000 preferred shares with a nominal value of $0.20 each (as well as 40,000 ordinary shares with a par value of €1 per share). In connection with the Transaction, Covidien plc will also assume Covidien Ltd.’s existing obligations to deliver shares under our equity incentive plans and other similar employee awards pursuant to the terms thereof.

As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. The articles of association of Covidien plc authorize the board of directors of Covidien plc to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of Covidien plc’s incorporation.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Covidien plc’s shareholders. The shares comprising the authorized share capital of Covidien plc may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Covidien plc’s articles of association. Covidien plc’s articles of association entitle the board of directors, without shareholder approval, to determine the terms of the preferred shares issued by Covidien plc. Preferred shares may be preferred as to dividends, rights on a winding up or voting in such manner as the directors of Covidien plc may resolve. The preferred shares may also be redeemable at the option of the holder of the preferred shares or at the option of Covidien plc, and may be convertible into or exchangeable for shares of any other class or classes of Covidien plc, depending on the terms of such preferred shares.

Irish law does not recognize fractional shares held of record; accordingly, the official Irish register of Covidien plc will not reflect any fractional shares.

Issued Share Capital

Covidien Ltd. As of February 27, 2009, the issued share capital of Covidien Ltd. consisted of 504,008,740 common shares, of which 503,945,147 were outstanding and 90,471 were held as treasury shares, and there were no preferred shares issued.

Covidien plc. Immediately prior to the Transaction, the issued share capital of Covidien plc will be €40,000, comprised of the Euro Share Capital. In connection with the consummation of the Transaction, the Euro Share Capital will be acquired by Covidien plc and will then be cancelled by Covidien plc. We expect that Covidien plc will then issue approximately 504,000,000 ordinary shares with a par value of $0.20 each (including approximately 90,000 shares of Covidien plc issued to Covidien Ltd. in respect of shares of Covidien Ltd. held as treasury shares immediately prior to the Transaction Time). All shares issued on completion of the Transaction will be issued as fully paid up.

Consolidation and Division; Subdivision

Covidien Ltd. Under its bye-laws, Covidien Ltd. may by resolution of a majority of votes cast by its shareholders consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its memorandum of association.

Covidien plc. Under its articles of association, Covidien plc may by ordinary resolution consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital

Covidien Ltd. Covidien Ltd. may, by resolution of a majority of votes cast by its shareholders, reduce its authorized or issued share capital in any way.

Covidien plc. Covidien plc may, by ordinary resolution, reduce its authorized share capital in any way. Covidien plc also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital in any way. The distributable reserves proposal discussed above in “Proposal Number Two: Creation of Distributable Reserves” involves a reduction of share capital, namely the share premium account of Covidien plc, for purposes of Irish law.

Pre-emption Rights, Share Warrants and Share Options

Covidien Ltd. Shareholders do not have pre-emption rights under the Bermuda Companies Act or in Covidien Ltd.’s bye-laws over further issuances of shares of Covidien Ltd.

The bye-laws of Covidien Ltd. provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Covidien Ltd. is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

Covidien plc. Certain statutory pre-emption rights apply automatically in favor of Covidien plc’s shareholders where shares in Covidien plc are to be issued for cash. However, Covidien plc has opted out of these pre-emption rights in its articles of association as permitted under Irish company law. This opt-out must be renewed every five years by a special resolution of the shareholders. A special resolution requires not less than 75% of the votes of Covidien plc’s shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Covidien plc pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration.

The articles of association of Covidien plc provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Covidien plc is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The board may issue shares upon exercise of warrants or options without shareholder approval or authorization.

Distributions and Dividends; Repurchases and Redemptions

Distributions and Dividends

Covidien Ltd. Under Bermuda law, a company is not required to present proposed dividends or distributions from contributed surplus to its shareholders for approval or adoption. Under the Bermuda Companies Act, the board of directors of a company may not declare the payment of dividends or distributions from contributed surplus to the common shareholders if there are reasonable grounds for believing that (i) the company is or would after the payment be unable to pay its liabilities as they become due, or (ii) the realizable value of the company’s assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts.

Contributed surplus includes proceeds arising from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as nominal capital and donations of cash and other assets of the company.

The directors of Covidien Ltd. are also entitled to issue shares with preferred rights to participate in dividends declared by Covidien Ltd. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to common shareholders.

Covidien plc. Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of Covidien plc less accumulated realized losses of Covidien plc. In addition, no distribution or dividend may be made unless the net assets of Covidien plc are equal to, or in excess of, the aggregate of Covidien plc’s called up share capital plus undistributable reserves and the distribution does not reduce Covidien plc’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Covidien plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Covidien plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Covidien plc has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Covidien plc. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts, which give a “true and fair view” of Covidien plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Although Covidien plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Risk Factors” and “Proposal Number Two: Creation of Distributable Reserves.”

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Covidien plc. Covidien plc’s articles of association authorize the directors to declare such dividends as appear justified from the profits of Covidien plc without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Covidien plc are also entitled to issue shares with preferred rights to participate in dividends declared by Covidien plc. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

For information about the Irish tax issues relating to dividend payments, please see “Material Tax Considerations—Irish Tax Considerations.”

Share Repurchases and Redemptions

Covidien Ltd. Under the Bermuda Companies Act, shares of a Bermuda company may be repurchased if so authorized by its bye-laws or memorandum of association, and preferred shares may be redeemed at the option of the company if so authorized by its bye-laws or, in the case of shares redeemable at the option of the holder, its memorandum of association, provided that: (i) no such shares shall be repurchased or redeemed except out of the capital paid thereon, the funds of the company available for dividend or distribution, or out of the proceeds of a new issue of shares made for the purposes of redemption; (ii) the premium, if any, payable on redemption, is provided out of the company’s funds which would be otherwise available for dividend or distribution or out of the company’s share premium account before the shares are repurchased or redeemed; and (iii) there are no reasonable grounds for believing that the company is, or after such redemption or repurchase would be, unable to pay its liabilities as they become due. Bermuda law does not distinguish between on-market and off-market purchases of a company’s own shares.

Under Covidien Ltd.’s bye-laws, the board may, at its discretion, authorize the purchase by Covidien Ltd. of its own shares of any class upon such terms as the board may determine, provided that such purchase is effected in accordance with the provisions of the Bermuda Companies Act described above. Shareholder approval is not required for the purchase by Covidien Ltd. (or any of its subsidiaries) of Covidien Ltd. shares.

Under Covidien Ltd.’s bye-laws, the board of directors is authorized to provide for the issuance of preferred shares with such rights (including redemption rights) as the board of directors may adopt by resolution, as set out in the bye-laws. Covidien Ltd.’s memorandum of association authorizes Covidien Ltd. to issue preferred shares redeemable at the option of the holder, subject to the provisions of the Bermuda Companies Act.

Repurchased and redeemed shares may be cancelled or held as treasury shares. While Covidien Ltd. holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Covidien Ltd. or re-issued subject to certain conditions.

Under Bermuda law, it is permissible for a Bermuda or non-Bermudian subsidiary to purchase shares of Covidien Ltd. While the subsidiary holds the shares of Covidien Ltd., there is no statutory prohibition with respect to such shareholder exercising voting rights in respect of those shares; however, there may be circumstances in which such shares could not be voted by the subsidiary. The subsidiary’s purchase of Covidien Ltd.’s shares is subject to the requirement that there be no reasonable grounds for believing that the subsidiary is, or after the purchase would be, unable to pay its liabilities as they become due.

Covidien plc. Article 3(d) of Covidien plc’s articles of association provides that any ordinary share which Covidien plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Covidien plc will technically be effected as a redemption of those shares as described below under “—Distributions and Dividends; Repurchases and Redemptions—Share Repurchases and Redemptions—Repurchases and Redemptions by Covidien plc.” If the articles of association of Covidien plc did not contain Article 3(d), repurchases by Covidien plc would be subject to many of the same rules that apply to purchases of Covidien plc shares by subsidiaries described below under “—Distributions and Dividends; Repurchases and Redemptions—Share Repurchases and Redemptions—Purchases by Subsidiaries of Covidien plc,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back ordinary shares of Covidien plc, we are referring to the redemption of ordinary shares by Covidien plc pursuant to Article 3(d) of the articles of association or the purchase of ordinary shares of Covidien plc by a subsidiary of Covidien plc, in each case in accordance with the Covidien plc articles of association and Irish company law as described below.

Repurchases and Redemptions by Covidien plc

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Distributions and Dividends; Repurchases and Redemptions—Distributions and Dividends”) or the proceeds of a new issue of shares for that purpose. Although Covidien plc will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see “Risk Factors” and “Proposal Number Two: Creation of Distributable Reserves.” The issue of redeemable shares may only be made by Covidien plc where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Covidien plc. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Shareholder approval will not be required to redeem Covidien plc shares.

The board of directors of Covidien plc will also be entitled to issue preferred shares which may be redeemed at the option of either Covidien plc or the shareholder, depending on the terms of such preferred shares. Please see “—Capitalization—Authorized Share Capital” above for additional information on redeemable shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Covidien plc at any time must not exceed 10% of the nominal value of the issued share capital of Covidien plc. While Covidien plc holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Covidien plc or re-issued subject to certain conditions.

Purchases by Subsidiaries of Covidien plc

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase shares of Covidien plc either on-market or off-market. A general authority of the shareholders of Covidien plc is required to allow a subsidiary of Covidien plc to make on-market purchases of Covidien plc shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Covidien plc shares is required. We expect that Covidien plc will seek such general authority, which must expire no later than 18 months after the date on which it was granted, at the first annual general meeting of Covidien plc in 2010 and at subsequent annual general meetings. In order for a subsidiary of Covidien plc to make an on-market purchase of Covidien plc’s shares, such shares must be purchased on a “recognized stock exchange.” The NYSE, on which the shares of Covidien plc will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish company law. We understand, however, that is likely that the Irish authorities will take appropriate steps in the near future to add the NYSE to the list of recognized stock exchanges. For an off-market purchase by a subsidiary of Covidien plc, the proposed purchase contract must be authorized by special resolution of the shareholders of Covidien plc before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Covidien plc.

The number of shares held by the subsidiaries of Covidien plc at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Covidien plc. While a subsidiary holds shares of Covidien plc, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of Covidien plc by a subsidiary must be funded out of distributable reserves of the subsidiary.

Existing Share Repurchase Program

On January 28, 2009, the board of directors of Covidien Ltd. authorized a program to repurchase $300,000,000 of its common shares. Prior to the consummation of the Transaction, we expect (a) the board of directors of Covidien plc to authorize the repurchase of Covidien plc shares by Covidien plc and (b) Covidien Ltd. and its nominee shareholders of Covidien plc to authorize the purchase of Covidien plc shares by subsidiaries of Covidien plc, such that Covidien plc and its subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Covidien Ltd. share repurchase program.

As noted above, because repurchases of Covidien plc shares by Covidien plc will technically be effected as a redemption of those shares pursuant to Article 3(d) of the articles of association, such repurchases may be made whether or not the NYSE is a “recognized stock exchange,” and shareholder approval for such repurchases will not be required.

However, because purchases of Covidien plc shares by subsidiaries of Covidien plc may be made only on a “recognized stock exchange” and only if the required shareholder approval has been obtained, we expect that the shareholder authorization for purchases by subsidiaries of Covidien plc described above will be effective as of the later of (i) the Transaction Time and (ii) the date on which the NYSE becomes a recognized stock exchange for this purpose. This authorization will lapse on the date of the 2010 annual general meeting of Covidien plc, at which time we expect that we would seek shareholder approval to renew this authorization.

Bonus Shares

Covidien Ltd. Under Covidien Ltd.’s bye-laws, the board may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Covidien Ltd. for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Covidien plc. Under Covidien plc’s articles of association, the shareholders may by ordinary resolution capitalize any amount credited to any reserve or fund available for distribution or the share premium account of Covidien plc for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Shareholder Approval of Business Combinations and Appraisal Rights

Covidien Ltd. There are a number of mechanisms for acquiring a Bermuda company, including:

(a)	a court-approved scheme of arrangement under the Bermuda Companies Act. A scheme of arrangement with shareholders requires a court order from the Supreme Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme;

(b)	through a tender offer by a third party for all of the shares of Covidien Ltd. Where the holders of 90% or more of Covidien Ltd.’s shares have accepted an offer for their shares in Covidien Ltd., the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms;

(c)	the Bermuda Companies Act also allows the holders of not less than 95% of the shares of any class of a company (referred to as the “purchasers”) to give notice to the remaining shareholders of such class of their intention to acquire the shares of the remaining shareholders on the terms set forth in the notice. When such notice is given, the purchasers are entitled to acquire the shares of the remaining shareholders and are bound by the terms set forth in the notice, unless a remaining shareholder applies to the Supreme Court for an appraisal of the value of the shares to be purchased from him or her, in which event the purchasers shall be entitled to acquire the remaining shares at the price fixed by the court or cancel the acquisition notice; and

(d)	under the Bermuda Companies Act, two or more companies registered in Bermuda can amalgamate and continue as one amalgamated company. A Bermuda exempted company and a foreign corporation may amalgamate and continue either as a Bermuda exempted company or as a foreign corporation. The statutory threshold for approval of an amalgamation is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the bye-laws of the company. Covidien Ltd.’s bye-laws provide that the affirmative vote of the holders of a majority of the issued shares is required to approve an amalgamation. For purposes of approval of an amalgamation, all shares, whether or not otherwise entitled to vote, carry the right to vote. A separate vote of a class of shares is required if the rights of that class would be altered by virtue of the amalgamation.

Under Bermuda law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, Covidien Ltd.’s bye-laws provide that the affirmative vote of the holders of a majority of the outstanding voting shares on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Covidien plc. There are a number of mechanisms for acquiring an Irish public limited company, including:

(a)	a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme;

(b)	through a tender offer by a third party for all of the shares of Covidien plc. Where the holders of 80% or more of Covidien plc’s shares have accepted an offer for their shares in Covidien plc, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If shares of Covidien plc were listed on the Irish Stock Exchange or another regulated stock exchange in the E.U., this threshold would be increased to 90%; and

(c)	it is also possible for Covidien plc to be acquired by way of a merger with an E.U.-incorporated public company under the E.U. Cross Border Merger Directive 2005/56. Such a merger must be approved by a special resolution. If Covidien plc is being merged with another E.U. public company under the E.U. Cross Border Merger Directive 2005/56 and the consideration payable to Covidien plc’s shareholders is not all in the form of cash, Covidien plc’s shareholders may be entitled to require their shares to be acquired at fair value.

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, Covidien plc’s articles of association provide that the affirmative vote of the holders of a majority of the outstanding voting shares on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Special Vote Required for Combinations with Interested Shareholders

Covidien Ltd. Covidien Ltd.’s bye-laws include a provision similar to Section 203 of the Delaware General Corporation Law, which generally prohibits Covidien Ltd. from engaging in a business combination with an interested shareholder for a period of three years following the date the person became an interested shareholder, unless, in general:

•	Covidien Ltd.’s board of directors approved the transaction which resulted in the shareholder becoming an interested shareholder;

•

upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the shareholder owned at least 85% of the voting shares outstanding at the time of commencement of such transaction, excluding for purposes of determining the number of voting shares outstanding (but not the outstanding voting shares owned by the interested shareholder), voting shares owned by persons who are directors and also officers and by certain employee share plans; or

•

the business combination is approved by Covidien Ltd.’s board of directors and authorized at an annual or special general meeting of shareholders by the affirmative vote of the holders of at least 66 2/3% of the outstanding voting shares that are not owned by the interested shareholder.

A “business combination” is generally defined as an amalgamation, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is generally defined as a person who, together with affiliates and associates, owns or, within three years prior to the date in question, owned 15% or more of the outstanding voting shares of Covidien Ltd.

Covidien plc. Covidien plc’s articles of association include a provision similar to Section 203 of the Delaware General Corporation Law, which generally prohibits Covidien plc from engaging in a business combination with an interested shareholder for a period of three years following the date the person became an interested shareholder, unless, in general:

•	Covidien plc’s board of directors approved the transaction which resulted in the shareholder becoming an interested shareholder;

•

upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the shareholder owned at least 85% of the voting shares outstanding at the time of commencement of such transaction, excluding for purposes of determining the number of voting shares outstanding (but not the outstanding voting shares owned by the interested shareholder), voting shares owned by persons who are directors and also officers and by certain employee share plans; or

•

the business combination is approved by Covidien plc’s board of directors and authorized at an annual or extraordinary general meeting of shareholders by the affirmative vote of the holders of at least 66 2/3% of the outstanding voting shares that are not owned by the interested shareholder.

A “business combination” is generally defined as a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is generally defined as a person who, together with affiliates and associates, owns or, within three years prior to the date in question, owned 15% or more of the outstanding voting shares of Covidien plc.

Other Anti-Takeover Measures

Covidien Ltd. Bermuda law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan. However, there is little case law on the enforceability of such plans under Bermuda law. In the adoption of such a plan, the following principles should be observed: (1) the directors take bona fide actions in the best interests of the company as a whole, (2) the powers of the directors are used for a proper purpose, (3) the directors exercise their powers fairly between shareholders and (4) the plan does not penalize any existing shareholders.

Covidien Ltd.’s bye-laws allow the board to adopt any shareholder rights plan upon such terms and conditions as the board deems expedient and in the best interests of the company.

The board also has power to issue any authorized and unissued shares of the company on such terms and conditions as it may determine and any such action should be taken in the best interests of Covidien Ltd. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the common shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

Covidien plc. A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Covidien plc will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•

in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

•

the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	false markets in the securities of the target company or any other company concerned by the offer must not be created;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•

a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•

a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Covidien plc, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make a cash offer for the outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Covidien plc if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of Covidien plc within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Covidien plc ordinary shares by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired ordinary shares of Covidien plc (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of Covidien plc or (ii) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per Covidien plc ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of Covidien plc in the 12-month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Covidien plc. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Covidien plc is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Covidien plc and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the board of directors of Covidien plc is not permitted to take any action which might frustrate an offer for the shares of Covidien plc once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

(a)	the action is approved by the offeree at a general meeting; or

(b)	with the consent of the Irish Takeover Panel where:

(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)	the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)	in accordance with a contract entered into prior to the announcement of the offer; or

(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “Description of Covidien plc Shares—Disclosure of Interests in Shares” and “—Pre-emption Rights, Share Warrants and Share Options,” “—Special Vote Required for Combinations with Interested Shareholders,” in addition to “—Election of Directors,” “—Vacancies on Board of Directors,” “—Removal of Directors,” “—Board and Committee Composition; Management,” “—Shareholder Consent to Action Without Meeting,” “—Amendment of Governing Documents” and “—Director Nominations; Proposals of Shareholders” below.

Election of Directors

Covidien Ltd. The Bermuda Companies Act and Covidien Ltd.’s bye-laws provide for a minimum of two directors. The bye-laws provide that the number or maximum number will be determined from time to time by resolution of the board, and that the shareholders do not have the power to determine the number or maximum number of directors. However, the shareholders may amend these bye-laws with the affirmative approval of the holders of 80% of the voting shares as at the record date.

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting and serve for one-year terms. Any nominee for director who does not receive a majority of the votes cast is not elected to the board.

Covidien plc. The Irish Companies Acts provide for a minimum of two directors. Covidien plc’s articles of association provide for a minimum of two directors and a maximum of 15. The shareholders of Covidien plc may from time to time increase or reduce the maximum number, or increase the minimum number, of directors by a special resolution amending the articles of association.

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting and serve for one-year terms. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. However, because Irish law requires a minimum of two directors at all times, in the event that an election results in no directors being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected. In the event that an election results in only one director being elected, that director shall be elected and shall serve for a one-year term, and the nominee receiving the greatest number of votes in favor of their election shall hold office until his or her successor shall be elected.

Vacancies on Board of Directors

Covidien Ltd. Subject to the terms of any one or more classes or series of preferred shares and to the Bermuda Companies Act, any vacancy on the board that results from the death, resignation, retirement, disqualification or removal of a director shall be deemed a vacancy and such vacancy may be filled by a majority of the board then in office, provided that a quorum is present. A vacancy caused by the removal of a director may be filled at the meeting at which the director is removed by resolution of Covidien Ltd.’s shareholders. If not, it may be filled by the board of directors.

Any director so appointed shall hold office until the next annual general meeting of Covidien Ltd. During any vacancy in the board, the remaining directors shall have full power to act as the board.

Covidien plc. Covidien plc’s articles of association provide that the directors shall have the authority to appoint one or more directors to Covidien plc’s board, subject to the maximum in the articles of association. A vacancy caused by the removal of a director may be filled at the meeting at which the director is removed by resolution of Covidien plc’s shareholders. If not, it may be filled by the board of directors.

Any director so appointed shall hold office until the next annual general meeting of Covidien plc. During any vacancy in the board, the remaining directors shall have full power to act as the board.

Removal of Directors

Covidien Ltd. Covidien Ltd.’s bye-laws provide that any director may be removed from office with cause by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote for the election of directors, considered for this purpose as one class; provided that such removal is effected at a meeting convened and held in accordance with the requirements of the Bermuda Companies Act; and provided that the power of the shareholders to remove any director from office without cause is specifically denied.

Covidien plc. The Irish Companies Acts provide that notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) which the director may have against Covidien plc in respect of his or her removal.

Board and Committee Composition; Management

Covidien Ltd. The board may from time to time designate committees of the board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee.

Covidien plc. The articles of association of Covidien plc delegate the day-to-day management of Covidien plc to the board of directors. The board of directors may then delegate management of Covidien plc to committees, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Covidien plc. It is the intention of Covidien plc to replicate the existing committees that are currently in place for Covidien Ltd. which include a Compliance Committee, a Compensation and Human Resources Committee, a Nominating and Governance Committee and an Audit Committee. It also is the intention of Covidien plc to adopt Covidien Ltd.’s current corporate governance guidelines.

Duties of the Board of Directors

Covidien Ltd. As a general rule, directors’ fiduciary and statutory duties are to the company as a whole and not to individual shareholders or creditors (however directors must have regard to the interests of creditors if the company is insolvent).

Directors have a fiduciary duty to the company and such duty has four general aspects: (i) duty to act in good faith and in the best interests of the company; (ii) duty to exercise powers for a proper purpose (i.e., advance the interests of the company and not a particular group of shareholders); (iii) duty not to put themselves in a position in which their duties to the company and their personal interests may conflict; and (iv) duty to void secret profits, meaning that unless the bye-laws specifically provide, a director may not make a personal profit from any opportunities arising out of his or her directorship.

The duty and skill and care a director must exercise has three aspects: (i) skill of a person of his or her particular knowledge and experience; (ii) attention to the business; and (iii) reliance on others, meaning that director may rely in good faith on officers who have been appointed for specific purposes of attending to the detail of the management, however they cannot absolve themselves entirely of their responsibility by delegation to others.

Covidien plc. The directors of Covidien plc have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of Covidien plc (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and will be expected to exercise a greater degree of skill and diligence than non-executive directors). The principal directors’ duties include the common law fiduciary duties of good faith and exercising due care and skill. The statutory duties include ensuring the maintenance of proper books of account, having annual accounts prepared, having an annual audit performed, the duty to maintain certain registers and make certain filings as well as disclosure of personal interests. Particular duties also apply to directors of insolvent companies (for example, the directors could be liable to sanctions where they are deemed by the court to have carried on the business of Covidien plc while insolvent, without due regard to the interests of creditors). For public limited companies like Covidien plc, directors are under a specific duty to ensure that the Secretary is a person with the requisite knowledge and experience to discharge the role.

Indemnification of Directors and Officers; Insurance

Covidien Ltd. Any provision in the bye-laws or any contract or other arrangement of a company purporting to exempt a director or any officer from, or to indemnify him against, liability in respect of any fraud or dishonesty, is void. However it is permissible to exempt or indemnify directors or officers from liability arising from negligence, default, breach of duty or breach of trust not involving dishonesty or fraud. This exemption will cover all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute). This indemnification may also cover any liabilities which the director or officer incurs in defending any proceedings (criminal or civil) where relief is granted to him, where he or she is acquitted, or where judgment is given in his or her favor. The bye-laws of Covidien Ltd. provide for the indemnity by Covidien Ltd. of its directors and officers to the fullest extent permitted by law. In addition, the non-executive directors of Covidien Ltd. currently have indemnification agreements with Covidien Ltd. Please see “Proposal Number One: The Reorganization—Deeds of Indemnification.”

Under the Bermuda Companies Act, a company may itself take out a policy of insurance for the benefit of any director or officer against any liability incurred for his or her failure to exercise the “care, diligence and skill” of a reasonably prudent person. Insurance may also be purchased to cover any liability arising from any negligence, default, breach of duty or breach of trust of such director, other than breaches involving fraud or other dishonesty.

Covidien plc. Covidien plc’s articles of association confer an indemnity on its directors and Secretary in limited circumstances. The Irish Companies Acts prescribe that this indemnity only permits a company to pay the costs or discharge the liability of a director or the Secretary where judgment is given in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or Secretary acted honestly and reasonably and ought fairly to be excused. This restriction does not apply to executives who are not directors or the Secretary of Covidien plc. Any provision which seeks to indemnify a director or secretary of an Irish company over and above this shall be void under Irish law, whether contained in its articles of association or any contract between the director and the company.

In addition, the articles of association of Covidien plc also contain an indemnity for officers (other than the Secretary) which is substantially similar to the indemnity for officers in Covidien Ltd.’s bye-laws.

The directors of Covidien plc may on a case-by-case basis decide at their discretion that it is in the best interest of Covidien plc to indemnify an individual director from any liability arising from his or her position as a director of Covidien plc. However, this discretion must be exercised bona fide in the best interests of Covidien plc as a whole.

Irish companies may take out directors and officers liability insurance, as well as other types of insurance, for their directors and officers.

Upon the completion of the Transaction, we expect that Covidien Ltd. and Covidien plc will enter into indemnification agreements with each of the directors of Covidien plc and its Secretary that will provide for indemnification and expense advancement (except in cases where Covidien plc or any of its subsidiaries is proceeding against the indemnitee) and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. Please see “Proposal Number One: The Reorganization—Deeds of Indemnification.”

Limitation on Director Liability

Covidien Ltd. Covidien Ltd.’s bye-laws provide that as far as is permissible under the Bermuda Companies Act, a director or officer of the company shall not be personally liable to the company or its shareholders for any loss arising or liability attaching to such director or officer by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust, except in relation to any matter involving fraud or dishonesty, conscious, intentional or willful breach of the obligation to act honestly, or any claims or rights of action to recover any gain, personal profit, or other advantage to which that director or officer is not legally entitled.

Where a breach of duty has been established, directors may be statutorily exempted by a Bermuda court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Covidien plc. Under Irish law, a company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Conflicts of Interest

Covidien Ltd. As a matter of common law applied in Bermuda, a director of a Bermuda company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he or she owes to the company and either his or her personal interest or other duties that he or she owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he or she must declare the nature and extent of that interest to the other directors at the first opportunity. The duty extends to not making personal profit from opportunities that result from directorship.

This common law duty of a director to avoid conflicts of interest generally is not breached in respect of matters that have been declared by the company at the appropriate time and (i) authorized by the directors generally or (ii) authorized by the provisions of the company’s memorandum of association and bye-laws.

Covidien Ltd.’s bye-laws provide that as long as an interested director or officer declares his or her interest in relation to any contract, transaction or arrangement to the other directors, and a majority of the disinterested directors approves or authorizes the contract, transaction or arrangement, the interested director or officer shall not by reason of his or her office be accountable to Covidien Ltd. for any benefit derived from such contract, transaction or arrangement. The bye-laws also provide that upon declaring their interest, an interested director may count in the quorum and, subject to the bye-laws, may vote at a meeting of the board or committee of the board which considered or authorized the contract, transaction or arrangement.

Covidien plc. As a matter of Irish law, a director is under a general fiduciary duty to avoid conflicts of interest. Directors who have a personal interest in a contract or a proposed contract with Covidien plc are required to declare the nature of their interest at a meeting of the directors of Covidien plc. Covidien plc is required to maintain a register of such declared interests which must be available for inspection by the shareholders. Covidien plc’s articles of association provide that a director must declare any interest he or she may have in a contract with Covidien plc at a meeting of the board of directors. Thereafter he or she may not participate in any vote in relation to such contract, subject to certain limited exceptions.

Shareholders’ Suits

Covidien Ltd. Under Bermuda law, a court will generally refuse to interfere with the management of a company on behalf of minority shareholders who are dissatisfied with the conduct of a company’s affairs by its board of directors. However, each shareholder is entitled to have the affairs of the company properly conducted in accordance with law. Therefore, if those who control the company persistently disregard the requirements of law or of the company’s memorandum of association or bye-laws, the court may grant relief. Bermuda courts ordinarily would be expected to follow English precedent, which would permit the court to intervene in any of the following circumstances: (i) where the act complained of is alleged to be beyond the corporate power of the company or illegal; (ii) where the act complained of is alleged to constitute a fraud against the minority shareholders by those controlling the company, provided that the majority shareholders have used their controlling position to prevent the company from taking action against the wrongdoers; (iii) where an act requires approval by a greater percentage of the company’s shareholders than actually approved it; or (iv) where such an action is necessary in order that there not be a violation of the company’s memorandum of association or bye-laws.

Under the Bermuda Companies Act, a shareholder is entitled to complain to the court that the affairs of the company are being conducted in a manner which is oppressive or unfairly prejudicial to the shareholders, or some of them, and seek a winding up of the company or an alternative remedy.

An individual shareholder may seek to bring an action on behalf of the company to enforce the company’s rights, and judgment in such a case would be in favor of the company.

An individual shareholder may be permitted to bring an action on behalf of himself and his or her fellow shareholders to remedy a wrong done to the company or to compel the company to conduct its affairs in accordance with the rule governing it.

A shareholder also may be permitted to bring an action in his or her own name on his or her own behalf against a Bermuda company or another shareholder. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. Remedies for such an action are generally limited to declarations or injunctions.

Covidien plc. In Ireland, the decision to institute proceedings is generally taken by a company’s board of directors who will usually be empowered to manage the company’s business. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of Covidien plc. The central question at issue in deciding whether a minority shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against Covidien plc would otherwise go un-redressed.

The principal case law in Ireland indicates that to bring a derivative action a person must first establish a prima facie case (1) that the company is entitled to the relief claimed and (2) that the action falls within one of the five exceptions derived from case law, as follows:

•	Where an ultra vires or illegal act is perpetrated.

•	Where more than a bare majority is required to ratify the “wrong” complained of.

•	Where the shareholders’ personal rights are infringed.

•	Where a fraud has been perpetrated upon a minority by those in control.

•	Where the justice of the case requires a minority to be permitted to institute proceedings.

The shareholders of Covidien plc may also bring proceedings against Covidien plc where the affairs of Covidien plc are being conducted, or the powers of the directors are being exercised, in a manner oppressive to the shareholders or in disregard of their interests. Oppression connotes conduct which is burdensome, harsh or wrong. The conduct must relate to the internal management of Covidien plc. This is an Irish statutory remedy and the court can grant any order it sees fit, usually providing for the purchase or transfer of the shares of any shareholder.

Shareholder Consent to Action Without Meeting

Covidien Ltd. The Bermuda Companies Act provides that anything which may be done by resolution of a company at a general meeting or a meeting of any class of shareholders may also be done by resolution in writing and that such resolution should be signed by shareholders representing the majority that would have been required had such resolution been adopted at a general meeting, or such other majority stipulated in the company’s bye-laws. However, Covidien Ltd.’s bye-laws specifically state that no action or resolution required to be taken or passed or which may be taken or passed at any annual general meeting or special general meeting of the shareholders of any class of shareholders may be taken or passed without a meeting, and the power of shareholders or any class of shareholders (unless the terms of any class or series of preferred shares provide to the contrary) to consent in writing, without a meeting, to the taking of any action or the passing of any resolution is specifically denied.

Covidien plc. The Irish Companies Acts provide that shareholders may approve an ordinary or special resolution of shareholders without a meeting if (a) all shareholders sign the written resolution and (b) the company’s articles of association permit written resolutions of shareholders. Covidien plc’s articles of association do not include provisions permitting shareholders to take action by written resolution.

Annual Meetings of Shareholders

Covidien Ltd. A general meeting of Covidien Ltd.’s shareholders shall be convened at least once in every calendar year, referred to as the annual general meeting. The directors may select the location/jurisdiction in which the annual general meeting will take place.

Notice of an annual general meeting must be given to all shareholders of Covidien Ltd. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least 5 days’ notice shall be given of any meeting of a company, other than an adjourned meeting. The Covidien Ltd. bye-laws provide that notice of an annual general meeting shall be given not less than 5 nor more than 60 days before the date of the meeting.

As a matter of Bermuda company law, the matters which must be transacted at an annual general meeting are the presentation of financial statements of Covidien Ltd. and the appointment of an auditor to hold office until the close of the next annual general meeting (and, if no such appointment is made, the auditor in office shall continue until a successor is appointed).

Covidien plc. Covidien plc will be required to hold an annual general meeting within eighteen months of incorporation and at intervals of no more than fifteen months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after Covidien plc’s fiscal year-end. The first annual general meeting of Covidien plc may be held outside Ireland. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting.

Notice of an annual general meeting must be given to all shareholders of Covidien plc and to the auditors of Covidien plc. The articles of association of Covidien plc provide that the maximum notice period is 60 days. The minimum notice period is 21 days’ notice in writing for an annual general meeting.

The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of auditors and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office.

Special Meetings of Shareholders

Covidien Ltd. Special general meetings of Covidien Ltd. may be convened by (i) the board of directors or (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Covidien Ltd. carrying voting rights. Special general meetings are generally held for the purposes of approving shareholder resolutions of Covidien Ltd. as may be required from time to time.

Notice of a special general meeting must be given to all shareholders of Covidien Ltd. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least 5 days’ notice shall be given of any meeting of a company, other than an adjourned meeting. The Covidien Ltd. bye-laws provide that notice of a special general meeting shall be given not less than 5 nor more than 60 days before the date of the meeting. Special general meetings may be called by shorter notice, but only with the consent of a majority in number of the shareholders having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting.

In the case of a special general meeting convened by shareholders of Covidien Ltd., the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Covidien Ltd.’s shareholders to vote on the matters set out in the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

Covidien plc. Extraordinary general meetings of Covidien plc may be convened by (i) the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Covidien plc carrying voting rights or (iii) on requisition of Covidien plc’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Covidien plc as may be required from time to time.

Notice of an extraordinary general meeting must be given to all shareholders of Covidien plc and to the auditors of Covidien plc. The articles of association of Covidien plc provide that the maximum notice period is 60 days. The minimum notice periods are 21 days’ notice in writing for an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. General meetings may be called by shorter notice, but only with the consent of the auditors of Covidien plc and all of the shareholders entitled to attend and vote thereat.

In the case of an extraordinary general meeting convened by shareholders of Covidien plc, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Covidien plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

If the directors become aware that the net assets of Covidien plc are half or less of the amount of Covidien plc’s called-up share capital, the directors of Covidien plc must convene an extraordinary general meeting of Covidien plc’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Record Dates for Shareholder Meetings

Covidien Ltd. Covidien Ltd.’s bye-laws provide that the record date for any general shareholder meeting shall not precede the date upon which the resolution fixing the record date is adopted by the board and the record date shall be at least 10 days and at most 80 days prior to the general meeting.

Covidien plc. Covidien plc’s articles of association provide that the record date for any general shareholder meeting shall not precede the date upon which the resolution fixing the record date is adopted by the board and the record date shall be at least 10 days and at most 80 days prior to the general meeting.

Director Nominations; Proposals of Shareholders

Covidien Ltd. Covidien Ltd.’s bye-laws provide that with respect to an annual or special general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Covidien Ltd.’s notice of meeting; by the board of directors; by any shareholders pursuant to the valid exercise of the power granted under the Bermuda Companies Act; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in Covidien Ltd.’s bye-laws.

In order to comply with the advance notice procedures of Covidien Ltd.’s bye-laws, a shareholder must give written notice to Covidien Ltd.’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be delivered, or mailed and received, at least 120 days in advance of the first anniversary of the date that Covidien Ltd. released the proxy statement for the preceding year’s annual general meeting, subject to certain exceptions. To be timely for a special general meeting, notice must be delivered, or mailed and received, by the later of (1) 120 days in advance of the meeting or (2) the date that is 10 days after the date of the first public announcement of the date of the meeting. For nominations to the board, the notice must include all information about the director nominee that is required to be disclosed by SEC rules regarding the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act and such other information as Covidien Ltd. may reasonably require to determine the eligibility of the proposed nominee. For other business that a shareholder proposes to bring before the meeting, the notice must include a brief description of the business, the reasons for proposing the business at the meeting and a discussion of any material interest of the shareholder in the business. Whether the notice relates to a nomination to the board of directors or to other business to be proposed at the meeting, the notice also must include information about the shareholder and the shareholder’s holdings of Covidien Ltd.’s shares.

Additionally, Bermuda law provides that shareholders holding not less than 5% of the total voting rights or 100 or more registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at Covidien Ltd.’s registered office not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited. In addition, the Bermuda Companies Act provides that shareholders holding not less than 10% of the total voting rights may call a special general meeting for the purpose of considering director nominations or other proposals, as described above under “—Special Meetings of Shareholders.”

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.

Covidien plc. Covidien plc’s articles of association provide that (a) with respect to an annual general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Covidien plc’s notice of meeting; by the board of directors; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in Covidien plc’s articles of association, and (b) with respect to an extraordinary general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Covidien plc’s notice of meeting; by the board of directors; by any shareholders pursuant to the valid exercise of the power granted under the Irish Companies Acts; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in Covidien plc’s articles of association.

In order to comply with the advance notice procedures of Covidien plc’s articles of association, a shareholder must give written notice to Covidien plc’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be delivered, or mailed and received, at least 120 days in advance of the first anniversary of the date that Covidien plc released the proxy statement for the preceding year’s annual general meeting, subject to certain exceptions. To be timely for an extraordinary general meeting, notice must be delivered, or mailed and received, by the later of (1) 120 days in advance of the meeting or (2) the date that is 10 days after the date of the first public announcement of the date of the meeting. For nominations to the board, the notice must include all information about the director nominee that is required to be disclosed by SEC rules regarding the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act and such other information as Covidien plc may reasonably require to determine the eligibility of the proposed nominee. For other business that a shareholder proposes to bring before the meeting, the notice must include a brief description of the business, the reasons for proposing the business at the meeting and a discussion of any material interest of the shareholder in the business. Whether the notice relates to a nomination to the board of directors or to other business to be proposed at the meeting, the notice also must include information about the shareholder and the shareholder’s holdings of Covidien plc’s shares.

In addition, the Irish Companies Acts provide that shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals, as described above under “—Special Meetings of Shareholders.”

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.

Adjournment of Shareholder Meetings

Covidien Ltd. Covidien Ltd.’s bye-laws provide that the chairman of any shareholder meeting may, with the consent of a majority of votes cast by the shareholders present and voting on an adjournment proposal at a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting. Any meeting duly called at which a quorum is not present shall be adjourned and Covidien Ltd. shall provide notice pursuant to Covidien Ltd.’s bye-laws.

Covidien plc. Covidien plc’s articles provide that the presiding officer, which would normally be the Chairman, of any shareholder meeting may, with the consent of a majority of votes cast by the shareholders present and voting on an adjournment proposal at a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at the adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, not less than seven days’ notice of the adjourned meeting shall be given in a like manner as in the case of an original meeting.

Voting Rights

Covidien Ltd. Where a poll is demanded at a general meeting, every shareholder has one vote for each common share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Covidien Ltd.’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Bermuda law and Covidien Ltd.’s bye-laws. Bermuda law permits the appointment of proxies by the shareholders to be notified to Covidien Ltd. electronically.

The Bermuda Companies Act provides that any question proposed for consideration at a general meeting shall be decided by a show of hands or by a count of votes received in the form of electronic record, unless a poll is demanded by: the chairman; at least three shareholders present in person or represented by proxy; any shareholder or shareholders present in person or proxy and holding between them not less than 10% of the total voting rights of all the members having the right to vote at such meeting; or a shareholder or shareholders present in person or represented by proxy holding shares in the company conferring the right to vote at such meeting; being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all such shares conferring such right. Where a poll is not demanded, shareholders present in person or by proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand or by communicating their vote by electronic record.

In accordance with the bye-laws of Covidien Ltd., the directors of Covidien Ltd. may from time to time cause Covidien Ltd. to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than common shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares will not be entitled to vote at general meetings of shareholders.

Subject to voting with respect to business combinations with interested shareholders and the amendments to certain bye-laws as provided for in Covidien Ltd.’s bye-laws, any matter submitted to shareholders at a general meeting at which a quorum is present requires the affirmative vote of a majority of the votes cast unless otherwise required by the Bermuda Companies Act, the memorandum of association or the bye-laws.

Covidien plc. Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Covidien plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Covidien plc’s articles of association. The articles of association of Covidien plc permit the appointment of proxies by the shareholders to be notified to Covidien plc electronically.

Covidien plc’s articles provide that all resolutions shall be decided by a show of hands unless a poll is demanded by the chairman, by at least 100 shareholders as of the record date for the meeting or by any shareholder or shareholders holding not less than 10% of the total voting rights of Covidien plc as of the record date for the meeting. Each Covidien plc ordinary shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands.

In accordance with the articles of association of Covidien plc, the directors of Covidien plc may from time to time cause Covidien plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares will not be entitled to vote at general meetings of shareholders.

Irish company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Covidien plc’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Covidien plc’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the objects of Covidien plc;

•	Amending the articles of association of Covidien plc;

•	Approving the change of name of Covidien plc;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	Opting out of pre-emption rights on the issuance of new shares;

•	Re-registration of Covidien plc from a public limited company as a private company;

•	Variation of class rights attaching to classes of shares;

•	Purchase of own shares off-market;

•	The reduction of share capital;

•	Resolving that Covidien plc be wound up by the Irish courts;

•	Resolving in favor of a shareholders’ voluntary winding-up;

•	Re-designation of shares into different share classes; and

•	Setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme.

Variation of Class Rights Attaching to Shares

Covidien Ltd. Covidien Ltd.’s bye-laws provide that, subject to the Bermuda Companies Act, all or any special rights attached to any class of shares in issue may, unless otherwise expressly provided in the rights attaching to or by the terms of issue of the shares of that class, from time to time be altered or abrogated with the consent in writing of the holders of not less than 75% in nominal value of the issued shares of that class (if the terms of any class or series of preferred shares provide for action to be taken or resolutions to be passed by consent in writing) or with the sanction of a resolution passed at a separate general meeting of the holders of shares of that class by a majority of not less than 75% of the votes cast.

Covidien plc. Variation of all or any special rights attached to any class of shares of Covidien plc is addressed in the articles of association of Covidien plc as well as the Irish Companies Acts. Any variation of class rights attaching to the issued shares of Covidien plc must be approved by a special resolution of the shareholders of the class affected.

Amendment of Governing Documents

Covidien Ltd. Under the Bermuda Companies Act, amendments to the memorandum of association of a Bermuda company must be approved by a majority of votes cast by the shareholders voting on the amendments and certain restricted business purposes require the prior consent of the Bermuda Minister of Finance. Under the Bermuda Companies Act, the bye-laws may be amended by a resolution of the board of directors and a resolution of the shareholders approved by a majority of votes cast by the shareholders voting on the amendment, unless a greater shareholder vote is required under the bye-laws.

Covidien Ltd.’s bye-laws may be altered or amended in any respect or superseded by new bye-laws at a general or special meeting called for such purpose by the board, subject to approval by the affirmative vote of a majority of voting shares represented in person or by proxy, except that six specified bye-laws may only be amended by the affirmative vote of holders of 80% of the voting shares as of the record date.

Covidien plc. Irish companies may alter their memorandum and articles of association by the passing of a special resolution.

Quorum Requirements

Covidien Ltd. The presence, in person or by proxy, of the holders of a majority of the Covidien plc ordinary shares outstanding and entitled to vote constitutes a quorum for the conduct of business. No business may take place at a general meeting of Covidien Ltd. if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the bye-laws of Covidien Ltd. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Covidien plc. The presence, in person or by proxy, of the holders of a majority of the Covidien plc ordinary shares outstanding constitutes a quorum for the conduct of business. No business may take place at a general meeting of Covidien plc if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of Covidien plc. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Inspection of Books and Records

Covidien Ltd. Under Bermuda law, shareholders have the right to: (i) inspect or obtain copies of the minutes of general meetings of the company; (ii) receive a copy of the memorandum of association and the bye-laws of Covidien Ltd.; (iii) inspect or obtain copies of the register of directors and officers and the register of charges of Covidien Ltd.; (iv) receive financial statements, as required by the Bermuda Companies Act before the annual general meeting; (v) inspect or obtain a copy of the share register of Covidien Ltd. on any business day, subject to reasonable restrictions imposed by the board of directors; and (vi) receive the auditor’s report as part of the financial statements provided to them by Covidien Ltd. The Bermuda Companies Act requires that financial information be provided at a minimum of 5 days prior to the general meeting of shareholders.

Covidien plc. Under Irish law, shareholders have the right to: (1) receive a copy of the memorandum and articles of association of Covidien plc and any act of the Irish Government which alters the memorandum of association of Covidien plc; (2) inspect and obtain copies of the minutes of general meetings and resolutions of Covidien plc; (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Covidien plc; (4) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of a subsidiary company of Covidien plc which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of Covidien plc will also have the right to inspect all books, records and vouchers of Covidien plc. The auditors’ report must be circulated to the shareholders with Covidien plc’s IFRS Financial Statements 21 days before the annual general meeting and must be read to the shareholders at Covidien plc’s annual general meeting.

Transfer and Registration of Shares

Covidien Ltd. Covidien Ltd.’s share register is maintained by its transfer agent. Registration in this share register is determinative of membership in Covidien Ltd. A shareholder of Covidien Ltd. who holds shares beneficially is not a holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially is not registered in Covidien Ltd.’s official share register, as the depositary or other nominee remains the record holder of such shares.

Subject to the Bermuda Companies Act and Covidien Ltd.’s bye-laws, any shareholder may transfer all or any of its shares. The instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully paid, the instrument of transfer shall be signed by or on behalf of the transferee.

The board of directors may decline to register any transfer unless:

(i)	the instrument of transfer is duly stamped and lodged with Covidien Ltd. at such place as the board shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates and such other evidence as the board of directors may reasonably require to show the right of the transferor to make the transfer, or

(ii)	the instrument of transfer is in respect of only one class of share; and where applicable, all consents, authorizations and permissions of any governmental body or agency in Bermuda have been obtained.

The registration of transfers may be suspended by the directors at such times and for such period, not exceeding in the whole 30 days each year, as the directors may from time to time determine.

Covidien plc. Covidien plc’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in Covidien plc. A shareholder of Covidien plc who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially will not be registered in Covidien plc’s official share register, as the depositary or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Covidien plc’s official share register any transfer of shares from a person who holds such shares directly to any other person, or from a person who holds such shares beneficially to a person who holds such shares directly. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Covidien plc’s official Irish share register.

We currently intend to pay (or cause one of our affiliates to pay) stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Covidien may, in its absolute discretion, pay (or cause one of its affiliates to pay) any stamp duty. Covidien plc’s articles of association as they will be in effect after the Transaction provide that, in the event of any such payment, Covidien plc (i) may seek reimbursement from the buyer, (ii) will have a lien against the Covidien plc shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the stamp duty against future dividends on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Covidien plc shares has been paid unless one or both of such parties is otherwise notified by Covidien.

Covidien plc’s articles of association as they will be in effect after the Transaction delegate to Covidien plc’s Secretary the authority to execute an instrument of transfer on behalf of a transferring party. In order to help ensure that the official share register is regularly updated to reflect trading of Covidien plc shares occurring through normal electronic systems, we intend to regularly produce any required instruments of transfer in connection with any transactions for which we pay stamp duty (subject to the reimbursement and set-off rights described above). In the event that we notify one or both of the parties to a share transfer that we believe stamp duty is required to be paid in connection with such transfer and that we will not pay such stamp duty, such parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from Covidien plc for this purpose) or request that Covidien plc execute an instrument of transfer on behalf of the transferring party in a form determined by Covidien plc. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to Covidien plc’s transfer agent, the transferee will be registered as the legal owner of the relevant shares on Covidien plc’s official Irish share register (subject to the matters described below).

The directors of Covidien plc have general discretion to decline to register an instrument of transfer unless:

(i)	the transfer is in respect of one class of share only, or

(ii)	the instrument of transfer is in favor of not more than four transferees.

The directors also have the absolute discretion to refuse to register the transfer of partly paid shares of Covidien plc.

The registration of transfers may be suspended by the directors at such times and for such period, not exceeding in the whole 30 days in each year, as the directors may from time to time determine.

Rights upon Liquidation

Covidien Ltd. Upon the liquidation of Covidien Ltd., after creditors have been paid the full amounts owing to them and the holders of any issued shares ranking senior to the common shares as to distribution on liquidation or winding-up are entitled to receive have been paid or set aside for payment, then the holders of Covidien Ltd.’s common shares are entitled to receive, pro rata, any remaining assets available for distribution to the holders of common shares. The liquidator may deduct from the amount payable in respect of those common shares any liabilities the holder has to or with the company. Assets received by the holders of the company’s common shares in liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders. The shareholders may resolve that Covidien Ltd. be wound up by the court, or be wound up voluntarily, with the vote of the holders of a simple majority of the voting shares of Covidien Ltd. The board may also present a petition to the court for Covidien Ltd. to be wound up.

Covidien plc. The rights of the shareholders to a return of Covidien plc’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Covidien plc’s articles of association or the terms of any preferred shares issued by the directors of Covidien plc from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Covidien plc. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities or any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held. Covidien plc’s articles provide that the ordinary shareholders of Covidien plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares.

Enforcement of Civil Liabilities Against Foreign Persons

Covidien Ltd. Covidien Ltd. has been advised by its Bermuda counsel, Appleby, that a judgment for the payment of money rendered by a court in the U.S. based on civil liability would not be automatically enforceable in Bermuda. There is no treaty between Bermuda and the United States providing for the reciprocal enforcement of foreign judgments. Covidien Ltd. has also been advised by its Bermuda counsel that a final and conclusive judgment obtained in a court in the U.S. under which a sum of money is payable as compensatory damages may be the subject of an action in the Supreme Court of Bermuda under the common law doctrine of obligations. Such an action should be successful upon proof that the sum of money is due and payable, and without having to prove the facts supporting the underlying judgment, as long as (i) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda; and (ii) the judgment is not contrary to public policy in Bermuda, was not obtained by fraud or in proceedings contrary to natural justice of Bermuda and is not based on an error in Bermuda law.

Enforcement of such a judgment against assets in Bermuda may involve the conversion of the judgment debt into Bermuda dollars, but the Bermuda Monetary Authority has indicated that its present policy is to give the consents necessary to enable recovery in the currency of the obligation. No stamp duty or similar or other tax is payable in Bermuda on the enforcement of a foreign judgment. Court fees will be payable in connection with proceedings for enforcement.

Covidien plc. Covidien plc has been advised by its Irish counsel, Arthur Cox, that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the United States providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the foreign judgment will be deemed to be enforceable in Ireland:

•	The judgment must be for a definite sum;

•	The judgment must be final and conclusive; and

•	The judgment must be provided by a court of competent jurisdiction.

An Irish court will also exercise its right to refuse judgment if the foreign judgment was obtained by fraud, if the judgment violated Irish public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

THE SPECIAL COURT-ORDERED MEETING

We are furnishing this proxy statement to our shareholders in connection with the solicitation of proxies by Covidien Ltd.’s board of directors for use at a meeting of Covidien Ltd. shareholders to consider the Scheme of Arrangement and any adjournments or postponements of the meeting. We are first mailing this proxy statement and accompanying form of proxy to shareholders beginning on or about                      , 2009.

General

The special court-ordered meeting will be conducted in accordance with the directions of the Supreme Court.

Time, Place and Date

The meeting will be held on                     , 2009 at 10 a.m., Eastern Time, at 15 Hampshire Street, Mansfield, Massachusetts 02048.

Purpose of the Meeting

At the meeting, Covidien Ltd.’s board of directors will ask the shareholders to vote:

1.	to approve the Scheme of Arrangement, pursuant to which the holders of Covidien Ltd. common shares will receive ordinary shares of Covidien plc on a one-for-one basis in respect of such outstanding Covidien Ltd. common shares (or, in the case of fractional shares of Covidien Ltd. held of record, if any, cash for such fractional shares in lieu of ordinary shares of Covidien plc);

2.	if the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization, to approve the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc) that was previously approved by Covidien Ltd. and the other current shareholders of Covidien plc (as described in this proxy statement); and

3.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Covidien Ltd.’s board of directors has unanimously approved the Scheme of Arrangement and unanimously recommends that you vote “FOR” all of the proposals.

Record Date; Voting Rights; Vote Required for Approval

The board has fixed the close of business on                     , 2009 as the record date for the meeting.

Only holders of record of Covidien Ltd. common shares on the record date are entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting. You will not be the holder of record of shares that you hold “beneficially.” Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares.

On the record date for the meeting, approximately             Covidien Ltd. common shares were issued and entitled to be voted at the meeting. Each Covidien Ltd. common share entitles the holder to one vote. However, Covidien Ltd. will not be entitled to vote any shares that it holds as treasury shares at the special court-ordered meeting.

The presence, in person or by proxy, of the holders of a majority of the common shares outstanding and entitled to vote at the meeting constitutes a quorum for the conduct of business. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Assuming the presence of a quorum, the Scheme of Arrangement must be approved by a majority in number of the holders of Covidien Ltd. common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Covidien Ltd. common shares present and voting on the proposal, whether in person or by proxy. For the purpose of calculating the “majority in number” requirement for the approval of the proposal, each registered shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered shareholder elects to vote a portion of such holder’s Covidien Ltd. common shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that may be raised, that registered shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that registered shareholder’s vote for the purposes of the “majority in number” calculation.

Assuming the presence of a quorum, the distributable reserves proposal requires the affirmative vote of holders of Covidien Ltd. common shares representing at least a majority of the Covidien Ltd. shares present in person or by proxy at the meeting and voting on the proposal.

Assuming the presence of a quorum, the adjournment proposal requires the affirmative vote of holders of Covidien Ltd. common shares representing at least a majority of the Covidien Ltd. shares present in person or by proxy at the meeting and voting on the proposal.

Under Bermuda law, shareholders are not entitled to dissenters’ or appraisal rights with respect to the matters to be considered and voted on at the special court-ordered meeting.

Our directors and executive officers have indicated that they intend to vote their shares in favor of all of the proposals. On the record date, our directors and executive officers and their affiliates beneficially owned less than 1 percent of the outstanding Covidien Ltd. common shares.

Proxies

A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals presented in one of the three ways which are explained below under “—How You Can Vote.”

If you have timely submitted a properly executed proxy card or provided your voting instructions on the Internet and clearly indicated your votes, your shares will be voted as indicated.

If you have timely submitted a properly executed proxy card or provided your voting instructions on the Internet and have not clearly indicated your votes, the persons named in the proxy card will vote your shares in their discretion. If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

You may abstain on the proposal to approve the Scheme of Arrangement, the distributable reserves proposal or the adjournment proposal (or any of them) by marking “ABSTAIN” with respect to any or all of the proposals.

Brokers who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as broker non-votes. We believe the proposal to approve the Scheme of Arrangement and the distributable reserves proposal are proposals for non-routine matters.

An abstention or broker non-vote on the proposal to approve the Scheme of Arrangement has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the proposal to approve the Scheme of Arrangement has received the required approval by a majority in number of the holders of the Covidien Ltd. common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the common shares present and voting on the proposal, whether in person or by proxy.

An abstention or broker non-vote on the distributable reserves proposal has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the distributable reserves proposal has received the required approval by holders of Covidien Ltd. common shares representing at least a majority of the Covidien Ltd. shares present in person or by proxy at the meeting and voting on the proposal.

An abstention or broker non-vote on the adjournment proposal has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the adjournment proposal has received the required approval by holders of Covidien Ltd. common shares representing at least a majority of the Covidien Ltd. shares present in person or by proxy at the meeting and voting on the proposal.

You may revoke your proxy at any time prior to its exercise by:

•	giving timely written notice of the revocation to the Secretary of Covidien Ltd.;

•	appearing at the meeting, notifying the Secretary of Covidien Ltd. and voting in person;

•	granting another proxy on the Internet in the manner and prior to the deadline set forth below under “—How You Can Vote—By Internet”; or

•	properly completing and executing a later-dated proxy and delivering it to the Secretary of Covidien Ltd. at or before the meeting.

Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If you hold your shares in the name of a broker, you should follow the instructions provided by your broker in revoking your previously granted proxy.

If you do not appoint a proxy and you do not vote at the meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

The accompanying proxy is being solicited on behalf of the board of directors of Covidien Ltd. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by Covidien Ltd. In addition to solicitation by mail, Covidien Ltd. will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners, and Covidien Ltd. will, upon request, reimburse those brokerage houses and custodians for their reasonable related expenses. Covidien Ltd. has retained D.F. King & Co., Inc. for a fee of $            , plus expenses, to aid in the solicitation of proxies from its shareholders. To the extent necessary in order to ensure sufficient representation at its meeting, Covidien Ltd. or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

How You Can Vote

Each outstanding common share is entitled to one vote at the special court-ordered meeting. Pursuant to the rules of the SEC, boxes are provided on the proxy card for shareholders to mark if they wish to vote “for,” “against” or “abstain” on each proposal. We may accept your proxy by any form of communication permitted by Bermuda law and Covidien Ltd.’s bye-laws. Accordingly, you may vote by proxy or in person at the meeting. If your shares are held in your name rather than through a broker, you can vote by proxy in two convenient ways:

By Internet:

Please refer to your proxy card for instructions. The web site for voting by proxy is available at www.cesvote.com and is available 24 hours a day, seven days a week. Have your proxy card in hand when accessing the web site. In order for your shares to be represented at the special court-ordered meeting, your vote must be received by 11:59 p.m., Eastern Time, on                     , 2009. If you use this Internet service, you do NOT need to return your proxy card. If you plan to attend the special court-ordered meeting, please retain the top portion of the proxy card as your admission ticket and bring photo identification. When granting your proxy on the Internet, please respond to the question asking whether you plan to attend the special court-ordered meeting.

By Mail:

If you choose to return your executed proxy card by mail, please mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you misplaced your business reply envelope and are a record holder of common shares, you should mail your proxy card to Covidien Ltd., c/o Corporate Election Services, PO Box 3230, Pittsburgh PA 15230. If you hold shares through someone else, such as a broker, you should follow the mailing instructions from that firm. If you plan to attend the special court-ordered meeting, please retain the top portion of the proxy card as your admission ticket and bring photo identification and proof of ownership on                     , 2009, such as an account statement from your broker. Please mark, date, sign and return the proxy card that has been mailed to you to ensure that all of your shares are represented at the special court-ordered meeting.

If you hold your shares in the name of a broker, the broker may generally vote the shares it holds in accordance with instructions received. Therefore, please follow the instructions provided by your broker when voting your shares. Moreover, if you hold your shares in the name of a broker and you plan to attend the special court-ordered meeting, you must bring photo identification and proof of ownership, such as a bank or brokerage firm account statement or a letter from the broker holding your shares, confirming your beneficial ownership of such shares as of the record date for the meeting. If you hold your shares in the name of a broker and you plan to vote at the meeting, you must obtain a legal proxy from the broker. Please contact your broker for instructions on how to obtain such a legal proxy.

Validity

The chairman of the meeting will determine all questions as to validity, form, and eligibility, including time of receipt and acceptance of proxies. His or her determination will be final and binding. The chairman of the meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairman of the meeting may accept your proxy by any form of written or electronic communication so long as it is reasonably assured that the communication is authorized by you.

We expect the Sanction Hearing to be held on             , 2009 at                  at the Supreme Court in Hamilton, Bermuda. If you are a common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Covidien Ltd. will not object to the participation in the Sanction Hearing by any shareholder who holds shares through a broker.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables show the number of common shares beneficially owned:

•

as of February 27, 2009, by each current director, each of the named executive officers included in the summary compensation section in the proxy statement for Covidien Ltd.’s 2009 annual general meeting of shareholders and our directors and executive officers as a group, and

•	as of the date indicated, by each owner of 5% or more of our outstanding common shares.

A person is deemed to be a beneficial owner of common shares if he or she, either alone or with others, has the power to vote or to dispose of those common shares or the right to acquire such power within 60 days of the date of the table. Common shares subject to stock options presently exercisable or exercisable within 60 days of February 27, 2009, restricted stock units and dividend equivalent units are deemed to be outstanding and beneficially owned by the person holding the securities for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person. There were 503,945,147 Covidien common shares outstanding as of February 27, 2009. The tables below are based on information furnished by the persons named, public filings and our records.

Directors and Executive Officers

Name of Beneficial Owner	Number of Covidien Common Shares Beneficially Owned	Percentage Ownership

Named Executive Officers

Richard J. Meelia[1]	2,150,872	*
Charles J. Dockendorff[2]	458,250	*
José E. Almeida[3]	178,582	*
John H. Masterson[4]	257,935	*
Timothy R. Wright[5]	63,836	*

Non-Employee Directors

Craig Arnold[6]	8,549	*

Robert H. Brust[6]	8,068	*

John M. Connors, Jr.[6]	8,068	*

Christopher J. Coughlin[7]	197,847	*

Timothy M. Donahue[6]	8,068	*

Kathy J. Herbert[6]	8,068	*

Randall J. Hogan, III[8]	8,432	*

Dennis H. Reilley[9]	37,525	*

Tadataka Yamada[6]	8,068	*

Joseph A. Zaccagnino[6]	8,068	*

All directors and executive officers as a group (22 persons)[10]	3,928,676	*

*	Represents less than 1% of outstanding common shares.
1	Includes 10,750 restricted common shares, 219,290 restricted stock units and 1,807,504 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009.
2	Includes 2,125 restricted common shares, 61,935 restricted stock units and 366,342 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009.
3	Includes 2,125 restricted common shares, 63,383 restricted stock units and 97,946 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009.

4	Includes 1,425 restricted common shares, 38,004 restricted stock units and 195,729 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009.
5	Includes 34,003 restricted stock units and 24,900 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009.
6	Includes 2,762 restricted stock units and 3,200 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009.
7	Includes 2,762 restricted stock units, 152,448 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009 and 26,725 shares held in a Grantor Retained Annuity Trust.
8	Includes 2,762 restricted stock units, 3,200 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009 and 64 shares held in a trust over which Mr. Hogan has shared dispositive and voting power.
9	Includes 5,513 restricted stock units and 3,200 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009.
10	Includes, for executive officers not specifically named in the table, an aggregate of 333,237 common shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of February 27, 2009. Also includes 6,072 shares of common stock pledged as security by one executive officer.

5% Beneficial Owners

Name and Address of Beneficial Owner	Number of Covidien Common Shares Beneficially Owned	Percentage Ownership
FMR LLC[1] 82 Devonshire Street Boston, MA 02109	52,702,931	9.98%

Barclays Global Investors, NA2 400 Howard Street San Francisco, CA 94105	25,320,658	5.0%

1	The amount shown for the number of common shares beneficially owned by FMR LLC (“FMR”) was provided by FMR pursuant to a Form 13G dated February 17, 2009.
2	Based on a Form 13G filed with the SEC on February 5, 2009 by Barclays Global Investors, NA (“Barclays”), Barclays Global Fund Advisors (“BG Fund”), Barclays Global Investors, LTD (“BGI LTD”), Barclays Global Investors Japan Limited (“BGI Japan”), Barclays Global Investors Canada Limited (“BGI Canada”), Barclays Global Investors Australia Limited (“BGI Australia”) and Barclays Global Investors (Deutschland) AG (“BGI Germany”). Barclays reports sole voting power with respect to 13,082,426 common shares and sole dispositive power with respect to 16,418,459 common shares; BG Fund reports sole voting power with respect to 4,759,593 common shares and sole dispositive power with respect to 4,791,114 common shares; BGI LTD reports sole voting power with respect to 2,205,765 common shares and sole dispositive power with respect to 2,534,943 common shares; BGI Japan reports sole voting and dispositive power with respect to 1,145,019 common shares; BGI Canada reports sole voting and dispositive power with respect to 416,016 common shares; and BGI Australia reports sole voting and dispositive power with respect to 15,077 common shares. BGI Germany reported no beneficial ownership. The address for Barclays and BG Fund is 400 Howard Street, San Francisco, California 94105; the address for BGI LTD is Murray House, 1 Royal Mint Court, London, EC3N 4HH, England; the address for BGI Japan is Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo, 150-8402, Japan; the address for BGI Canada is Brookfield Place 161 Bay Street, Suite 2500, Toronto, Canada, Ontario M5J 2S1; the address for BGI Australia is Level 43, Grosvenor Place, 225 George Street, Sydney, Australia NSW 1220; and the address for BGI Germany is Apianstrasse 6, D-85774 Unterfohring, Germany.

MARKET PRICE AND DIVIDEND INFORMATION

The following table presents the high and low sales prices of Covidien Ltd. common shares for the periods indicated, as reported by the NYSE, in addition to the dividends declared per common share during those periods. Covidien was a wholly owned subsidiary of Tyco International until June 29, 2007.

Covidien Ltd.’s common shares are listed on the NYSE under the symbol “COV.” As of                      , 2009, the record date for determining holders of Covidien Ltd. common shares, there were                  holders of record of Covidien Ltd. common shares.

	High	Low	Dividend
Fiscal Year Ended September 28, 2007
Fourth quarter	$45.00	$36.90	$0.16
Fiscal Year Ended September 26, 2008
First quarter	$45.12	$37.73	—
Second quarter	$46.11	$40.15	$0.32
Third quarter	$50.50	$43.05	$0.16
Fourth quarter	$57.00	$46.34	$0.16
Fiscal Year Ended September 25, 2009
First quarter	$54.60	$32.27	—
Second quarter (through March 10)	$40.14	$27.27	$0.16

We intend to file an application with the NYSE to list the Covidien plc ordinary shares that holders of Covidien Ltd. common shares will receive in the Transaction. We expect that, immediately following the Transaction Time, the Covidien plc ordinary shares will be listed on the NYSE under the symbol “COV,” the same symbol under which your shares are currently listed. In connection with the Transaction, Covidien will terminate its listing on the Bermuda Stock Exchange. We do not plan to be listed on the Irish Stock Exchange at the present time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated and combined financial statements and the related financial statement schedule of Covidien Ltd. as of September 26, 2008 and September 28, 2007, and for each of the three years in the period ended September 26, 2008, incorporated by reference in this proxy statement, and the effectiveness of Covidien Ltd.’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports (which (i) express an unqualified opinion on the financial statements and financial statement schedule and includes explanatory paragraphs related to a) the fact that prior to the separation of Covidien Ltd. from Tyco International on June 29, 2007, the healthcare businesses of Tyco International were comprised of the assets and liabilities used in managing and operating the various healthcare businesses of Tyco International and include allocations of corporate overhead, net interest expense and other expenses from Tyco International which may not be reflective of the actual costs or debt which would have been incurred had Covidien Ltd. operated as a separate entity apart from Tyco International, and to b) the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes in 2008 and the adoption of the recognition and disclosure provisions of Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106 and 132(R) in 2007 and (ii) express an adverse opinion on the effectiveness of Covidien Ltd.’s internal control over financial reporting because of a material weakness), which are incorporated by reference herein. Such financial statements and financial statement schedule have been so included and incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Skadden, Arps, Slate, Meagher & Flom LLP will pass upon certain U.S. federal income tax consequences of the Transaction. Arthur Cox, Solicitors, will pass upon certain Irish tax consequences of the Transaction.

FUTURE SHAREHOLDER PROPOSALS

Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2010 annual general meeting, your proposals must be sent to the Secretary of Covidien plc at Cherrywood Business Park, Block G, First Floor, Loughlinstown, Co. Dublin, Ireland, if the Transaction has become effective, or the Secretary of Covidien Ltd. at 131 Front Street, Hamilton HM 12, Bermuda, if the Transaction has not become effective, in either case by no later than September 24, 2009. However, if the date of the 2010 annual general meeting changes by more than 30 days from the anniversary of the 2009 annual general meeting (for purposes of determining the deadline for the 2010 annual general meeting, the last annual general meeting of Covidien Ltd.), the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

Shareholder Proposals and Nominations for Directors to Be Presented at Meetings. If you desire to bring a matter before an annual meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in Covidien plc’s memorandum and articles of association, if the Transaction has become effective, or Covidien Ltd.’s bye-laws, if the Transaction has not become effective.

Covidien plc

Covidien plc’s articles of association provide that with respect to an annual general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Covidien plc’s notice of meeting; by the board of directors; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in Covidien plc’s articles of association.

In order to comply with the advance notice procedures of Covidien plc’s articles of association, a shareholder must give written notice to Covidien plc’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be delivered, or mailed and received, at least 120 days in advance of the first anniversary of the date that Covidien plc released the proxy statement for the preceding year’s annual general meeting. Therefore, the deadline under Covidien plc’s articles is expected to be September 24, 2009 for the 2010 annual general meeting. However, if the date of the 2010 annual general meeting is changed by more than 30 days from the anniversary of the 2009 annual general meeting, the notice must be received by the Secretary by the later of (1) 150 days in advance of the date of the 2010 annual general meeting or (2) the date that is 10 days after the date of the first public announcement of the date of the 2010 annual general meeting. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. For nominations to the board, the notice must include all information about the director nominee that is required to be disclosed by SEC rules regarding the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act and such other information as Covidien plc may reasonably require to determine the eligibility of the proposed nominee. For other business that a shareholder proposes to bring before the meeting, the notice must include a brief description of the business, the reasons for proposing the business at the meeting and a discussion of any material interest of the shareholder in the business. Whether the notice relates to a nomination to the board of directors or to other business to be proposed at the meeting, the notice also must include information about the shareholder and the shareholder’s holdings of Covidien plc’s shares.

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if you fail to comply with the foregoing procedures.

Covidien Ltd.

Covidien Ltd.’s bye-laws provide that with respect to an annual general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Covidien Ltd.’s notice of meeting; by the board of directors; by any shareholders pursuant to the valid exercise of the power granted under the Bermuda Companies Act; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in Covidien Ltd.’s bye-laws.

In order to comply with the advance notice procedures of Covidien Ltd.’s bye-laws, a shareholder must give written notice to Covidien Ltd.’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be delivered, or mailed and received, at least 120 days in advance of the first anniversary of the date that Covidien Ltd. released the proxy statement for the preceding year’s annual general meeting. Therefore, the deadline under Covidien Ltd.’s bye-laws is expected to be September 24, 2009 for the 2010 annual general meeting. However, if the date of the 2010 annual general meeting is changed by more than 30 days from the anniversary of the 2009 annual general meeting, the notice must be received by the Secretary by the later of (1) 150 days in advance of the date of the 2010 annual general meeting or (2) the date that is 10 days after the date of the first public announcement of the date of the 2010 annual general meeting. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. For nominations to the board, the notice must include all information about the director nominee that is required to be disclosed by SEC rules regarding the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act and such other information as Covidien Ltd. may reasonably require to determine the eligibility of the proposed nominee. For other business that a shareholder proposes to bring before the meeting, the notice must include a brief description of the business, the reasons for proposing the business at the meeting and a discussion of any material interest of the shareholder in the business. Whether the notice relates to a nomination to the board of directors or to other business to be proposed at the meeting, the notice also must include information about the shareholder and the shareholder’s holdings of Covidien Ltd.’s shares.

Additionally, Bermuda law provides that shareholders holding not less than 5% of the total voting rights or 100 or more registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at Covidien Ltd.’s registered office not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if you fail to comply with the foregoing procedures.

You may obtain a copy of the memorandum and articles of association of Covidien plc, as they will be in effect after the Transaction, or the bye-laws of Covidien Ltd., in which these procedures are set forth, upon written request to John W. Kapples, Secretary, Covidien, 15 Hampshire Street, Mansfield, Massachusetts 02048.

HOUSEHOLDING

The SEC permits a single proxy statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate proxy statements wishes to receive a single proxy statement in the future, that shareholder should contact their broker or send a request to our Secretary at 131 Front Street, Hamilton, HM 12 Bermuda, telephone number (441) 298-2480, if the Transaction has not become effective, or our Secretary at Cherrywood Business Park, Block G, First Floor, Loughlinstown, Co. Dublin, Ireland, telephone number +353-439-3000, if the Transaction has become effective. We will deliver, promptly upon written or oral request to the general counsel, a separate copy of this proxy statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

Covidien Ltd. files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Covidien Ltd. files at the SEC’s public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC’s web site at: http://www.sec.gov. Copies of these reports, proxy statements and other information can also be inspected at the offices of the NYSE at 20 Broad Street, New York, New York 10005.

Covidien Ltd.’s web site is located at: http://www.covidien.com. Covidien Ltd.’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through its web site, as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on Covidien Ltd.’s web site or any other web site is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.

SEC rules and regulations permit Covidien Ltd. to “incorporate by reference” the information Covidien Ltd. files with the SEC. This means that Covidien Ltd. can disclose important information to you by referring you to those documents. Some documents or information, such as that called for by Item 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. Information that Covidien Ltd. files later with the SEC will automatically update and supersede this information.

Covidien Ltd. incorporates by reference the documents listed below and any filings Covidien Ltd. will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the meeting. The documents incorporated by reference are:

•	Covidien Ltd.’s Annual Report on Form 10-K for the fiscal year ended September 26, 2008;

•	Covidien Ltd.’s Quarterly Report on Form 10-Q for the quarter ended December 26, 2008;

•	Covidien Ltd.’s Current Reports on Form 8-K filed with the SEC on November 25, 2008, December 23, 2008, January 6, 2009 and January 16, 2009; and

•

Covidien Ltd.’s Description of Share Capital contained in Amendment No. 4 to Covidien’s registration statement on Form 10 as filed with the SEC on June 7, 2007, together with any amendment or report filed with the SEC for the purpose of updating such description.

You can request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement (other than any exhibits to such filings not specifically incorporated by reference) by writing or calling:

Investor Relations

Covidien

15 Hampshire Street

Mansfield, Massachusetts 02048

Phone: (508) 452-4650

In order to ensure timely delivery of these documents, you should make such request by                , 2009.

We have not authorized anyone to give any information or make any representation about the Reorganization or the Transaction or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

Annex A

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION (COMMERCIAL COURT)

2009: NO. [            ]

IN THE MATTER OF

COVIDIEN LTD.

and

IN THE MATTER OF SECTION 99 OF

THE COMPANIES ACT 1981

SCHEME OF ARRANGEMENT

between

COVIDIEN LTD.

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PART 1—PRELIMINARY

A.	Definitions

In this Scheme of Arrangement, unless inconsistent with the subject or context, the following expressions shall bear the following meanings:

“Allowed Proceeding”	Any proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme.

“Business Day”	Any day other than a day on which banks are required or permitted by law to be closed in New York City, New York, USA, Bermuda or Dublin, Ireland.

“Common Shares”	The common shares in the capital of the Company of par value $0.20 per share.

“Companies Act”	The Companies Act 1981 (Bermuda).

“Company”	Covidien Ltd., a Bermuda exempted limited liability company with registration number 28852.

“Conditions”	The conditions listed in clause 36.

“Court”	The Supreme Court of Bermuda.

“Court Meeting”	The meeting of the shareholders of the Company to be held pursuant to the directions of the Court to consider the Scheme.

“Covidien plc”	The company incorporated under the laws of Ireland with its registered office at Cherrywood Business Park, Block G, First Floor, Loughlinstown, Co. Dublin, Ireland and with a registered number of 466385.

“Credit Agreement”	The Five-Year Senior Credit Agreement among Tyco International Ltd., Covidien International Finance S.A., the Company, the lenders party thereto and Citibank, N.A., as administrative agent dated as of April 25, 2007.

“Effective Date”	The date on which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration, at which time this Scheme shall become effective.

“Latest Practicable Date”	Is 2009 being the latest practicable date prior to printing of this document sent to, inter alia, shareholders of the Company as of the Record Date, in which this Scheme of Arrangement is contained.

“NYSE”	The New York Stock Exchange.

“Person”	Any individual, company, corporation, estate, limited liability company, partnership, joint venture, association, joint stock company, trust unincorporated organisation or government or any agency or political subdivision thereof or other entity.

“Proceeding”	Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, re-entry, seizure, lien, enforcement of judgement, enforcement of any security or enforcement of any letters of credit.

“Prohibited Proceeding”	Any proceeding against the Company or Covidien plc or their property in any jurisdiction whatsoever other than an Allowed Proceeding.

“Proxy Statement”	The Proxy Statement of the Company on Schedule 14A expected to be filed on with the U.S. Securities and Exchange Commission pursuant to Section 14(a) of the U.S. Securities Exchange Act of 1934 and in connection with the Scheme.

“Record Date”	The close of business (New York time) on .

“Registrar”	The Registrar of Companies of Bermuda.

“Scheme”	This scheme of arrangement in its present form or with or subject to any modification or addition or condition which the Court may approve or impose.

“Scheme Consideration”	One Covidien plc ordinary share to be issued and allotted by Covidien plc in consideration for each whole Scheme Share held immediately prior to the Transaction Time by a Scheme Shareholder; plus (in respect of any fraction of a Scheme Share held immediately prior to the Transaction Time by a Scheme Shareholder) a cash payment for that fraction of a share determined by taking the average of the high and low trading prices of the Scheme Shares on the NYSE on the Business Day immediately preceding the Effective Date of the Transaction.

“Scheme Shareholders”	The holders of Scheme Shares appearing on the Register of Members of the Company immediately prior to the Transaction Time.

“Scheme Shares”	All Common Shares of the Company in issue immediately prior to the Transaction Time.

“Transaction Time”	Eastern Time on the Effective Date or such other time as established in accordance with resolutions of the Board of Directors of the Company (provided that the Transaction Time shall not precede the time at which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration).

“Transfer Agent”	The transfer agent of the Company.

“$”	United States dollars, the lawful currency of the United States of America.

B.	Interpretation

1.	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

1.1.	References to Recitals, Parts, clauses and sub-clauses are references to the Recitals, Parts, clauses and sub-clauses respectively of this Scheme;

1.2.	References to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

1.3.	References to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and any agreement, deed or document executed pursuant thereto;

1.4.	The singular includes the plural and vice versa and words importing one gender shall include all genders;

1.5.	Headings to Recitals, Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

1.6.	To the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Proxy Statement then the terms of this Scheme shall prevail.

C.	Covidien Ltd.

2.	The Company was incorporated on 21 July 2000 in Bermuda under the Companies Act 1981 of Bermuda (under the name Tyco Holdings (Bermuda) No. 15 Limited) with an authorized share capital of $12,000 divided into 12,000 shares, par value $1.00 per share, and as of the Latest Practicable Date had an authorized share capital of $225,000,000.00 divided into 1,000,000,000 common shares, par value U.S. $.20 per share, of which had been issued (of which were held as treasury shares), and 125,000,000 preferred shares, par value $0.20 per share, of which none had been issued.

3.	The common shares of the Company are listed on the NYSE.

D.	The Purpose of the Scheme

4.	The purpose of this Scheme is to effect the cancellation of each whole non-fractional issued Scheme Share and the issuance, in consideration thereof, of one issued, fully paid and non-assessable Covidien plc ordinary share. The Scheme and the cancellation and issuance of shares will be effected in consecutive stages.

5.	First, Covidien plc has already been formed as a subsidiary of the Company.

6.	Second, at the Transaction Time each fractional part of a Scheme Share will be cancelled and shall cease to exist. Each Scheme Shareholder holding a fractional part of a Scheme Share will be entitled to receive a cash payment for that fraction of a share determined by taking the appropriate fraction of the average of the high and low trading prices for a Scheme Share on the NYSE on the Business Day immediately prior to the Effective Date.

7.	Third, (a) at the Transaction Time, each whole non-fractional Scheme Share shall be cancelled and shall cease to exist; (b) the Company will issue and allot to Covidien plc 100 Common Shares (which will comprise all the issued Common Shares of the Company) as consideration for the issuance by Covidien plc of new shares to Scheme Shareholders as described in clause (c) below; and (c) Covidien plc shall issue and allot to each Scheme Shareholder, who previously held a whole non-fractional Scheme Share, one new Covidien plc ordinary share as consideration for each whole Scheme Share previously held by such Scheme Shareholder.

8.	After the Scheme is carried out, the Company will be a wholly owned subsidiary of Covidien plc and the Scheme Shareholders (other than those Scheme Shareholders who previously held only a fractional part of a Common Share) will be shareholders of Covidien plc holding an identical number of shares in Covidien plc (except for the fractional parts that have been cancelled). For the avoidance of doubt, after the Scheme is carried out, the Company will hold a number of shares in Covidien plc equal to the number of Scheme Shares which the Company held as treasury shares immediately prior to the Transaction Time.

9.	Covidien plc has agreed to appear at the hearing of the petition to sanction this Scheme and undertakes to be bound by its terms and issue and allot the new fully paid Covidien plc ordinary shares.

PART 2—THE SCHEME

A.	Application and Effectiveness of the Scheme

10.	The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and be binding on all Scheme Shareholders.

B.	Effect of this Scheme

11.	From the Effective Date, all of the right, title and interest of the Scheme Shareholders in the Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in Part 2.

C.	Cancellation and Issuance of Shares and Consideration

12.	Firstly, at the Transaction Time, the following shall occur:

12.1	Any fractional part of a Scheme Share issued shall be cancelled and cease to exist.

12.2	The Company will direct the Transfer Agent to pay (out of funds previously provided by the Company) to each Scheme Shareholder holding a fractional part of a Scheme Share a cash payment for that fraction of a share determined by taking the appropriate fraction of the average of the high and low trading prices for a Scheme Share on the NYSE on the Business Day immediately prior to the Effective Date.

13.	Secondly, and at the Transaction Time, the following shall occur:

13.1	All issued whole non-fractional Scheme Shares shall be cancelled and shall cease to exist.

13.2	In consideration for the issuance by Covidien plc of new Covidien plc shares to Scheme Shareholders as set forth in clause 13.3, the Company shall issue and allot 100 fully paid Common Shares to Covidien plc (which will then comprise all the issued Common Shares).

13.3	In consideration of each issued whole non-fractional Scheme Share cancelled and the 100 Common Shares issued to Covidien plc as set out above, Covidien plc shall issue and allot to each of the Scheme Shareholders who previously held whole non-fractional Scheme Shares such number of Covidien plc ordinary shares as is equal to the number of whole non-fractional Scheme Shares previously held by the Scheme Shareholder. For the avoidance of doubt, at the Transaction Time, Covidien plc will issue to the Company a number of Covidien plc ordinary shares that is equal to the number of Scheme Shares which the Company previously held as treasury shares.

PART 3—GENERAL

A.	Identification of Shareholders Entitled to Notice of and to Vote at the Court Meeting

14.	The holders of Common Shares and the number of Common Shares that they hold for the purposes of voting at the Court Meeting shall be determined as those recorded on the Register of Members as at the Record Date; provided, however, that the Company shall not be entitled to vote any Common Shares which it holds as treasury shares.

B.	Distributions

15.	At the Transaction Time, the Company will direct the Transfer Agent to hold the cash part of the Scheme Consideration in respect of any fractional part of a Scheme Share for the account of the relevant Scheme Shareholders. The Company shall procure payment by the Transfer Agent of the cash part of the Scheme Consideration to the relevant Scheme Shareholder promptly thereafter.

16.	At the Transaction Time, Covidien plc shall issue and allot the Covidien plc ordinary shares comprising part of the Scheme Consideration to the Scheme Shareholders.

C.	Rights of Scheme Shareholders

17.	From the Effective Date, each holder of Scheme Shares shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive the Scheme Consideration. Upon the cancellation of the Scheme Shares the Register of Members shall be updated to reflect such cancellation.

D.	Effective Date, Transaction Time and Notification to Scheme Shareholder

18.	Subject to the provisions of clauses 25, 26 and 36 below, this Scheme shall become binding and effective at the time at which an office copy of the Order of the Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 99 of the Companies Act shall have been delivered to the Registrar for registration, but the transactions contemplated by the Scheme shall not occur until the Transaction Time and in the order designated above.

19.	Covidien plc shall give notification of this Scheme having become effective by issuing a press release and by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

E.	Stay of Prohibited Proceedings

20.	None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Effective Date.

21.	A Scheme Shareholder may commence an Allowed Proceeding against the Company or Covidien plc after the Transaction Time provided that it has first given the Company or Covidien plc five Business Days’ prior notice in writing of its intention to do so.

F.	Dividends

22.	All mandates and other instructions in force at the Effective Date in relation to the Scheme Shares (including elections for payment of dividends (if any)) shall, immediately after the Transaction Time, be deemed to be valid as effective mandates or instructions in respect of the ordinary shares of Covidien plc received in consideration of such Scheme Shares; provided, however, that nothing in this Scheme shall in any way affect the right (if any) of a shareholder of the Company to receive any dividend that has not been paid prior to the Transaction Time.

23.	The Company shall pay in full all costs, charges, expenses and disbursements reasonably incurred by the Company in connection with the negotiation, preparation and implementation of this Scheme as and when they arise, including the costs of holding the Court Meeting and the costs of obtaining the sanction of the Court and the costs of placing the notices required by this Scheme.

G.	Existing Instruments of Transfer and Certificates

24.	As from the Transaction Time, all instruments of transfer and certificates validly existing at the Transaction Time in respect of a transfer or holding of any Scheme Shares shall cease to have effect as documents or evidence of transfer or title and every holder thereof shall be bound on the request of the Company to deliver up to the Company the certificate(s) in respect of its, his or her entire holding of Scheme Shares.

H.	Amendment, Termination or Delay

25.	Subject to U.S. securities law constraints, this Scheme may be amended, modified or supplemented at any time before or after its adoption by the shareholders of the Company at the Court Meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by shareholders of the Company without obtaining that approval. At the Court hearing to sanction this Scheme, the Court may impose such conditions as it deems appropriate in relation to this Scheme but may not impose any material changes without the joint consent of the Company and Covidien plc. The Company may, subject to U.S. securities law constraints, consent to any modification of this Scheme on behalf of the shareholders which the Court may think fit to approve or impose.

26.	The Company may terminate this Scheme, or delay the effectiveness of this Scheme, at any time prior to its effectiveness without obtaining the approval of the shareholders of the Company, even though the Scheme may have been approved at the Court Meeting and sanctioned by the Court and all other Conditions may have been satisfied.

I.	Notice

27.	Any notice or other written communication to be given under or in relation to this Scheme other than pursuant to clauses 19 and 32 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post to

27.1.	in the case of the Company, to 131 Front Street, Hamilton, HM 12 Bermuda marked for the attention of John W. Kapples, Secretary;

27.2.	in the case of any Scheme Shareholder, its last known address according to the Company; or

27.3.	in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the Company, or by fax to its last known fax number according to the Company.

28.	Any notice or other written communication to be given under this Scheme shall be deemed to have been served in as provided in Bye-Law 21 of the Company Bye-Laws.

29.	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

30.	Save in the case of the notice, written communications or documents required to be filed pursuant to clause 19, the accidental omission to send any notice, written communication or other document in accordance with clauses 27 to 28 above or the non-receipt of any such notice by the Scheme Shareholder, shall not affect the provisions of this Scheme.

31.	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to the Scheme Shareholder which shall be posted at the risk of the Scheme Shareholder.

32.	Any notice or other written communication that is required to be given to all or substantially all the Scheme Shareholders may (but is not required to) be made by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission and shall be deemed to be served upon acceptance by the EDGAR system thereof.

J.	Exercise of Discretion

33.	When under any provision of this Scheme a matter is to be determined by the Company, then it will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

K.	Governing Law and Jurisdiction

34.	At and with effect from the Effective Date, the operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of Bermuda and the Scheme Shareholders hereby agree that the Courts of Bermuda shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Supreme Court of Bermuda, provided however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction between the Company and the Scheme Shareholders, whether contained in any contract or otherwise.

35.	The terms of this Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

L.	Pre-Conditions to the Scheme, the Effective Date and the Transaction Time

36.	The effectiveness of this Scheme and the occurrence of the Effective Date and the Transaction Time are each conditional upon the satisfaction or, if allowed by law, waiver of each of the following conditions:

36.1.	The Scheme is approved by the requisite vote of shareholders of the Company;

36.2.	The Scheme is sanctioned by the Court;

36.3.	There is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions;

36.4.	The Covidien plc shares to be issued to Scheme Shareholders are authorized for listing on the NYSE, subject to official notice of issuance;

36.5.	All consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Scheme and related transactions (including, without limitation, waivers under and/or amendments to the Credit Agreement) are obtained on terms acceptable to the Company and are in full force and effect;

36.6.	The Company receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date, the matters discussed under the section of the Proxy Statement entitled “Material Tax Considerations—U.S. Federal Income Tax Considerations”; and

36.7.	The Company receives an opinion from Arthur Cox, Solicitors, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date, the matters discussed under the section of the Proxy Statement entitled “Material Tax Considerations—Irish Income Tax Considerations.”

M.	Expiry of the Scheme

37.	Unless the Effective Date shall have occurred on or before December 31, 2009 or such later date, if any, as the Company may agree and the Court may allow, this Scheme shall lapse.

Dated                    , 2009

Annex B

Companies Acts 1963 to 2006

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM and ARTICLES OF ASSOCIATION

of

COVIDIEN PUBLIC LIMITED COMPANY

Incorporated the 16th day of January 2009

Arthur Cox

Arthur Cox Building

Earlsfort Terrace

Dublin 2

Cert. No.: 466385

Companies Acts 1963 to 2006

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

-of-

COVIDIEN PUBLIC LIMITED COMPANY

1.	The name of the Company is Covidien public limited company.

2.	The Company is to be a public limited company.

3.	The objects for which the Company is established are:

(1) (a)	To carry on the business of a healthcare services development company operating in the healthcare field, and to design, manufacture, produce, supply and provide advanced surgical tools and supplies, sutures and wound care products, needles and syringes, diagnostic imaging agents, contrast media for diagnostic imaging, vascular therapy apparatus, respiratory devices, endomechanical, soft tissue repair, energy, oximetry and monitoring, airway and ventilation, vascular, SharpSafety and clinical care products, generic pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a surgical, pharmaceutical or medical character necessary or suitable for the proper treatment of sick or injured persons or patients and to carry on business as merchants of and dealers in, first aid appliances, medical and surgical accessories, hospital fittings and requisities, and in all accessories and supplies required for use in the treatment of and care of the sick and injured, and to buy, sell, manufacture and deal in all articles, goods, wares, materials and substances, and to construct, own, operate, manage, furnish and equip with all necessary conveniences, furniture and equipment hospitals, radiotherapy units, private hospitals, nursing homes, convalescent homes, creches, hydropathic establishments and similar healthcare undertakings, with all suitable accommodation for the treatment and care of patients, and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

(b)	To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(c)	To acquire the entire issued share capital of Covidien Ltd., a Bermudan registered company.

(2)	To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

(3)	To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

(4)	To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or incumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

(5)	To sell or otherwise dispose of any of the property or investments of the Company.

(6)	To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

(7)	To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

(8)	To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

(9)	To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

(10)	To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

(11)	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

(12)	To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

(13)	To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

(14)	To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by section 155 of the Companies Act, 1963 or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

(15)	To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

(16)	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

(17)	To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

(18)	To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and choses in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

(19)	To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue dispose of or hold any such preferred, deferred or other special stocks or securities.

(20)	To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

(21)	To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

(22)	To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

(23)	To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

(24)	To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

(25)	To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

(26)	To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

(27)	To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

(28)	To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

(29)	To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

(30)	To procure the Company to be registered or recognised in any foreign country or in any colony or dependency of any such foreign country.

(31)	To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

(32)	To make gifts or grant bonuses to the Directors or any other persons who are or have been in the employment of the Company including substitute and alternate directors.

(33)	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

(34)	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

(35)	To make or receive gifts by way of capital contribution or otherwise.

The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except, where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:	It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4.	The liability of the members is limited.

5.	The share capital of the Company is €40,000 and US$225,000,000 divided into 40,000 ordinary shares of €1 each, 1,000,000,000 ordinary shares of US$0.20 each and 125,000,000 preferred shares of US$0.20 each.

6.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

For and on behalf of Fand Limited Arthur Cox Building Earlsfort Terrace Dublin 2	Thirty Nine Thousand, Nine Hundred and Ninety Four Ordinary Shares

For and on behalf of Attleborough Limited Arthur Cox Building Earlsfort Terrace Dublin 2	One Ordinary Share

For and on behalf of AC Administration Services Limited Arthur Cox Building Earlsfort Terrace Dublin 2	One Ordinary Share

Jacqueline McGowan-Smyth Arthur Cox Building Earlsfort Terrace Dublin 2 Chartered Secretary	One Ordinary Share

James Heary Arthur Cox Building Earlsfort Terrace Dublin 2 Chartered Accountant	One Ordinary Share

Richard Steen Arthur Cox Building Earlsfort Terrace Dublin 2 Solicitor	One Ordinary Share

Karol Corcoran Arthur Cox Building Earlsfort Terrace Dublin 2 Solicitor	One Ordinary Share

Dated the 14th day of January 2009

Witness to the above signatures:

Louise Gaffney, Arthur Cox Building,

Earlsfort Terrace, Dublin 2

COMPANIES ACTS 1963 TO 2006

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

-of-

COVIDIEN PUBLIC LIMITED COMPANY

PRELIMINARY

1.	The regulations contained in Table A in the First Schedule to the Companies Act, 1963 shall not apply to the Company.

2. (a)	In these articles:

“Act”	means the Companies Act, 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, and all statutory instruments which are to be read as one with, or construed, or to be read together with the Companies Acts.

“1983 Act”	the Companies (Amendment) Act, 1983.

“1990 Act”	means the Companies Act 1990 (No. 33 of 1990).

“Acts”	means the Companies Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, and all statutory instruments which are to be read as one with, or construed, or to be read together with the Companies Acts.

“address”	includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Approved Nominee”	means a person holding shares or rights or interests in shares in the Company on a nominee basis who has been determined by the Company to be an “Approved Nominee”.

“Assistant Secretary”	means any person appointed by the Secretary from time to time to assist the Secretary.

“Clear Days”	in relation to the period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“electronic communication”	has the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature”	has the meaning given to those words in the Electronic Commerce Act 2000.

“Ordinary Resolution”	means an ordinary resolution of the Company’s members within the meaning of Section 141 of the Act.

“Redeemable Shares”	means redeemable shares in accordance with Section 206 of the 1990 Act.

“Register”	means the register of members to be kept as required in accordance with Section 116 of the Act.

“Section 81 Notice”	shall mean a notice given to a member in accordance with Section 81 of the 1990 Act.

“Special Resolution”	means a special resolution of the Company’s members within the meaning of Section 141 of the Act.

“the Company”	means the company whose name appears in the heading to these articles.

“the Directors” or “the Board”	means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“the Group”	means the Company and its subsidiaries from time to time and for the time being.

“the Holder”	in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.

“the Office”	means the registered office from time to time and for the time being of the Company.

“the seal”	means the common seal of the Company.

“the Secretary”	means any person appointed to perform the duties of the secretary of the Company.

“these articles”	means the articles of association of which this article 2 forms part, as the same may be amended and may be from time to time and for the time being in force.

(b)

Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

(c)	Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	References herein to any enactment shall mean such enactment as the same may be amended and may be from time to time and for the time being in force.

(e)	The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

SHARE CAPITAL AND VARIATION OF RIGHTS

3. (a)	The share capital of the Company is €40,000 and US$225,000,000 divided into 40,000 ordinary shares of €1 each, 1,000,000,000 ordinary shares of US$0.20 each and 125,000,000 preferred shares of US$0.20 each.

(b)	The rights and restrictions attaching to the ordinary shares shall be as follows:

(i)	subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends declared by the Company; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(c).

(c)	The Directors are authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:

(i)	redeemable at the option of the Company, or the Holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(ii)	entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

(iii)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

(iv)	convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this article 3(c). The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

The rights conferred upon the Holder of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with this article 3.

(d)	An ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from such third party. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with Part XI of the Companies Act 1990.

4.	Subject to the provisions of Part XI of the 1990 Act and the other provisions of this article, the Company may:

(a)	pursuant to Section 207 of the 1990 Act, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

(b)	subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares pursuant to Section 211 of the 1990 Act, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined in Section 209 of the 1990 Act) and may reissue any such shares as shares of any class or classes; or

(c)	pursuant to Section 210 of the 1990 Act, convert any of its shares into Redeemable Shares.

5.	Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6. (a)

Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of three-fourths of the issued shares in that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum. To every such meeting the provisions of article 50 shall apply.

(b)	The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

(c)	The issue, redemption or purchase of any of the US$125,000,000 preferred shares of US$0.20 shall not constitute a variation of the rights of the Holders of ordinary shares.

(d)	The issue of preferred shares or any class of preferred shares which rank pari passu with, or junior to, any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7.	The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8. (a)	Subject to the provisions of these articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with sections 26(5) and 28 of the Companies (Amendment) Act 1983, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

(b)	Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(c)	The Directors are, for the purposes of Section 20 of the 1983 Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said Section 20) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions of Part XI of the 1990 Act and held as treasury shares and this authority shall expire five years from the date of adoption of these articles of association.

(d)	The Directors are hereby empowered pursuant to sections 23 and 24(1) of the Companies (Amendment) Act, 1983 to allot equity securities within the meaning of the said section 23 for cash pursuant to the authority conferred by paragraph (c) of this article as if section 23(1) of the said Companies (Amendment) Act, 1983 did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph (d) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.	The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

10.	Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder. This shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

11.	No person shall be entitled to a share certificate in respect of any ordinary share or fraction of an ordinary share held by them in the share capital of the Company, whether such ordinary share or fraction of an ordinary share were allotted or transferred to them, and the Company shall not be bound to issue a share certificate to any such person entered in the Register.

12.	The Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding company, except as permitted by section 60 of the Act.

DISCLOSURE OF BENEFICIAL OWNERSHIP

13.	If at any time the Directors are satisfied that any member, or any other person appearing to be interested in shares held by such member:

(a)	(A) has been duly served with a Section 81 Notice and is in default for the prescribed period (as defined in sub-paragraph (f)(ii)) in supplying to the Company the information thereby required; or (B) in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Directors may, in their absolute discretion at any time thereafter by notice (a “direction notice”) to such member direct that:

(i)	in respect of the shares in relation to which the default occurred (the “default shares”) the member shall not be entitled to attend or to vote at a general meeting either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company; and

(ii)	where the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of the class concerned, then the direction notice may additionally direct that:

(A)	except in a liquidation of the Company, no payment shall be made of any sums due from the Company on the default shares, whether in respect of capital or dividend or otherwise, and the Company shall not have any liability to pay interest on any such payment when it is finally paid to the member;

(B)	no other distribution shall be made on the default shares; and/or

(C)	no transfer of any of the default shares held by such member shall be registered unless:

(I)	the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the Directors may in their absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

(II)	the transfer is an approved transfer (as defined in sub-paragraph(f)(iii)).

The Company shall send to each other person appearing to be interested in the shares the subject of any direction notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.

(b)	Where any person appearing to be interested in the default shares has been duly served with a direction notice or copy thereof and the default shares which are the subject of such direction notice are held by an Approved Nominee, the provisions of this article shall be treated as applying only to such default shares held by the Approved Nominee and not (insofar as such person’s apparent interest is concerned) to any other shares held by the Approved Nominee.

(c)	Where the member upon whom a Section 81 Notice is served is an Approved Nominee acting in its capacity as such, the obligations of the Approved Nominee as a member of the Company shall be limited to disclosing to the Company such information as has been recorded by it relating to any person appearing to be interested in the shares held by it.

(d)	Any direction notice shall cease to have effect:

(i)	in relation to any shares which are transferred by such member by means of an approved transfer; or

(ii)	when the Directors are satisfied that such member, and any other person appearing to be interested in shares held by such member, has given to the Company the information required by the relevant Section 81 Notice.

(e)	The Directors may at any time give notice cancelling a direction notice.

(f)	For the purposes of this article:

(i)	a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a Section 81 Notice which either (A) names such person as being so interested or (B) fails to establish the identities of all those interested in the shares and (after taking into account the said notification and any other relevant Section 81 Notice) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

(ii)	the prescribed period is 28 days from the date of service of the said Section 81 Notice unless the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of that class, when the prescribed period is 14 days from that date; and

(iii)	a transfer of shares is an approved transfer if but only if:

(A)	it is a transfer of shares to an offeror by way or in pursuance of acceptance of an offer made to all the Holders (or all the Holders other than the person making the offer and his nominees) of the shares in the Company to acquire those shares or a specified proportion of them; or

(B)	the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with other persons appearing to be interested in such shares; or

(C)	the transfer results from a sale made through a stock exchange on which the Company’s shares are normally traded.

(g)	Nothing contained in this article shall limit the power of the Company under Section 85 of the 1990 Act.

(h)	For the purpose of establishing whether or not the terms of any notice served under this article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.

LIEN

14.	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether immediately payable or not) called or payable at a fixed time in respect of that share but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this regulation. The Company’s lien on a share shall extend to all dividends payable thereon.

15.	The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is immediately payable, nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the Holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.

16.	To give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the Holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. Where a share, which is to be sold as provided for in article 15, is held in uncertificated form, the Directors may authorise some person to do all that is necessary under the Companies Act, 1990 (Uncertificated Securities) Regulations 1996 to change such share into certificated form prior to its sale.

17.	The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

CALLS ON SHARES

18.	The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times, and each member shall (subject to receiving at least 14 days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Directors may determine.

19.	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.

20.	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

21.	If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate, not exceeding 20 per cent per annum, as the Directors may determine, but the Directors shall be at liberty to waive payment of such interest wholly or in part.

22.	Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purpose of these regulations be deemed to be a call duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these regulations as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such sum had become payable by virtue of a call duly made and notified.

23.	The Directors may, on the issue of shares, differentiate between the Holders as to the amount of calls to be paid and the time of payment.

24.	The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become payable) pay interest at such rate not exceeding (unless the Company in general meeting otherwise directs) 15 per cent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

TRANSFER OF SHARES

25. (a)	The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary or an Assistant Secretary, and the Secretary or Assistant Secretary shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary or Assistant Secretary as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of Section 81 of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(b)	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(c)	Notwithstanding the provisions of these articles and subject to any regulations made under Section 239 of the 1990 Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with Section 239 of the 1990 Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

26.	Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, the shares of any member and any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

27.	The Directors in their absolute discretion and without assigning any reason therefor may decline to register any transfer of a share which is not fully paid. The Directors may also decline to recognise any instrument of transfer unless:

(a)	the instrument of transfer is in respect of one class of share; and

(b)	the instrument of transfer is in favour of not more than four transferees.

28.	If the Directors refuse to register a transfer they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

29. (a)	The Directors may from time to time fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors, and the record date shall be not more than eighty nor less than ten days before the date of such meeting. If no record date is fixed by the Directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given. Unless the Directors determine otherwise, a determination of members of record entitled to notice of or to vote at a meeting of members shall apply to any adjournment or postponement of the meeting.

(b)	In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than thirty nor less than two days prior to such action. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

30.	Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of Section 121 of the Act.

31.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

TRANSMISSION OF SHARES

32.

In the case of the death of a member, the survivor or survivors where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons.

33.	Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be.

34.	If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these regulations relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

35.	A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

FORFEITURE OF SHARES

36.	If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

37.	The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

38.	If the requirements of any such notice as aforesaid are not complied with any shares in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect.

39.	A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

40.	A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

41.	A statutory declaration that the declarant is a Director or the Secretary, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the Holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

42.	The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

43.	The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

ALTERATION OF CAPITAL

44.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

45.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to section 68(1)(d) of the Act; or

(c)	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.

46.	The Company may by Special Resolution reduce its share capital, any capital redemption reserve fund or any share premium account in any manner and with and subject to any incident authorised, and consent required, by law.

GENERAL MEETINGS

47.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to Section 140 of the Act, all general meetings of the Company may be held outside of Ireland.

48.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

49.	The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in section 132 of the Act.

50.	All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

(a)	the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least one-third in nominal value of the issued shares of the class or, at any adjourned meeting of such Holders, one Holder present in person or by proxy, whatever the amount of his holding, shall be deemed to constitute a meeting;

(b)	any Holder of shares of the class present in person or by proxy may demand a poll; and

(c)	on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

51.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

NOTICE OF GENERAL MEETINGS

52. (a)	Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a special resolution, shall be called by not more than sixty Clear Days’ notice and not less than twenty-one Clear Days’ notice and all other extraordinary general meetings shall be called by not more than sixty Clear Days’ notice and not less than fourteen Clear Days’ notice.

(b)	Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the members of the Company as of the record date set by the Directors and to the Directors and the Auditors.

(c)	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

PROCEEDINGS AT GENERAL MEETINGS

53.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.

54.	No business may be transacted at an annual general meeting of members, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board (or any duly authorized committee thereof), or (c) otherwise properly brought before the meeting by any member of the Company (i) who is a member on the date of the giving of the notice provided for in articles 54, 57, 66-67 and 70-71 and on the record date for the determination of members entitled to vote at such meeting and (ii) who complies with the procedures set forth in articles 54, 57, 66-67 and 70-71; provided, in each case, that such business proposed to be conducted is, under applicable law, an appropriate subject for action by members.

55.	No business may be transacted at an extraordinary general meeting of members, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board (or any duly authorized committee thereof), (c) otherwise properly brought before the meeting by any members of the Company pursuant to the valid exercise of the power granted under the Acts, or (d) otherwise properly brought before the meeting by any member of the Company (i) who is a member on the date of the giving of the notice provided for in articles 55, 57 and 68-71 and on the record date for the determination of members entitled to vote at such meeting and (ii) who complies with the procedures set forth in articles 55, 57 and 68-71; provided, in each case, that such business proposed to be conducted is, under applicable law, an appropriate subject for action by members.

56.	Nominations of persons for election to the Board may be made at any annual general meeting of members, or at any extraordinary general meeting of members called for the purpose of electing directors, (a) by or at the direction of the Board (or any duly authorized committee thereof), (b) in relation to extraordinary general meetings only, by any members of the Company pursuant to the valid exercise of the power granted under the Acts, or (c) by any member of the Company (i) who is a member on the date of the giving of the notice provided for in articles 56 and 72-73 and on the record date for the determination of members entitled to vote at such meeting, and (ii) who complies with the notice procedures set forth in articles 66-71.

57.	No business shall be conducted at the general meeting of members except business brought before the meeting in accordance with the procedures set forth in articles 54-55, 57 and 66-71; provided, however, that, once business has been properly brought before the meeting in accordance with such procedures, nothing in articles 54-55, 57 or 66-71 shall be deemed to preclude discussion by any member of any such business. If the Chairman of a meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted. No business shall be conducted at any adjourned meeting other than business which might have been transacted at the meeting from which the adjournment took place.

58.	No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. The Holders of shares, present in person or by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting), entitling them to exercise a majority of the voting power of the Company on the relevant record date shall constitute a quorum.

59.

If within half-an-hour from the time appointed for a general meeting (or such longer interval as the Chairman may think fit to allow) a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time and place as the Chairman at the meeting may determine, and if at such adjourned meeting a quorum is not present within half-an-hour from the time appointed for the meeting, the meeting shall be dissolved; except that if a meeting to consider a resolution or resolutions for the winding up of the Company and the appointment of a liquidator be adjourned for want of a quorum and if at such adjourned meeting such a quorum is not present within 30 minutes from the time appointed for the adjourned meeting, any one or more members present in person or by proxy shall constitute a quorum for the purposes of considering and if thought fit passing such resolution or resolutions but no other business may be transacted.

60.	The Chairman, if any, of the Board within the meaning of article 112, shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

61.	If at any meeting no Director is willing to act as Chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be Chairman of the meeting.

62.	The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, not less than seven days’ notice of the adjourned meeting shall be given in like manner as in the case of the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

63.	At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by:

(a)	the Chairman; or

(b)	by at least one hundred members present in person or by proxy; or

(c)	by any member or members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

(d)	by a member or members holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

Unless a poll is so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

The demand for a poll may be withdrawn.

64.	Except as provided in article 65, if a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

65.	A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS

66.	In addition to any other applicable requirements, for business to be properly brought before an annual general meeting by a member, such member must have given timely notice thereof in proper written form to the Secretary of the Company.

67.	To be timely for an annual general meeting, a member’s notice to the Secretary must be delivered to or mailed and received at the registered office of the Company at least 120 calendar days before the first anniversary of the date that the Company’s proxy statement was released to members in connection with the previous year’s annual general meeting of members. However, if no annual general meeting of members was held in the previous year or if the date of the annual general meeting of members has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, the notice shall be received by the Secretary at the registered office of the Company by the later of (i) 150 calendar days prior to the date of the contemplated annual general meeting or (ii) the date which is ten calendar days after the date of the first public announcement or other notification to the members of the date of the contemplated annual general meeting.

68.	In addition to any other applicable requirements, for business to be properly brought before an extraordinary general meeting by a member, such member must have given timely notice thereof in proper written form to the Secretary of the Company.

69.	To be timely for an extraordinary general meeting, a member’s notice to the Secretary must be delivered to or mailed and received at the registered office of the Company by the later of (i) 120 calendar days before the date of the extraordinary general meeting or (ii) the date which is ten calendar days after the date of the first public announcement or other notification to the members of the date of the contemplated extraordinary general meeting.

70.	To be in proper written form, a member’s notice to the Secretary must set forth as to each matter such member proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Company’s register of members, of the member proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by such member; (iv) the dates upon which the member acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such member in such business; and (vii) a statement in support of the matter and, for proposals sought to be included in the Company’s proxy statement, any other information required by Securities and Exchange Commission Rule 14a-8.

71.	In addition, if the member intends to solicit proxies from the members of the Company, such member shall notify the Company of this intent in accordance with Securities and Exchange Commission Rule 14a-4 and/or Rule 14a-8.

72.

Only persons who are nominated in accordance with the procedures in articles 56 and 72-73 shall be eligible for election as directors of the Company, except as may be otherwise provided in these articles or any appendix hereto with respect to the right of holders of preferred shares of the Company to nominate and elect a specified number of directors in certain circumstances. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company. Such notice to the Secretary shall set forth the information required in articles 70-71. In addition, the notice must include, as to each person whom the member proposes to nominate for election or re-election as director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and evidence satisfactory to the Company that such nominee has no interests that would limit such nominee’s ability to fulfil their duties of office).

73.	The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. If the Chairman of the meeting determines that a nomination was not made in accordance with the procedures in articles 56 and 72-73, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

VOTES OF MEMBERS

74.	Subject to any special rights or restrictions as to voting for the time being attached by or in accordance with these articles to any class of shares, on a show of hands every member present in person and every proxy shall have one vote, but so that no one member shall on a show of hands have more than one vote in respect of the aggregate number of shares of which he is the Holder, and on a poll every member who is present in person or by proxy shall have one vote for each share of which he is the Holder.

75.	When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

76.	A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

77.	No member shall be entitled to vote at any general meeting unless any calls or other sums immediately payable by him in respect of shares in the Company have been paid.

78.	No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

79.	Votes may be given either personally or by proxy.

80. (a)	Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve.

(b)

Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

81.	Any body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

82.	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

83.	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

84. (a)	A vote given or poll demanded in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, at least one hour before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts PROVIDED HOWEVER, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

(b)	The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

85.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

RESTRICTION OF VOTING RIGHTS

86. (a)	If at any time the Directors shall determine that a Specified Event (as hereinafter defined) shall have occurred in relation to any share or shares, the Directors may serve a notice to such effect on the Holder or Holders thereof. Upon the service of any such notice (in these articles referred to as a “Restriction Notice”) no Holder or Holders of the share or shares specified in such Restriction Notice shall, for so long as such Restriction Notice shall remain in force, be entitled to attend or vote at any general meeting, either personally or by proxy.

(b)	A Restriction Notice shall be cancelled by the Directors as soon as reasonably practicable, but in any event not later than forty-eight hours after the Holder or Holders concerned shall have remedied the default by virtue of which the Specified Event shall have occurred. A Restriction Notice shall automatically cease to have effect in respect of any share transferred upon registration of the relevant transfer provided that a Restriction Notice shall not cease to have effect in respect of any transfer where no change in the beneficial ownership of the share shall occur and for this purpose it shall be assumed that no such change has occurred where a transfer form in respect of the share is presented for registration having been stamped at a reduced rate of stamp duty by virtue of the transferor claiming to be entitled to such reduced rate as a result of the transfer being one where no beneficial interest passes.

(c)	The Directors shall cause a notation to be made in the Register against the name of any Holder or Holders in respect of whom a Restriction Notice shall have been served indicating the number of shares specified in such Restriction Notice and shall cause such notation to be deleted upon cancellation or cesser of such Restriction Notice.

(d)	Any determination of the Directors and any notice served by them pursuant to the provisions of this article shall be conclusive as against the Holder or Holders of any share and the validity of any notice served by the Directors in pursuance of this article shall not be questioned by any person.

(e)	If, while any Restriction Notice shall remain in force in respect of any Holder or Holders of any shares, such Holder or Holders shall be issued any further shares as a result of such Holder or Holders not renouncing any allotment of shares made to him or them pursuant to a capitalisation issue under article 134, the Restriction Notice shall be deemed also to apply to such Holder or Holders in respect of such further shares on the same terms and conditions as were applicable to the said Holder or Holders immediately prior to such issue of further shares.

(f)	For the purpose of these articles the expression “Specified Event” in relation to any share shall mean any of the following events: (i) the failure by the Holder or Holders thereof to pay any call or instalment of a call in the manner and at the time appointed for payment thereof; or (ii) the failure by the Holder thereof or any of the Holders thereof to comply, to the satisfaction of the Directors, with all or any of the terms of article 13 in respect of any notice or notices given to him or any of them thereunder; or (iii) the failure by a transferee named in a transfer presented for registration to comply, to the satisfaction of the Directors, with all or any of the terms of article 13 in respect of any notice or notices given to him or any transferee thereunder.

DIRECTORS

87.	The number of Directors shall not be less than two nor more than 15. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors which receive the highest number of votes in favour of re-election shall be re-elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum in any circumstances where one Director is re-elected, then that Director shall hold office until the next annual general meeting and the Director which (excluding the re-elected Director) receives the highest number of votes in favour of re-election shall be re-elected and shall remain a Director until such time as one or more additional Directors have been appointed to replace him or her. If there be no Director or Directors able or willing to act then any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Acts and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting.

88.	Each Director shall be paid a fee for the services at such rate as may from time to time be determined by the Board. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

89.	If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

90.	No shareholding qualification for Directors shall be required. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at general meetings.

91.	Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

92.	Subject to Part III of the Companies (Amendment) Act, 1983, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

93.	The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the Acts.

94.	The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

95.	The Company may exercise the powers conferred by Section 41 of the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

96.	A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with Section 194 of the Act.

97.	Save as otherwise provided by these articles, a Director shall not vote at a meeting of the Directors or a committee of Directors on any resolution concerning a matter in which he has, directly or indirectly, an interest which is material or a duty which conflicts or may conflict with the interests of the Company. A Director shall not be counted in the quorum present at a meeting in relation to any such resolution on which he is not entitled to vote.

(a)	A Director shall be entitled (in the absence of some other material interest than is indicated below) to vote (and be counted in the quorum) in respect of any resolutions concerning any of the following matters, namely:

(i)	the giving of any security, guarantee or indemnity to him in respect of money lent by him to the Company or any of its subsidiary or associated companies or obligations incurred by him or by any other person at the request of or for the benefit of the Company or any of its subsidiary or associated companies;

(ii)	the giving of any security, guarantee or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary or associated companies for which he himself has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

(iii)	any proposal concerning any offer of shares or debentures or other securities of or by the Company or any of its subsidiary or associated companies for subscription, purchase or exchange in which offer he is or is to be interested as a participant in the underwriting or sub-underwriting thereof;

(iv)

any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or member or otherwise howsoever, provided that he is not the Holder of or beneficially interested in 1% or more of the issued shares of any class of such company or of the voting rights available to members of such company (or of a third company through which his interest is derived) (any such interest being deemed for the purposes of this article to be a material interest in all circumstances);

(v)	any proposal concerning the adoption, modification or operation of a superannuation fund or retirement benefits scheme under which he may benefit and which has been approved by or is subject to and conditional upon approval for taxation purposes by the appropriate Revenue authorities;

(vi)	any proposal concerning the adoption, modification or operation of any scheme for enabling employees (including full time executive Directors) of the Company and/or any subsidiary thereof to acquire shares in the Company or any arrangement for the benefit of employees of the Company or any of its subsidiaries under which the Director benefits or may benefit; or

(vii)	any proposal concerning the giving of any indemnity pursuant to article 149(a) or the discharge of the cost of any insurance coverage purchased or maintained pursuant to article 107 and article 149(b).

(b)	Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned (if not debarred from voting under sub-paragraph (a)(iv) of this article) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

(c)	If a question arises at a meeting of Directors or of a committee of Directors as to the materiality of a Director’s interest or as to the right of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question may be referred, before the conclusion of the meeting, to the Chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive. In relation to the Chairman (as defined in article 116), such question may be resolved by a resolution of a majority of the Directors (other than the Chairman) present at the meeting at which the question first arises.

(d)	For the purposes of this article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director.

(e)	The Company by Ordinary Resolution may suspend or relax the provisions of this article to any extent or ratify any transaction not duly authorised by reason of a contravention of this article.

98.	A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

99.	The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

100.	Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

101.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

102.	The Directors shall cause minutes to be made in books provided for the purpose:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

103.	The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

DISQUALIFICATION OF DIRECTORS

104.	The office of a Director shall be vacated ipso facto if the Director:

(a)	is restricted or disqualified to act as a Director under the provisions of Part VII of the 1990 Act; or

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

(c)	is removed from office under article 109.

APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

105.	At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

106.	Every Director shall be eligible to stand for re-election at an annual general meeting.

107.	If a Director offers himself for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

108.	The Company may from time to time by Special Resolution increase or reduce the maximum number of Directors.

109.	The Company may, by Ordinary Resolution, of which extended notice has been given in accordance with section 142 of the Act, remove any Director before the expiration of his period of office notwithstanding anything in these regulations or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

110.	The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under article 109 and without prejudice to the powers of the Directors under article 87 the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in article 87.

111.	The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

112.	The Directors may appoint any person to fill the following positions:

(a)	Chairman of the Board:

If the Directors have elected a Director to be the Chairman, the Chairman shall preside at all meetings of the Board and at general meetings of the Company.

(b)	Chief Executive Officer:

One of the senior executives shall be appointed Chief Executive Officer of the Company by the Board. The Chief Executive Officer shall have such powers and perform such duties as may be conferred upon him or her by the Board.

(c)	President:

The President shall be appointed by the Directors and shall have such powers and perform such duties as the Board may assign.

(d)	Vice Presidents:

Each Vice President shall have such powers and perform such duties as may be conferred upon him or her by the Board or determined by the Chief Executive Officer.

(e)	Treasurer:

The Treasurer shall have the oversight and control of the funds of the Company and shall have the power and authority to make and endorse notes, drafts and checks and other obligations necessary for the transaction of the business of the Company except as otherwise provided in these articles.

(f)	Controller:

The Controller shall have the oversight and control of the accounting records of the Company and shall prepare such accounting reports and recommendations as shall be appropriate for the operation of the Company.

(g)	Secretary:

It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its Committees, and to authenticate records of the Company. The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may be removed by them.

A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

(h)	Assistant Treasurers:

The Assistant Treasurers shall have such duties as the Treasurer shall determine.

(i)	Assistant Secretaries:

The Assistant Secretaries shall have such duties as the Secretary shall determine.

(j)	Other Officers:

The powers and duties of all other officers are at all times subject to the control of the Directors, and any other officer may be removed at any time at the pleasure of the Board.

PROCEEDINGS OF DIRECTORS

113. (a)	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority of votes. Each director present and voting shall have one vote.

(b)	Any Director may participate in a meeting of the Directors by means of telephonic or other similar communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any director may be situated in any part of the world for any such meeting.

114.	The Chairman or any four Directors, may, and the Secretary on the requisition of the Chairman or any four Directors shall, at any time summon a meeting of the Directors.

115.	The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

116.	The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office. Any Director may be elected no matter by whom he was appointed but if no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

117.	The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

118.	A committee may elect a Chairman of its meeting. If no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be Chairman of the meeting.

119.	All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

120.	Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than forty eight (48) hours before the date of the meeting, by telephone, email, or any other electronic means on not less than twenty four (24) hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director.

121.	A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

THE SEAL

122. (a)	The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors.

(b)	The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

DIVIDENDS AND RESERVES

123.	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

124.	The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

125.	No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of Part IV of the Companies (Amendment) Act, 1983.

126.	The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

127.	Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

128.	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

129.	Any general meeting declaring a dividend or bonus may direct payment of such dividend or bonus wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

130.

Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

131.	No dividend shall bear interest against the Company.

132.	If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

ACCOUNTS

133. (a)	The Directors shall cause to be kept proper books of account, whether in the form of documents, electronic form or otherwise, that:

(i)	correctly record and explain the transactions of the Company;

(ii)	will at any time enable the financial position of the Company to be determined with reasonable accuracy;

(iii)	will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Acts; and

(iv)	will enable the accounts of the Company to be readily and properly audited.

Books of account shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Proper books of account shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its members.

(b)	The books of account shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

(c)	In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such profit and loss accounts, balance sheets, group accounts and reports as are required by the Acts to be prepared and laid before such meeting.

(d)	A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

CAPITALISATION OF PROFITS

134.	Without prejudice to any powers conferred on the Directors as aforesaid, the Company in general meeting may resolve, on the recommendation of the Directors, that it is desirable to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions) and the Directors shall give effect to such resolution. Whenever such a resolution is passed in pursuance of this article 134, the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.

AUDIT

135.	Auditors shall be appointed and their duties regulated in accordance with sections 160 to 163 of the Act or any statutory amendment thereof.

NOTICES

136.	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

137. (a)	A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company:

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address; or

(iv)	by sending, with the consent of the member, the same by means of electronic mail or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

(b)	For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

(c)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

(d)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

(f)	Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(iv), if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

(g)	Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)	Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company's audited accounts and the directors' and auditor's reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form PROVIDED HOWEVER that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

(i)	Without prejudice to the provisions of sub-paragraphs (a)(i) and (ii) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined in article 73) and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

138.	A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

139. (a)	Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title; provided that the provisions of this paragraph shall not apply to any notice served under article 13 unless, under the provisions of article 86(b), it is a notice which continues to have effect notwithstanding the registration of a transfer of the shares to which it relates.

(b)	A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

140.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

141.	A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

WINDING UP

142.	If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

143. (a)	In case of a sale by the liquidator under Section 260 of the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said Section.

(b)	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

144.	If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

145. (a)	Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)	The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company insurance against any such liability as referred to in Section 200 of the Act.

(c)	As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was, is, or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(d)	In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(e)

Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

(f)	As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

(g)	It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

UNTRACED HOLDERS

146. (a)	The Company shall be entitled to sell at the best price reasonably obtainable any share or stock of a member or any share or stock to which a person is entitled by transmission if and provided that:

(i)	for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

(ii)	at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this article is located of its intention to sell such share or stock; and

(iii)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission.

(b)	To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share or stock and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share or stock. The Company shall account to the member or other person entitled to such share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

147.	The Company may destroy:

(i)	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(ii)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration; and

(iii)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)	the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)	nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)	references in this article to the destruction of any document include references to its disposal in any manner.

SALE, LEASE OR EXCHANGE OF ASSETS

148.

The Board is hereby expressly authorised to sell, lease or exchange all or substantially all of the Company’s property and assets, including the Company’s goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property, including shares of stock in, and/or other securities of, any other company or companies, as the Board deems expedient and for the best interests of the Company subject to authorisation by an Ordinary Resolution of members and any additional vote required by article 149. Notwithstanding authorisation or consent to a proposed sale, lease or exchange of the Company’s property and assets by the members, the Board may abandon such sale, lease or exchange without further action of the members, subject to the rights, if any, of third parties under any contract relating thereto. Notwithstanding the foregoing, no resolution adopted by the members shall be required for a sale, lease or exchange of property and assets of the Company to a subsidiary. For the purposes of this article 148:

(a)	the property and assets of the Company include the property and assets of any subsidiary of the Company; and

(b)	“subsidiary” means any entity wholly owned and controlled, directly or indirectly, by the Company and includes, without limitation, companies, partnerships, limited partnerships, limited liability partnerships, limited liability companies, and/or statutory trusts.

BUSINESS COMBINATION

149. (a)	Notwithstanding anything to the contrary contained in these articles, the Company shall not engage in any business combination with any interested member for a period of three years following the time that such member became an interested member, unless:

(i)	prior to such time the Board approved either the business combination or the transaction which resulted in the member becoming an interested member;

(ii)	upon consummation of the transaction which resulted in the member becoming an interested member, the interested member owned at least 85% of the voting shares of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting shares outstanding (but not the outstanding voting shares owned by the interested member) those shares owned (i) by persons who are directors and also officers and (ii) employee shares plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii)	at or subsequent to such time the business combination is approved by the Board and authorised by way of Special Resolution without the interested member.

(b)	The Board shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this article, including, without limitation, (a) whether a Person is an interested member, (b) the number of shares or other securities beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another, and (d) the fair market value of the Company’s securities or securities of any subsidiary of the Company, and the good faith determination of the Board on such matters shall be conclusive and binding for all the purposes of this article;

(c)	As used in this article only, the term:

(i)	“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another person.

(ii)	“Associate”, when used to indicate a relationship with any person, means: (a) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (b) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii)	“Business combination”, when used in reference to any company and any interested member of such company, means:

(A)	any merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company with (1) the interested member, or (2) any other company, partnership, unincorporated association or other entity if the amalgamation or consolidation is caused by the interested member;

(B)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a member of such company, to or with the interested member, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company;

(C)	any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any shares of the Company or of such subsidiary to the interested member, except: (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which securities were outstanding prior to the time that the interested member became such; (ii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of such company subsequent to the time the interested member became such; (iii) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares; or (iv) any issuance or transfer of shares by the Company; provided however, that in no case under items (iii) and (iv) of this subparagraph shall there be an increase in the interested member’s proportionate share of the shares of any class or series of the Company or of the voting shares of the Company;

(D)	any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the interested member, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of shares not caused, directly or indirectly, by the interested member; or

(E)	any receipt by the interested member of the benefit, directly or indirectly (except proportionately as a member of such company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any direct or indirect majority-owned subsidiary.

(iv)

“Control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this article, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(v)	“Company” means a company and any other incorporated association or entity.

(vi)	“Interested member” means any Person, including its Affiliates and Associates (other than the Company and any direct or indirect majority-owned subsidiary of the Company), that is, or was at any time within the three-year period immediately prior to the date in question, the Owner of 15% or more of the outstanding voting shares of the Company; provided, however, that the term “interested member” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company; provided that such person shall be an interested member if thereafter such person acquires additional voting shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested member, the voting shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of (ix) of this subsection but shall not include any other unissued shares of such company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vii)	“Person” means any individual, company, partnership, unincorporated association or other entity.

(viii)	“Shares” means, with respect to any company, capital shares and, with respect to any other entity, any equity interest.

(ix)	“Voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting shares shall refer to such percentage of the votes of such voting shares.

(x)	“Owner”, including the terms “own” and “owned”, when used with respect to any shares, means a person that individually or with or through any of its affiliates or associates:

(A)	beneficially owns such shares, directly or indirectly; or

(B)

has (1) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any shares because of such person’s right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)	has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subparagraph (b) of this paragraph), or disposing of such shares with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares.

Names, addresses and descriptions of subscribers

For and on behalf of Fand Limited Arthur Cox Building Earlsfort Terrace Dublin 2

For and on behalf of Attleborough Limited Arthur Cox Building Earlsfort Terrace Dublin 2

For and on behalf of AC Administration Services Limited Arthur Cox Building Earlsfort Terrace Dublin 2

Jacqueline McGowan-Smyth Arthur Cox Building Earlsfort Terrace Dublin 2 Chartered Secretary	,

James Heary Arthur Cox Building Earlsfort Terrace Dublin 2 Chartered Accountant

Richard Steen Arthur Cox Building Earlsfort Terrace Dublin 2 Solicitor

Karol Corcoran Arthur Cox Building Earlsfort Terrace Dublin 2 Solicitor

Dated the 14th day of January 2009

Witness to the above signatures:

Louise Gaffney, Arthur Cox Building,

Earlsfort Terrace, Dublin 2

Companies Acts 1963 to 2006

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM and ARTICLES OF ASSOCIATION

of

COVIDIEN PUBLIC LIMITED COMPANY

Arthur Cox

Arthur Cox Building

Earlsfort Terrace

Dublin 2

Annex C

Relevant Territories

1.	Australia	24.	Korea	47.	United Kingdom
2.	Austria	25.	Latvia	48.	United States
3.	Belgium	26.	Lithuania	49.	Vietnam
4.	Bulgaria	27.	Luxembourg	50.	Zambia
5.	Canada	28.	Macedonia
6.	Chile	29.	Malaysia
7.	China	30.	Malta
8.	Croatia	31.	Mexico
9.	Cyprus	32.	Netherlands
10.	Czech Republic	33.	New Zealand
11.	Denmark	34.	Norway
12.	Estonia	35.	Pakistan
13.	Finland	36.	Poland
14.	France	37.	Portugal
15.	Georgia	38.	Romania
16.	Germany	39.	Russia
17.	Greece	40.	Slovak Republic
18.	Hungary	41.	Slovenia
19.	Iceland	42.	South Africa
20.	India	43.	Spain
21.	Israel	44.	Sweden
22.	Italy	45.	Switzerland
23.	Japan	46.	The Republic of Turkey

C-1

Annex D

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. [        ]

IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

AND IN THE MATTER OF COVIDIEN LTD.

ORDER FOR DIRECTIONS

UPON READING the Originating Summons filed herein

AND UPON HEARING Counsel for Covidien Ltd. (the “Company”)

AND UPON READING the First Affidavit of John W. Kapples made on             and the exhibit thereto

IT IS HEREBY ORDERED as follows:

1. The Company do convene a meeting (the “Covidien Scheme Meeting”) of the shareholders of the Company as at the Record Date, the Covidien Scheme Meeting to be held at 15 Hampshire Street, Mansfield, Massachusetts 02048, 10 a.m. on             or at such other time and date within three months from the date of the Order as may be determined pursuant to resolutions of the board of directors of the Company, for the purpose of considering and if thought fit approving (with or without modification) the scheme of arrangement (the “Covidien Scheme”).

2. This Honourable Court appoints Richard J. Meelia, being Chairman of the Board of Directors, President and Chief Executive Officer of Covidien Ltd., or failing him Timothy M. Donahue, being the independent lead director of Covidien Ltd., or failing him, any other director of Covidien Ltd. to act as Chairman of the Covidien Scheme Meeting.

3. The Covidien Scheme Meeting may be adjourned by simple majority vote of the shareholders present in person or by proxy thereat and voting on the proposal to a later date to solicit additional votes if there are insufficient proxies to approve the Covidien Scheme, or alternatively at the discretion of the Chairman, provided that notice of the date and time of the holding of any adjourned meeting be given to shareholders as set out below.

4. The Petition herein be set down to be heard on            .

AND IT IS DIRECTED that:

5. At least 21 days before the day appointed for the Covidien Scheme Meeting a Notice convening the Covidien Scheme Meeting and advertising the date of the hearing of the Petition in the form or substantially in the form of the notice produced to the Court be inserted once each in The Royal Gazette or The Bermuda Sun and the US and international editions of The Wall Street Journal.

6. At least 30 days before the day appointed for the Covidien Scheme Meeting a Notice convening the same and enclosing:

a. a copy of the Covidien Scheme and a copy of the Proxy Statement/Explanatory Statement as is required to be furnished pursuant to section 100 of the Companies Act 1981, in the form or substantially in the form of the document produced to the Court; and

b. a form of proxy for use at the Covidien Scheme Meeting in the form or substantially in the form produced to the Court,

(1) be sent by hand, courier or pre-paid post (or by air mail, as appropriate) addressed to each of the shareholders holding such shares at the address shown on the Register of Members of the Company as at the Record Date, and (2) be available at 15 Hampshire Street, Mansfield, Massachusetts 02048 and by filing the Proxy Statement/Explanatory Statement on Schedule 14A with the United States Securities and Exchange Commission provided that (i) the accidental omission to serve any shareholder with notice of the Covidien Scheme Meeting, or the non-receipt by any shareholder of notice of the Covidien Scheme Meeting, shall not invalidate the proceedings at the Covidien Scheme Meeting and (ii) notwithstanding any of the foregoing it shall be sufficient to prove that, in the case of delivery by courier, such documents delivered to a courier and in envelopes addressed to the person or persons concerned at their said addresses respectively.

7. The presence, in person or by proxy, of the holders of a majority of the common shares outstanding and entitled to vote at the Covidien Scheme Meeting shall constitute a quorum for the conduct of business at the Covidien Scheme Meeting.

8. Any shareholder (other than the Company) will be able to vote any number of his shares “for” the Scheme and vote the balance of his shares “against” the Covidien Scheme, or to abstain from voting. In the cases of banks, brokers, and other nominees who hold shares in their name on behalf of others, the vote(s) (or abstention(s)) represent the instruction to the bank, broker or nominee from his underlying beneficiary(ies) or investor(s). Subject to any reasonable objections as they might raise, shareholders voting in this manner would, for the purpose of the “majority in number” count, be counted as one shareholder “for” the Covidien Scheme (as to the number of his Common Shares being voted “for” the Covidien Scheme), and one shareholder “against” the Covidien Scheme (as to the number of his Common Shares being voted “against” the Covidien Scheme).

9. The form of proxy in the form or substantially in the form produced to the Court and the provisions to be made permitting shareholders to vote, including by mail, electronically or otherwise, be approved for use at the Covidien Scheme Meeting.

10. The Chairman of the Covidien Scheme Meeting (the “Chairman”) is to be entitled to accept the warranty on the said forms of proxy as to the authority of the signatory to cast the votes thereby cast without further investigation.

11. The Chairman is to be at liberty to accept a faxed or electronic copy of a form of proxy but may require production of the original if he considers this to be necessary or desirable for the purpose of verification.

12. The Company be at liberty to set a record date (the “Record Date”) for determining the holders of Scheme Shares (as defined in the Covidien Scheme) entitled to receive notice of, and to vote at, the Covidien Scheme Meeting, namely            .

13. In the case of joint registered holders of Scheme Shares, the vote of either holder whether in person or by proxy will be accepted with or without a corresponding vote of the other holder.

14. In the case of a shareholder which is a corporation, the shareholder may by written instrument authorize such person as it thinks fit to act as its representative at the Covidien Scheme Meeting and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual. The Chairman may accept such assurances as he thinks fit as to the right of any person to attend and vote at the Covidien Scheme Meeting on behalf of a shareholder who is a corporation.

15. The Chairman is to be at liberty to accept a form of proxy and the figure for which any shareholder seeks to vote, notwithstanding that the form of proxy has not been completed in accordance with the instructions contained therein, provided that the Chairman considers that the information contained therein is sufficient to establish the entitlement of the shareholder to vote. Should the form of proxy be returned duly signed but without a specific direction as to how the shareholder wishes to vote, the persons appointed as proxies are authorized to vote or abstain at the proxies’ discretion.

16. The Chairman is to be at liberty to appoint inspectors or scrutineers to count and tally the votes cast at the Covidien Scheme Meeting.

17. Within                      days of the Covidien Scheme Meeting (and in any event no later than the date set for the hearing of the Petition herein) the said Chairman do report the result of the Covidien Scheme Meeting to the Court.

DATED this     day of             , 2009

Chief Justice/Puisne Judge

Annex E

Expected Timetable

Description	Proposed Date

Record Date for determining the Covidien Ltd. shareholders eligible to vote at the shareholder meeting	, 2009

Proxy Statement and form of proxy first mailed to Covidien Ltd. shareholders	On or about , 2009

Latest time for submitting forms of proxy:

via Internet	11:59 p.m., Eastern Time, on , 2009

via proxy card	Must be received at any time prior to the commencement of the shareholder meeting

Shareholder meeting	10 a.m., Eastern Time, on , 2009

Court hearing to sanction the Scheme of Arrangement	, 2009

Anticipated effective date of the Scheme of Arrangement	, 2009

Anticipated Transaction Time	, Eastern Time, on , 2009

E-1

c/o Covidien Ltd. Corporate Secretary 131 Front Street, 2nd Floor Hamilton HM 12 Bermuda	VOTE BY INTERNET	WWW.CESVOTE.COM

Use the Internet to appoint your proxy and transmit your voting instructions until 11:59 p.m., Eastern Time, the night before the meeting,                     , 2009. Have your proxy card in hand when you access the website listed above and follow the instructions provided.

VOTE BY MAIL

Please mark, sign, date and promptly mail your proxy card using the postage-paid envelope provided or return your proxy card to: Covidien Ltd., c/o Corporate Election Services, PO Box 3230, Pittsburgh PA 15230 to ensure that your vote is received prior to the meeting on                     , 2009.

Vote by Internet Access the Website and submit your proxy: www.cesvote.com	Vote by Mail Sign and return your proxy in the postage-paid envelope provided.

Control Number è

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE, DETACH ê AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. ê

COVIDIEN LTD.	SPECIAL COURT-ORDERED MEETING PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL COURT-ORDERED MEETING OF SHAREHOLDERS

                    , 2009

The undersigned hereby appoints Richard J. Meelia, Charles J. Dockendorff and John H. Masterson, or any of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all of the Common Shares of Covidien Ltd. that the shareholder(s) is/are entitled to vote at the Special Court-Ordered Meeting of Shareholders to be held at 10 a.m., Eastern Time, on                     , 2009 at 15 Hampshire Street, Mansfield, Massachusetts 02048 and any adjournments or postponements thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and in their discretion upon any matter that may properly come before the meeting or any adjournments or postponements of the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

, 2009
Shareholder Sign Here	Date

, 2009
Shareholder (Joint Owner) Sign Here	Date

Please date and sign name exactly it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

ADMISSION TICKET

Special Court-Ordered Meeting of Shareholders

                                         , 2009, 10 a.m., Eastern Time

15 Hampshire Street

Mansfield, Massachusetts 02048

Upon arrival, please present this

admission ticket and photo identification

at the registration desk.

Please tear off this Admission Ticket. If you plan to attend the Special Court-Ordered Meeting of Shareholders, you will need this ticket to gain entrance to the meeting. This ticket is valid to admit the shareholder to the meeting.

You must present this ticket to gain admission to the meeting.

You should send in your proxy or vote electronically

even if you plan to attend the meeting.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE, DETACH

ê  AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.  ê

COVIDIEN LTD.	SPECIAL COURT-ORDERED MEETING PROXY CARD

The board of directors recommends a vote FOR Proposals 1 and 2.

1.	Approval of the Scheme of Arrangement attached to the accompanying proxy statement as Annex A.

☐  FOR                    ☐   AGAINST                    ☐   ABSTAIN

2.

If the Scheme of Arrangement is approved, and in connection with the Scheme of Arrangement and the Reorganization, approval of the creation of distributable reserves of Covidien plc (through the reduction of the share premium account of Covidien plc) that was previously approved by Covidien Ltd. and the other current shareholders of Covidien plc (as described in the accompanying proxy statement).

☐  FOR                    ☐   AGAINST                    ☐   ABSTAIN

3.	Approval of the motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

☐  FOR                    ☐   AGAINST                    ☐   ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements of the meeting.

☐	Please indicate if you plan to attend the meeting in Mansfield, Massachusetts.

(Continued, and please sign on reverse side.)